Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2022
Central Appalachian Coal Basin
West Virginia, USA
February 2023
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Statement of Use and Preparation
This Technical Report Summary ( TRS ) was prepared by
Marshall Miller & Associates, Inc.

(
MM&A )

for
the sole use

of
Coronado Global Resources Inc.

(
Coronado )
and its affiliated and

subsidiary companies
and advisors.

Copies or references to information

in this report may not be used without the written
permission of Coronado.
This report provides

a statement

of coal resources

and coal reserves

for Coronado,

as defined under
the
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore

Reserves
( JORC Code
) as

well as

under Subpart

1300 of

Regulation

S-K (Regulation

S-K 1300)

promulgated

by
the
United

States

Securities

and

Exchange

Commission

(
SEC )
.

Subject

to

the

comments

below,

this
report was also prepared in accordance with the Australasian Code for Public Reporting of Technical
Assessments and Valuations of Mineral Assets ( VALMIN Code
).

The statement is based

on information provided by

Coronado and reviewed by
Qualified Persons

(
QPs )
who are full-time employees of MM&A.
As noted

above, this

report is

a “Public

Report” for

the purposes

of the

VALMIN

Code.

However,

in
accordance with paragraph 12.1 of the VALMIN Code, it is noted that this report is not a “Valuation of
Mineral Assets”,

and it also does not comply with the following requirements that apply to “Technical
Assessments” (as defined in the VALMIN Code):
This report does not include a determination of the status of tenure (as required by paragraph 7.2
of the VALMIN Code) on the basis that tenure was separately

reviewed by Coronado’s

legal
advisors.
This report does

not include

separate commentary on the

reasonableness and

quality of

the Resources
and Reserves estimates and the

basis on which

they have been reported (as

required by paragraph 7.3
of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was

appropriate

in

circumstances

where
MM&A was

engaged for

the specific

purpose of

preparing those

estimates.

However,

MM&A notes
that, in

accordance

with its

usual practice,

a separate

team of

MM&A employees

undertook a

peer
review of this

report and confirmed

that both the process

followed by

the authors of

this report and
the estimates prepared were reasonable

and comply with the requirements of the JORC Code.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
The information

in this TRS

related to

coal resources

and reserves

is based on,

and fairly represents,
information compiled

by the QPs.

At the

time of reporting,

MM&A’s

QPs have

sufficient experience
relevant to the style of mineralization and type of

deposit under consideration and to the activity

they
are

undertaking

to qualify

as a

QP as

defined

by Regulation

S-K 1300

and the

JORC Code.

Each

QP
consents

to

the

inclusion

in

this

report

of

the

matters

based

on

their

information

in

the

form

and
context in which it appears.
Marshall Miller & Associates,

Inc. (
MM&A )

hereby consents to the

use of the information

contained
in

this

report

dated

December

31,

2022,

relating

to

estimates

of

coal

resources

and

coal

reserves
controlled by Coronado.

Qualified Person: /s/ Marshall Miller & Associates, Inc.
Date: February 15, 2023

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Table

of

Contents
1
Executive Summary

................................

................................

................................

...............

1
1.1
Property Description .................................................................................................

1
1.2
Ownership .................................................................................................................

2
1.3
Geology......................................................................................................................

3
1.4
Exploration Status .....................................................................................................

3
1.5
Operations and Development

...................................................................................

3
1.6
Mineral Resource ......................................................................................................

4
1.7
Mineral Reserve ........................................................................................................

4
1.8
Capital Summary .......................................................................................................

5
1.9
Operating Costs .........................................................................................................

6
1.10
Economic Evaluation .................................................................................................

7
1.10.1
Discounted Cash Flow Analysis .................................................................

10
1.10.2
Sensitivity Analysis ....................................................................................

11
1.11
Permitting

................................................................................................................

11
1.12
Conclusion and Recommendations

.........................................................................

11
2
Introduction

................................

................................

................................

........................

12
2.1
Registrant and Terms

of Reference.........................................................................

12
2.2
Information Sources

................................................................................................

13
2.3
Personal Inspections ...............................................................................................

14
3
Property Description ................................................................

................................

...........

14
3.1
Location

...................................................................................................................

14
3.2
Titles, Claims or Leases

............................................................................................

15
3.3
Mineral Rights .........................................................................................................

15
3.4
Encumbrances .........................................................................................................

16
3.5
Other Risks ..............................................................................................................

16
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography

............................. 16
4.1
Topography,

Elevation, and Vegetation ..................................................................

16
4.2
Access and Transport ..............................................................................................

16
4.3
Proximity to Population Centers .............................................................................

17
4.4
Climate and Length of Operating Season

................................................................

17
4.5
Infrastructure ..........................................................................................................

17
5
History

................................

................................

................................

................................ 18
5.1
Previous Operation..................................................................................................

18
5.2
Previous Exploration ...............................................................................................

18
6
Geological Setting, Mineralization and Deposit

................................

................................

....

18

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
6.1
Regional, Local and Property Geology ....................................................................

18
6.2
Mineralization .........................................................................................................

20
6.3
Deposits

...................................................................................................................

21
7
Exploration ................................

................................

................................

.........................

21
7.1
Nature and Extent of Exploration ...........................................................................

21
7.2
Non-Drilling Procedures and Parameters

...............................................................

24
7.3
Drilling Procedures ..................................................................................................

24
7.4
Hydrology ................................................................................................................

25
7.5
Geotechnical Data ...................................................................................................

25
8
Sample Preparation, Analyses and Security ................................

................................

.........

25
8.1
Prior to Sending to the Lab......................................................................................

25
8.2
Lab Procedures

........................................................................................................

26
9
Data Verification ................................................................

................................

.................

26
9.1
Procedures of Qualified Person ..............................................................................

26
9.2
Limitations

...............................................................................................................

27
9.3
Opinion of Qualified Person

....................................................................................

27
10
Mineral Processing and Metallurgical Testing

................................

................................

......

27
10.1
Testing

Procedures

..................................................................................................

27
10.2
Relationship of Tests

to the Whole

.........................................................................

28
10.3
Lab Information

.......................................................................................................

28
10.4
Relevant Results ......................................................................................................

28
11
Mineral Resource Estimates ................................

................................

................................ 28
11.1
Assumptions, Parameters and Methodology

.........................................................

28
11.1.1
Geostatistical Analysis

...............................................................................

31
11.2
Qualified Person’s

Estimates

...................................................................................

34
11.3
Resources Exclusive of Reserves .............................................................................

35
11.3.1
Initial Economic Assessment

.....................................................................

35
11.4
Resources Inclusive of Reserves

..............................................................................

36
11.5
Qualified Person’s

Opinion

......................................................................................

37
12
Mineral Reserve Estimates ................................

................................

................................

..

37
12.1
Assumptions, Parameters and Methodology

.........................................................

37
12.2
Mineral Reserves

.....................................................................................................

38
12.2.1
Surface Reserves .......................................................................................

39
12.2.2
Underground Reserves .............................................................................

40
12.2.2.1
Upper Winifrede (No 8) Seam ..................................................

40
12.3
Qualified Person’s

Estimates

...................................................................................

41

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
12.4
Qualified Person’s

Opinion

......................................................................................

42
13
Mining Methods

................................

................................

................................

..................

42
13.1
Geotech and Hydrology

...........................................................................................

43
13.2
Production Rates .....................................................................................................

43
13.3
Mining Related Requirements ................................................................................

44
13.3.1
Underground

.............................................................................................

44
13.3.2
Surface Mine .............................................................................................

44
13.3.3
HWM .........................................................................................................

44
13.4
Required Equipment and Personnel .......................................................................

45
13.4.1
Underground Mines ..................................................................................

45
13.4.1.1
Powellton No. 1

.........................................................................

45
13.4.1.2
Lower War Eagle .......................................................................

45
13.4.1.3
Eagle No. 1/Toney

Fork #1

........................................................

46
13.4.1.4
Muddy Bridge

............................................................................

47
13.4.1.5
Elklick Chilton

............................................................................

47
13.4.1.6
Camp Branch Chilton ................................................................

48
13.4.1.7
Winifrede ..................................................................................

49
13.4.1.8
Lower Powellton .......................................................................

49
13.4.1.9
Upper Winifrede .......................................................................

50
13.4.2
Surface Mines and Highwall Miners .........................................................

51
13.4.2.1
Toney

Fork ................................................................................

52
13.4.2.2
Buffalo Creek South ..................................................................

52
13.4.2.3
Sugar Camp ...............................................................................

52
14
Processing and Recovery Methods ................................

................................

......................

55
14.1
Description or Flowsheet ........................................................................................

55
14.2
Requirements for Energy,

Water,

Material and Personnel ....................................

55
15
Infrastructure

................................

................................

................................

......................

56
16
Market Studies

................................

................................

................................

....................

57
16.1
Market Description..................................................................................................

57
16.2
Price Forecasts.........................................................................................................

58
16.3
Contract Requirements ...........................................................................................

58
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements

with Local
Individuals

................................

................................

................................

..................

59
17.1
Results of Studies ....................................................................................................

59
17.2
Requirements and Plans for Waste

Disposal ..........................................................

59
17.3
Permit Requirements and Status ............................................................................

59
17.4
Local Plans, Negotiations or Agreements ...............................................................

62

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
17.5
Mine Closure Plans

..................................................................................................

62
17.6
Qualified Person’s

Opinion

......................................................................................

62
18
Capital and Operating Costs ................................

................................

................................ 62
18.1
Capital Cost Estimate ..............................................................................................

62
18.2
Operating Cost Estimate .........................................................................................

63
19
Economic Analysis

................................

................................

................................

...............

65
19.1
Assumptions, Parameters and Methods

.................................................................

65
19.2
Results .....................................................................................................................

67
19.3
Sensitivity ................................................................................................................

71
20
Adjacent Properties................................

................................

................................

.............

72
20.1
Information Used ....................................................................................................

72
21
Other Relevant Data and Information

................................

................................

..................

72
22
Interpretation and Conclusions ................................

................................

...........................

72
22.1
Conclusion ...............................................................................................................

72
22.2
Risk Factors

..............................................................................................................

72
22.2.1
Governing Assumptions ............................................................................

73
22.2.2
Limitations

.................................................................................................

74
22.2.3
Methodology

.............................................................................................

74
22.2.4
Development of the Risk Matrix ...............................................................

75
22.2.4.1
Probability Level Table ..............................................................

75
22.2.4.2
Consequence Level Table

..........................................................

75
22.2.5
Categorization of Risk Levels and Color Code Convention .......................

78
22.2.6
Description of the Coal Property ..............................................................

78
22.2.7
Summary of Residual Risk Ratings ............................................................

79
22.2.8
Risk Factors ...............................................................................................

79
22.2.8.1
Geological and Coal Resource

...................................................

80
22.2.8.2
Environmental

...........................................................................

80
22.2.8.3
Regulatory Requirements .........................................................

81
22.2.8.4
Market and Transportation

......................................................

81
22.2.8.5
Mining Plan ...............................................................................

83
23
Recommendations ................................................................

................................

..............

87
24
References ................................................................

................................

..........................

87
25
Reliance on Information Provided by the Registrant ................................

............................ 87
F
IGURES
(
IN
R
EPORT
)
Figure 1-1:

Coronado Logan Property Location Map..............................................................................

2
Figure 1-2:

CAPEX

....................................................................................................................................

6

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Figure 1-3:

OPEX

......................................................................................................................................

7
Figure 1-4:

Sensitivity of NPV

................................................................................................................

11
Figure 3-1:

Logan Property Location

.....................................................................................................

14
Figure 6-1:

Coal Basins & Logan Property Location ..............................................................................

19
Figure 6-2:

Logan Stratigraphic Column................................................................................................

21
Figure 7-1:

Logan Cross-Section

............................................................................................................

23
Figure 11-1:

Histogram of the Total

Seam Thickness for the No. 2 Gas Seam Present in the Logan
Complex ..............................................................................................................................

32
Figure 11-2:

Scatter plot of the Total

Seam Thickness for the No. 2 Gas Seam Present in the Logan
Complex ..............................................................................................................................

32
Figure 11-3: Variogram

of the Total

Seam Thickness for the No. 2 Gas Seam

Present in the Logan
Complex ..............................................................................................................................

33
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex ...........................

34
Figure 11-5:

Results of Initial Economic Assessment

............................................................................

36
Figure 15-1:

Logan Surface Facilities

.....................................................................................................

57
Figure 18-1:

CAPEX

................................................................................................................................

63
Figure 19-1:

Cash Costs per Tonne

.......................................................................................................

68
Figure 19-2:

Sensitivity of NPV

..............................................................................................................

71
T
ABLES
(
IN
R
EPORT
)
Table 1-1:

Coal Resources Summary as of December 31, 2022 (Mt) .....................................................

4
Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt) .....................................

5
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt) ...............

5
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..................................................

8
Table 1-5:

Project Cash Flow Summary ($000)
*

......................................................................................

9
Table 2-1:

Information Provided to MM&A by Coronado ....................................................................

13
Table 11-1:

General Reserve & Resource Criteria ................................................................................

29
Table 11-2:

DHSA Results Summary for Radius from a Central Point

..................................................

34
Table 11-3:

Coal Resources Summary as of December 31, 2022 (Mt) .................................................

35
Table 11-4:

Results of Initial Economic Assessment

.............................................................................

36
Table 12-1:

Coal Reserves Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)

..................

42
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt) ...........

42
Table 13-1:

Underground Summary of Production by Year

(000)

........................................................

53
Table 13-2:

Surface Summary of Production by Year

(000)

..................................................................

54
Table 13-3:

Highwall Summary of Production by Year

(000)

................................................................

55
Table

16-1:

Quality Specifications by Product ......................................................................................

58
Table 17-1:

Logan Mining Permits ........................................................................................................

61
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs

.............................................................

65
Table 18-2:

Logan Operating Costs .......................................................................................................

65
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..............................................

68
Table 19-2:

Summary of Logan Key Financial Performance Metrics (2023-2030) ...............................

69
Table 19-3:

Project Cash Flow Summary ($000)
*

..................................................................................

70
Table 22-1:

Probability Level Table .......................................................................................................

75
Table 22-2:

Consequence Level Table

...................................................................................................

76
Table 22-3:

Risk Matrix .........................................................................................................................

78

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Table 22-4:

Risk Assessment Matrix .....................................................................................................

79
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)

........................................

80
Table 22-6:

Environmental (Risks 3 and 4) ...........................................................................................

81
Table 22-7:

Regulatory Requirements (Risk 5) .....................................................................................

81
Table 22-8:

Market and Transportation

(Risk 6)

...................................................................................

83
Table 22-9:

Market and Transportation

(Risk 7)

...................................................................................

83
Table 22-10:

Methane Management (Risk 8) .......................................................................................

84
Table 22-11:

Mine Fires (Risk 9)

............................................................................................................

85
Table 22-12:

Highwall Failure (Risk 10)

.................................................................................................

85
Table 22-13:

Availability of Supplies and Equipment (Risk 11)

.............................................................

86
Table 22-14:

Labor – Work Stoppage (Risk 12)

.....................................................................................

86
Table 22-15:

Labor – Retirement (Risk 13) ...........................................................................................

86
Table 25-1:

Information from Registrant

Relied Upon by MM&A .......................................................

87
Appendices
A ..........................................................................................................................

MM&A Qualifications
B ....................................................................................................................................................

Maps
C ................................................................................................................................

Glossary of Terms
D

.....................................................

Initial Economic Assessment for Resources Exclusive

of Reserves
E

.........................................................................................................................................

JORC Table

1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1 Property Description
Coronado Global Resources

Inc. (
Coronado )
authorized Marshall Miller

& Associates, Inc.

(
MM&A )
to prepare this

Technical Report Summary (TRS) of

its controlled coal

resources and reserves

located
at the
Logan County

Complex (
Logan )

in Boone, Logan

and Wyoming

Counties, West

Virginia (the
Property
).

An updated

TRS was

prepared in

February 2023

due to

material differences

in the

key
financial modifying factors including coal

sales price assumptions, operating costs and

capital costs
from

December

31,

2021

to

December

31,

2022.

Coal

sales

price

assumptions

are

discussed

in
Sections 12

and 16

of the TRS,

while operating

costs and

capital costs

are discussed in
Sections 18
and

19

of

the

TRS.

The

report

provides

a

statement

of

coal

resources

and

coal

reserves

for
Coronado,

as defined

under the
Australasian Code

for Reporting

of Exploration

Results, Mineral
Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart

1300

of

Regulation

S-K
(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and

Exchange

Commission
( SEC ) .

This report was also

prepared in accordance with the
Australasian Code for Public

Reporting
of Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code ).
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).
Surface facilities for the operations are located along Buffalo Creek and a
CSX Corporation ( CSX )

rail
line about

21 kilometers

north-northeast

of Man,

West

Virginia

(see
Figure 1-1
).

The Property

is
composed

of

13,183

total

hectares,

13,114

of

which

are

leased

from

private

landholders

under
approximately 15

individual leases, and 69 hectares are

owned by Coronado.

Subject to Coronado
exercising

its renewal

rights thereunder,

a majority of

the leases, covering

a majority of

the Logan
reserves, expire upon exhaustion

of the relevant coal

reserves, which is expected to

occur in 2056.

One

lease

expires

in

2032;

however,

Coronado

is

projected

to

have

previously

exhausted

the
reserves covered thereby.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Coronado Logan Property Location Map
1.2 Ownership
The Logan properties started mining in 1945 by Lorado Mining Company
.

The properties
were sold
to Buffalo Mining Company

in 1964 and then

to
Pittston Coal Company ( Pittston )

in 1971.

Pittston
operated the properties until the early

1990’s when it idled the mine

complex and then in

2004 sold
them to Addington Resources
.

Production resumed

in 2005.

Imagin Natural

Resources

acquired
the properties in 2007 and

then sold them to
Cleveland-Cliffs Inc. ( Cliffs )

in 2011, which in

turn sold
the properties to Coronado in 2014.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
1.3 Geology

The

coal-bearing

formation

of

interest

at

Logan

is

primarily

the

Kanawha

Formation

of

Lower
Pennsylvanian

System,

which

comprises

a

major

portion

of

the

exposed

ridges.

The

Kanawha
Formation is

a coal bearing

sequence of sandstones,

siltstones, shales,

and mudstones with

minor
occurrences of siderite, limestone and flint clay.

Coronado
mines

several

horizons

within

the

Kanawha

formation.

The

horizons

are

as

follows:

Buffalo Creek, Upper Clarion

Rider,

Clarion, Lower Clarion, Upper Stockton, Lower

Stockton, Upper
Coalburg, Lower

Coalburg, Lower

Dorothy,

Upper Winifrede,

Lower Winifrede,

Chilton-A, Chilton,
Upper

Cedar

Grove,

Middle

Cedar

Grove,

Lower

Cedar

Grove,

2

Gas,

Upper

Powellton,

Lower
Powellton,

Eagle,

and Lower

War

Eagle.

Operations

at the

Logan

Mine Complex

extract

multiple
coal seams by both underground and surface mining methods.
1.4 Exploration Status
The Property has been extensively explored, largely by drilling with continuous coring methods and rotary

drilling,

often

supported

by

downhole

geophysical

methods.

In

addition

to

exploration
means, coal

measurements from

mine exposures

have supplemented

the database.

The majority
of the data was acquired or

generated by previous owners of the Property.

These sources comprise
the primary

data

used in

the evaluation

of the

coal

resources

and coal

reserves

on the

Property.

MM&A examined

the data

available for

the evaluation

and incorporated

all pertinent

information
into this TRS.

Where data were anomalous or not

representative, that data was not honored within
the digital databases and for subsequent processing by MM&A.

Ongoing

exploration

has

been

carried

out

by

Coronado

since

acquiring

the

Logan

Complex.

The
Coronado acquired exploration data

has been consistent with past drilling activities.
1.5 Operations and Development
As of December 31, 2022, underground mine operations were active at the Lower War Eagle,

Eagle
No. 1

and Muddy Bridge

Mines with three,

three or

two active

mining sections, respectively

using
the

room-and-pillar

method.

In

addition,

Coronado

operates

a

single

active

underground

room-
and-pillar

section

in

the

North

Fork

Winifrede

Mine.

Annual

deep

mine

production

peaks

at
approximately

2.3 Mt

in 2028.

One active

surface mine,

Toney

Fork, was

also operating.

Surface
production is

projected to

peak at

0.6 Mt

in 2028.

Highwall miner

production is

also projected

to
resume

in 2023

with a

peak in

2028 at

0.44 Mt.

Overall

production will

continue until

2056 with
peak production occurring in 2028 at 3.3 Mt.
The Logan

County Complex includes

the Saunders

Preparation Plant

in addition to

the mines.

The
plant site includes raw coal storage, clean coal storage, a railroad loadout, and refuse disposal area.

The plant has a feed rate capacity

of 1,088 raw tonnes per hour.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
1.6 Mineral Resource
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

A coal resource estimate, summarized

in
Table 1-1
, was prepared as

of December
31, 2022, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2022 (Mt)

Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
127.2 40.0 0.0 167.2
24 1.0 28
Exclusive of Reserves
45.2 37.0 3.4 85.6
Total 12/31/2022
172.5 77.0 3.4 252.8
Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 82.2 Mt of dry, in-place measured and indicated resource tonnes exclusive of reserves as of December 31, 2022.
1.7 Mineral Reserve
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tons

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socio-economic

and regulatory

factors.

The

Resource

estimate

has been

used

as
the basis

for this Reserve

calculation, which utilizes

a reasonable Preliminary

Feasibility Study, a Life-
of Mine ( LOM
) Mine Plan and practical recovery factors.

Production modeling was completed with
an effective

start

date

of October

1, 2022.

Additions and

depletion have

been used

to

bring the
Reserve estimate forward

to December 31, 2022.
Factors

that would

typically preclude

conversion

of a

coal resource

to coal

reserve, which

include
the following:

inferred resource

classification; absence

of coal quality;

poor mine recovery;

lack of
access; geological

encumbrances

associated

with

overlying

and underlying

strata;

seam thinning;
structural

complication;

and

insufficient

exploration,

have

all

been

considered.

Reserve
consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the

aforementioned
geological

and

operational

encumbrances.

Coal

reserves

are

presented

on

a

run-of-mine

(
ROM )
basis in Table 1-2.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine Complex 101.4 36.7 138.1 37.3 100.8 0.0 138.1 51 0.9 19
Proven and

probable coal

reserve were

derived from

the defined in-situ

coal resource

considering
relevant

processing,

economic

(including

technical

estimates

of

capital,

revenue

and

cost),
marketing, legal,

environmental, socioeconomic,

and regulatory factors.

The proven and

probable
coal reserves on the Property are summarized below in Table 1-3.
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, MT)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County Complex 53.3 17.4 70.6 32.5 38.1 0.0 70.6 8 0.9 36
Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled between 4.5 and 6-percent, depending upon mining method.

Actual product moisture is
dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the
modeled moisture values provide a level of conservatism for reserve reporting.
In summary, Coronado controls a total of 70.6

Mt (moist basis) of

marketable coal reserves at Logan
as of

December 31,

2022.

Of that

total, 75

percent

are proven,

and 25

percent

are probable.

All
70.6

Mt

are

leased

coal

reserves

and

are

assigned.

Approximately

61.6

Mt

of

reserves

are
considered suitable

for the

metallurgical coal

market and

9.0 Mt are

projected to

be sold into

the
thermal coal market.

1.8 Capital Summary
Coronado provided MM&A with an inventory of operating equipment available at Logan.

MM&A’s
capital schedules

assume that

major equipment

rebuilds occur

over the

course of

each machine’s
remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on

MM&A’s
experience and knowledge

of mining equipment and

industry standards with

respect to the

useful
life of

such equipment.

A summary of

the estimated

capital for

the Property

is provided

in
Figure
1-2

below.

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$ Thousands
Underground Mines
Surface Mines
HWM
Plant/Other
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2054
2055
2056
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-2:

CAPEX
1.9 Operating Costs
Coronado

provided

historical

and

preliminary

5-year

projections

of

operating

costs

for

its

active
mines

for

MM&A’s

review.

MM&A

used

the

historical

and/or

budget

cost

information

as

a
reference and

developed personnel schedules for

each mine.

Hourly labor rates

and salaries were
based upon

information

contained

in Coronado’s

financial

summaries.

Fringe benefit

costs

were
developed

for

vacation

and

holidays,

federal

and

state

unemployment

insurance,

retirement,
workers’ compensation and pneumoconiosis,

casualty and life insurance, healthcare and bonuses.
For

the

underground

operations,

a

cost

factor

for

mine

supplies

was

developed

that

relates
expenditures

to

mine

advance

rates

for

roof

control

costs

and

other

mine

supply

costs

at
underground mines.

Other factors were developed for maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Surface mine direct operating costs were developed

as a function

of overburden ratio for repair and
maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.
Operating costs for highwall mines are based

on costs per ROM tonne estimates.
Operating

costs

factors

were

also

developed

for

the

coal

preparation

plant

processing,

refuse
handling, coal loading, property taxes, and insurance and bonding.

$250.00
$200.00
$150.00
$100.00
$50.00
$-
$/Tonne
Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
Other
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
2054
2055
2056
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Appropriate royalty rates were

assigned for production from leased coal lands and sales taxes were calculated

for

state

severance

taxes,

the

federal

black

lung

excise

tax,

and

federal

and

state
reclamation fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .
Figure 1-3:

OPEX
1.10 Economic Evaluation
The pre-feasibility financial

model prepared for

this TRS

was developed to

test the

economic viability
of

the

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to

represent

a
bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining

operations
contemplated

for the Coronado

properties, but are

intended to establish

the economic viability

of
the

estimated

coal

reserves.

Cash

flows

are

simulated

on

an

annual

basis

in

nominal

dollars
assuming a 2% inflation rate based

on projected production from the coal

reserves.

The discounted
cash flow analysis presented herein is based on an effective date of January 1, 2023.

On an un-levered basis, the net

present value (
NPV
) of the project cash flow

after taxes represents
the Enterprise

Value of

the project.

The project cash

flow,

excluding debt

service, is calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs

include

labor,

operating

supplies,

maintenance

and

repairs,

facilities

cost

for

materials
handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory and legally agreed

upon fees related to direct

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
extraction

of

the

mineral.

The

indirect

costs

are

the

Federal

black

lung

tax,

Federal

and

State
reclamation taxes, property

taxes, coal production royalties,

and income taxes.

Table

1-4

shows LOM tonnage, profit

& loss (
P&L
), and earnings before income tax,

depreciation &
amortization ( EBITDA ) for Logan.
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton 1,607 $21,157 $13.16 $51,064 $31.77
Eagle No. 1 (Toney

Fork)
11,806 $18,727 $1.59 $220,119 $18.65
Elk Lick Chilton 3,809 $76,902 $20.19 $146,959 $38.58
Lower Powellton 5,095 $112,692 $22.12 $224,168 $44.00
Lower War Eagle 6,544 $102,095 $15.60 $227,269 $34.73
Powellton No. 1 3,629 $52,199 $14.38 $122,643 $33.80
Muddy Br No.2 Gas 3,647 $166,946 $45.77 $212,139 $58.16
Upper Winifrede 1,794 $61,150 $34.09 $95,271 $53.12
Winifrede (Chilton Rider) 219 $9,021 $41.19 $12,795 $58.42
Consolidated Deep Mines 38,150 $620,890 $16.27 $1,312,426 $34.40

Surface Mines
Toney Fork Surf 6,338 $106,288 $16.77 $245,407 $38.72
Buffalo Cr South Area 7,990 $27,941 $3.50 $203,185 $25.43
Sugar Camp Area 1 4,911 $(100,944) $(20.55) $48,015 $9.78
Surface Mines Consolidated 19,239 $33,285 $1.73 $496,606 $25.81

HWM Operations
Toney Fork HWM 4,919 $330,409 $67.17 $361,920 $73.57
Buffalo Cr South HWM 7,004 $434,033 $61.97 $474,395 $67.73
Sugar Camp HWM 1,314 $82,843 $63.05 $91,260 $69.45
HWM Consolidated 13,237 $847,285 $64.01 $927,575 $70.07

Grand Total 70,626 $1,501,460 $21.26 $2,736,607 $38.75
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents
0.000001% of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

1-4,

the

Logan

operations

show

positive

EBITDA

over

the

LOM.

Overall,

the
Coronado consolidated operations show positive LOM P&L and

LOM EBITDA of $1.5 billion

and $2.7
billion, respectively.

Coronado’s consolidated

Logan cash flow summary in nominal dollars assuming a 2% inflation rate, excluding debt service, is shown in Table 1-5

below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Table 1-5:

Project Cash Flow Summary ($000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2023 2024 2025 2026 2027
Production & Sales tonnes 70,626 2,215 2,444 2,730 2,614 2,524
Total Revenue $11,449,478 $403,255 $343,593 $366,750 $356,408 $349,974
EBITDA $2,736,607 $154,435 $79,831 $67,982 $64,942 $48,930
Net Income $1,271,269 $93,455 $33,975 $22,180 $21,044 $7,422
Net Cash Provided by Operating Activities $2,455,780 $98,886 $84,666 $64,481 $60,927 $49,298
Purchases of Property, Plant, and

Equipment
$(1,212,814) $(64,541) $(46,249) $(35,126) $(24,721) $(19,540)
Net Cash Flow $1,242,966 $34,345 $38,417 $29,354 $36,206 $29,758

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2028 2029 2030 2031 2032 2033
Production & Sales tonnes 3,315 3,138 3,052 2,987 2,862 2,833
Total Revenue $469,730 $441,352 $437,982 $436,621 $425,513 $428,277
EBITDA $134,632 $96,812 $86,647 $88,298 $85,099 $81,695
Net Income $76,870 $40,290 $35,152 $37,612 $33,266 $22,374
Net Cash Provided by Operating Activities $102,420 $94,319 $82,136 $80,835 $79,110 $77,163
Purchases of Property, Plant, and

Equipment
$(54,676) $(76,748) $(30,875) $(25,919) $(58,356) $(77,043)
Net Cash Flow $47,743 $17,571 $51,261 $54,916 $20,754 $119

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 2,872 2,714 2,739 2,785 2,969 2,783
Total Revenue $445,485 $422,500 $431,983 $440,845 $480,253 $458,789
EBITDA $108,745 $74,857 $97,015 $103,374 $125,905 $107,907
Net Income $53,277 $22,619 $43,055 $45,843 $62,109 $46,564
Net Cash Provided by Operating Activities $92,575 $73,923 $84,785 $93,567 $110,105 $102,650
Purchases of Property, Plant, and

Equipment
$(60,090) $(30,525) $(49,809) $(65,949) $(56,676) $(42,223)
Net Cash Flow $32,485 $43,398 $34,975 $27,618 $53,429 $60,427

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,733 2,519 2,100 2,214 1,611 1,476
Total Revenue $459,598 $431,586 $365,532 $393,908 $289,596 $269,978
EBITDA $104,671 $94,788 $81,444 $105,980 $58,696 $83,754
Net Income $47,235 $41,064 $39,833 $60,889 $23,010 $51,731
Net Cash Provided by Operating Activities $96,543 $88,891 $75,724 $90,314 $63,837 $71,484
Purchases of Property, Plant, and

Equipment
$(29,343) $(33,901) $(27,895) $(23,194) $(29,298) $(22,073)
Net Cash Flow $67,200 $54,990 $47,828 $67,120 $34,540 $49,411

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes 1,057 1,057 1,053 1,053 1,057 1,061
Total Revenue $194,175 $198,147 $201,437 $205,554 $210,544 $215,652
EBITDA $52,251 $53,459 $54,370 $59,571 $58,316 $59,618
Net Income $28,842 $28,388 $27,184 $31,758 $28,651 $30,020
Net Cash Provided by Operating Activities $52,854 $48,225 $49,193 $53,061 $49,045 $52,351
Purchases of Property, Plant, and

Equipment
$(18,702) $(21,272) $(25,945) $(30,072) $(22,359) $(22,221)
Net Cash Flow $34,152 $26,953 $23,248 $22,990 $26,686 $30,131

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2052 2053 2054 2055 2056 2057
Production & Sales tonnes 1,057 1,049 1,037 677 242 -
Total Revenue $219,229 $222,017 $223,966 $151,873 $57,377 $-
EBITDA $71,599 $60,514 $60,792 $48,780 $20,900 $-
Net Income $45,345 $29,161 $30,508 $22,011 $9,180 $(339)
Net Cash Provided by Operating Activities $60,653 $56,148 $54,570 $47,692 $20,671 $(3,597)
Purchases of Property, Plant, and

Equipment
$(24,540) $(27,137) $(12,933) $(11,318) $(11,544) $-
Net Cash Flow $36,113 $29,011 $41,637 $36,374 $9,127 $(3,597)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2058 2059 2060 2061 2062 2063
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(174) $(89) $(46) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(1,835) $(936) $(954) $- $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $(1,835) $(936) $(954) $- $- $-
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents 0.000001% of the total
production, and none of this coal was included in the estimate of reserves.
Consolidated cash flows are driven

by annual sales

tonnage, which at steady-state level ranges from
a peak of 3.3 million

tonnes in 2028 to

a low of 1.0 million tonnes

in 2054.

Projected consolidated
revenue ranges from $151.9 million to $480.3 million

at a steady state.

Revenue totals $11.4 billion
for the project’s life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $110.1 million in

2038 and totals $2.5 billion over

the project’s
life.

Capital

expenditures

total

$190.2

million

from

2023

through

2027 and

$1.2

billion

over

the
project’s life.

1.10.1 Discounted Cash Flow Analysis
Cash flow after

tax, but before

debt service, generated

over the life

of the project

was discounted
to NPV

at a 10.0%

discount rate,

which represents

Coronado’s

estimate of

the nominal dollar,

risk
adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market

participants

if

the

subject
reserves were offered for sale.

On an un-levered basis,

the NPV of

the project cash

flows represents
the

Enterprise

Value

of

the

project

and

amounts

to

$366.6

million.

The

pre-feasibility

financial
model prepared for the

TRS was developed to

test the economic

viability of

each coal resource area.

The NPV estimate

was made for

the purpose of confirming

the economics for

classification of coal
reserves

and

not

for

purposes

of

valuing

Coronado

or

its

Logan

assets.

Mine

plans

were

not
optimized,

and

actual

results

of

the

operations

may

be

different,

but

in

all

cases,

the

mine
production plan assumes the properties are under competent management.

Sales Price
OPEX
CAPEX
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$(100)
$(200)
NPV (Millions)
-15%
-10%
-5%
0%
5%
10%
15%
% Change

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
1.10.2 Sensitivity Analysis
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount

rate when

Base Case sales prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
Figure 1-4:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
1.11 Permitting
Coronado has obtained all mining and

discharge permits to operate its active mines and

processing,
loadout

or

related

support

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado
permitting issues that are expected to prevent the issuance of future permits.

Logan, along with all
coal

producers,

is

subject

to

a

level

of

uncertainty

regarding

future

clean

water

permits

due

to
United States Environmental Protection Agency ( EPA )

and
United States Fish and Wildlife ( USFW )
involvement with state

programs.
1.12 Conclusion and Recommendations
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on

the

Logan

Property.

The

data

is

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic

evaluation conducted

in conjunction

with the

preliminary feasibility

study concludes
that the 70.6 Mt of marketable

coal reserves identified on the Property are

economically mineable
under

reasonable

expectations

of

market

prices

for

metallurgical

coal

products,

estimated
operation costs, and capital expenditures.
2
Introduction
2.1
Registrant and Terms

of Reference
This report

was prepared

for

the sole

use of
Coronado Global

Resources

Inc. (
Coronado )
and

its
affiliated and

subsidiary companies and

advisors.

An updated TRS

was prepared

in February 2023
due

to

material

differences

in

the

key

financial

modifying

factors

including

coal

sales

price
assumptions, operating costs

and capital costs

from December 31,

2021 to

December 31,

2022.

Coal
sales price

assumptions are

discussed in

Sections 12

and 16

of the

TRS, while

operating

costs and
capital costs are discussed in
Sections 18 and

19

of the TRS.

The report provides a statement of coal
resources and coal reserves for Coronado, as defined under the Australasian Code for Reporting of
Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart
1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and
Exchange

Commission (
SEC ) .

This report

was also

prepared

in accordance

with the
Australasian
Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of

Mineral

Assets
( VALMIN
Code ).
The

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado

at

Logan.

Exploration results and Resource

calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine

the extent and viability of the reserve.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
2.2 Information Sources
This TRS

is based

on information

provided by

Coronado and

reviewed by

MM&A. Sources

of data
and information are listed below in Table 2-1 :
Table 2-1:

Information Provided to MM&A by Coronado

Category
Information Provided by Coronado Report Section
Geological
Geologic data including digital databases

and original source data including
geologist logs, driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado
mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing

current and future methods of
coal processing

14.1
Waste Disposal
Engineering data and estimates representing

remaining capacities for coarse
and fine coal waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost drivers
for reserve financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2, 19.3
Note: While the sources of data listed in Table 2-1 are not exhaustive, they represent a significant portion of information which supports this TRS.

MM&A reviewed the provided data and found it to be reasonable prior to incorporating it into the TRS.

The TRS contains “forward-looking
information” including forecasts of productivity and annual coal production, operating and capital cost estimates, coals sales price forecasts, the assumption that Coronado will continue to acquire necessary permits, and other assumptions.

The TRS statements and conclusions are not a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the control of MM&A including, but not limited to geologic factors, mining conditions, regulatory approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to conduct a coal resource and reserve evaluation of the Coronado coal
properties as of

September 30, 2022.

Additions (Property and

data) and depletion

(mine) have been
used to bring

the Resource and

Reserve estimates forward to December

31, 2022, the

effective date
of this TRS for Logan.

For the evaluation, the following tasks were to

be completed:

>
Conduct site visits of the mines and mine infrastructure facilities;

>
Process the information supporting the estimation of coal resources and reserves into
geological models;

>
Develop life-of-reserve mine

(
LOM ) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare and issue a TRS providing a statement

of coal resources and reserves which would
include:
-
A description of the mines and facilities.

- A description of the evaluation process.
-
An estimation of coal resources and reserves with compliance elements as stated

under the
JORC Code and the SEC Regulation S-K 1300.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
2.3 Personal Inspections
MM&A is very familiar

with Logan, having provided

a variety of services in recent

years and one of
the QP’s involved in this TRS has conducted

multiple site visits.
3
Property Description
3.1 Location
The

Logan

County

Complex

is located

in

Logan, Boone,

and Wyoming

Counties

in southern

West
Virginia.

The Property

encompasses the

towns of

Lorado and

Pardee

in the

northern portion

and
Lacoma and Cyclone

in the

southern portion

(approximately 6 kilometers between the

northern and
southern

towns).

The

nearest

major

population

centers

are

Huntington,

West

Virginia

(145
kilometers northwest) and Charleston, West

Virginia (129 kilometers north-northeast).
Figure 3-1:

Logan Property Location
The Logan property is composed of

13,183 total leased and owned

hectares and is located in Logan,
Boone, and Wyoming

Counties.

The Property is located

on the following
United States

Geological

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Survey ( USGS
)

Quadrangles:

Lorado,

Mallory,

Amherstdale,

and

Oceana.

Current

mining
projections fall within portions of

all four quadrangles.

The coordinate system

and datum used for
the

model

of

the

Logan

County

Complex

and

the

subsequent

maps

were

produced

in

the

West
Virginia State Plane South system,

NAD 27.
3.2 Titles, Claims or Leases
The

Property

is

composed

of

13,183

total

hectares,

13,114

of

which

are

leased

from

private
landholders under approximately 15 individual

leases, and 69

hectares are owned by

Coronado. The
latest

Coronado

lease

of

45

hectares

was

obtained

in

2022.

Subject

to

Coronado

exercising

its
renewal rights thereunder, a majority

of the

leases, covering a

majority of

the Logan

reserves, expire
upon exhaustion of

the relevant coal

reserves, which is

expected to occur

in 2056.

One lease

expires
in

2032;

however,

Coronado

is

projected

to

have

previously

exhausted

the

reserves

covered
thereby.

MM&A has not carried out a separate title verification for the coal properties and has not verified

leases,

deeds,

surveys,

or

other

property

control

instruments

pertinent

to

the

subject
resources.

Property tenure

was separately

reviewed by

Coronado’s

legal advisors.

Coronado has
represented

to MM&A

that it

controls

the mining

rights to

the reserves

as shown

on its

property
maps, and MM&A

has accepted these

as being a

true and accurate

depiction of the

mineral rights
controlled

by

Coronado.

The

TRS

assumes

the

properties

are

developed

under

responsible

and
experienced management.
3.3 Mineral Rights
Coronado supplied property control maps to MM&A related to properties for which mineral and/or surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these

representations

as
being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property

boundary disputes

or

other
concerns, through

past knowledge

of the

Property,

that would

signal concern

over future

mining
operations or development potential.
Property control

in Appalachia

can be

intricate.

Coal mining

properties are

typically composed

of
numerous property

tracts which

are owned

and/or leased

from both

land holding

companies and
private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with

different
entities

or individuals

controlling

the

surface

and mineral

rights.

Mineral

control

in the

region

is
typically characterized by leases or ownership of larger tracts of land,

with surface control generally
comprised of smaller tracts, particularly in developed areas.
Legal mining rights

may reflect

a combination of in

fee or mineral

ownership and in

fee or mineral
leases of coal lands

through various surface and mineral lease

agreements.

There is also a

relatively
small amount of area where the coal is partially-owned and/or partially leased on a limited number of individual tracts.

Control

of

the

surface

property

is

necessary

to

conduct

surface

mining

but

is

not

necessary

to
conduct underground mining.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Upon acquisition of mineral

control for

desired coal seams

of surface-mineable economic

interest,
it

is

typical

practice

in

the

region

for

operators

to

delay

the

acquisition

of

surface

control

for
purposes

of

surface

mining

and

other

surface

development

until

plans

are

established

for

near-
future development.

Therefore, it is common for an

operator to control mineral for proposed areas
of

mining

for

which

they

have

not

established

the

legal

right

to

surface

mine

due

to

the

lack

of
surface

control.

Acquisition

of

these

rights

is

typically

delayed

in

order

to

limit

cost

and

royalty
payments

for

areas not

under consideration

for

near-future

development.

Coronado’s

executive
management

team

has

a

history

of

surface

mining

in

Central

Appalachia

and

has

conveyed

to
MM&A that it has been successful in acquiring surface rights where needed for past operations.
3.4 Encumbrances
No Title Encumbrances are known.

By assignment, MM&A did

not complete a query

related to Title
Encumbrances.

3.5 Other Risks
There

is

always

risk

involved

in

property

control.

As

is

common

practice,

Coronado,

and

its
predecessors, have

had their legal

teams examine

the deeds and title

control in order

to minimize
the risk.

Historically,

property control

has not

posed any

significant challenges

related

to Logan’s
operations.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1
Topography,

Elevation, and Vegetation
Topography

of the area

surrounding the Logan County

Complex is typical

of the Central Appalachian
Plateau,

being

rugged

and

deeply

dissected

by

v-shaped

river

valleys,

and

generally

flanked

by
steeply sided upland regions,

with occasional gentle slopes in

select areas.

The drainage system

in
the region tends to be mostly dendritic in nature.

Surface elevations near the mine complex

range
from approximately

823 meters above

sea level in upland regions

to roughly 338 meters

at stream
level.

The Property

is moderately

to heavily

vegetated,

with oak-hickory

forests

as the

dominant
forest type

and northern hardwood forest

being less prominent.

The Property is not situated

near
any major urban centers, and the surrounding area is rural.
4.2 Access and Transport
Access to the Logan Mine property consists of primary,

secondary,

and unimproved roads, forming
a well-developed transportation network.

Highway 119 is the primary highway in the area running
southwest

to

northeast

from

the

Kentucky-West

Virginia

line

through

Mingo,

Logan,

and

Boone
Counties.

Secondary

roads

Route

16

and

Route

10

provide

the

most

direct

access

through

the
Property

running

east-west

across

the

leased

area.

Numerous

other

secondary

and

unimproved

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
roads provide direct access to the mine property, some being state-

and county-maintained.

These
roads typically stay

open throughout the year.

Additionally,

private access roads

to existing mines
provide

transport

corridors,

and

more

such roads

may

be

developed

as

needed.

The

Coronado-
owned Saunders

Preparation Plant

services the mines.

The ROM

coal is delivered

from the

Lower
War Eagle Mine

via overland conveyor,

all remaining production is or will

be delivered to the

plant
site by truck.

4.3
Proximity to Population Centers

The Logan property lies near the town of Lorado in Logan County, West Virginia, approximately 145 kilometers

southeast

of

Huntington,

West

Virginia

and

129

kilometers

south-southwest

of
Charleston,

West

Virginia.

As

of

the

2020

census,

Logan

County

had

a

population

of

32,567
residents, Boone County had 21,809 residents, and Wyoming

County had 21,382 residents.

4.4 Climate and Length of Operating Season
The region’s climate

is classified as humid, sub-tropical with four distinct seasons:

warm summers,
cold winters,

and moderate

fall and

spring seasons.

Precipitation in

the region

occurs throughout
the year with

the most rain falling

in spring and

the early months

of summer.

Average yearly rainfall
is 67.69 centimeters.

Summer months typically begin

in late May

and end in early

September and
range in

average

temperature from

53 to 84

degrees Fahrenheit

(or 11.6 to

28.9 degrees

Celsius).

Winters

typically

begin

in

mid

to

late

November

and

run

until

mid

to

late

March

with

average
temperatures

ranging

from

26

to

57

degrees

Fahrenheit

(or

-3.3

to

13.9

degrees

Celsius).

Precipitation

in the

winter

typically

comes

in the

form

of snowfall

or

as a

wintery

mix (sleet

and
snow) with

severe

snowfall events

occurring occasionally.

Seasonal variations

in climate

typically
do

not

affect

underground

mining

in

West

Virginia.

However,

weather

events

could

potentially
incumber surface mining

and preparation

plant operations

on a very limited

basis, typically lasting
less than a few days.
4.5 Infrastructure
The Logan Mine Complex has sources of water,

power,

personnel, and supplies readily available for
use.

Personnel have historically been sourced from

the surrounding communities in Logan, Boone,
Wyoming,

and Mingo

counties, and

have

proven

to be

adequate in

numbers

to operate

past and
current mines.

As mining is

common in

the surrounding

areas, the

workforce

is generally

familiar
with

mining

practices

and

is

comprised

of

a

strong

talent

pool

of

experienced

miners.

Water

is
sourced locally

from Buffalo

Creek Public

Service District and

electricity is sourced

from
American
Electric

Power

(
AEP )
.

The

service

industry

in

the

areas

surrounding

the

mine

complex

has
historically

provided

supplies,

equipment

repairs

and

fabrication,

etc.

The

Coronado-owned
Saunders Preparation

plant services

the mines

and operates

at a

rate

of 952

tph.

The Coronado-
owned Elk Lick Loadout serves

as the primary means

of shipment and is

connected to a CSX rail line,
which either serves the domestic market directly, or transports the coal to the Pier 9 and Dominion terminals at Norfolk, Virginia for overseas

shipment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
5
History
5.1 Previous Operation
The Logan County

properties were started in

1945 by
Lorado Mining Company
, were sold

to
Buffalo
Mining Company

in 1964 and then to
Pittston Coal Company ( Pittston )

in 1971.

Pittston operated
the properties until the early 1990’s.

After being idle for a period, the properties were then sold to
Addington

Resources

in

2004.

Imagin

Natural

Resources

acquired

the

properties

in

2007,

and
subsequently sold them to Cliffs in 2011, which in turn sold the properties to Coronado in 2014.
Coronado produced approximately

1.8 Mt in 2016,

2.6 Mt in 2017, 2.6

Mt in 2018, 2.7 Mt

in 2019,
1.6 Mt in 2020, 1.9 Mt in 2021, and 2.1 Mt in 2022.
5.2 Previous Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.
Drill records

indicate that

independent contract

drilling operators

have

typically been

engaged

to
carry out drilling on the Properties.

Geophysical logging was typically performed by outside logging firms.

MM&A, via

its Geophysical

Logging Systems

subsidiary,

has logged

a significant

number of
the past exploration holes and gas wells, and currently

logs most of the recently drilled holes.
6
Geological Setting, Mineralization and Deposit
6.1 Regional, Local and Property Geology
The

Property

lies in

the Central

Appalachian Coal

basin

in the

Appalachian Plateau

physiographic
province.

Washington
Oregon
Idaho
Montana
North Dakota
Minnesota
South Dakota
Wyoming
Green River
Nevada
California
Utah
Colorado
Nebraska
Kansas
Iowa
Wisconsin
Michigan
Illinois
Indiana
Ohio
Missouri
Kentucky
West Virginia
Virginia
Pennsylvania
New York
N. Appalachian
C. Appalachian
Maine
New Hampshire
Vermont
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
Arizona
New Mexico
Oklahoma
Arkansas
Tennessee
North Carolina
South Carolina
Mississippi
Alabama
Georgia
Black Warrior
Louisiana
Texas
Florida
Approximate Location of Logan Property
Bituminous / Subbituminous Coalfields
N. Appalachian
U.S. Coking Coalfields
643.73 km
0
643.73 km
400 miles
400 miles

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Figure 6-1:

Coal Basins & Logan Property Location
Coal deposits in

the eastern USA are

the oldest and most

extensively developed

in the country.

The
coal

deposits

on

the

Properties

are

Carboniferous

in

age,

being

of

the

Pennsylvanian

system.

Overall,

these

Carboniferous

coals

contain

two-fifths

of

the

USA’s

bituminous

coal

deposits

and
extend over 1,448 kilometers

from northern Alabama

to Pennsylvania and are

part of

what is known
as the Appalachian Basin
.

The Appalachian

Basin is

more than

402 kilometers

wide and,

in some
portions, contains over 60 coal seams of varying economic significance.
Within the Central

Appalachian Basin, seams

of economic significance

typically range

between 0.3
meters and 1.8 meters in thickness, with relatively little structural deformation.

Regional structure
is typically characterized by gently dipping strata

to the northwest at less than one percent.
The coal-bearing formations of interest at Logan

is of the

lower section of -

the Kanawha Formation,
which

comprise

a

major

portion

of

the

exposed

ridges.

The

coal-bearing

Formation

includes
sedimentary sequences of sandstones, siltstones, shales,

and mudstones with minor

occurrences of
siderite, limestone and flint clay.
Coronado
mines

several

horizons

within

the

Kanawha

formation.

The

horizons

are

as

follows:

Buffalo Creek, Upper

Clarion Rider,

Clarion, Lower Clarion, Upper Stockton,

Lower Stockton, Lower

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Coalburg,

Lower

Dorothy,

Upper

Winifrede,

Lower

Winifrede,

Chilton-A,

Chilton,

Upper

Cedar
Grove,

Middle

Cedar

Grove,

Lower

Cedar

Grove,

No.

2

Gas,

Upper

Powellton,

Lower

Powellton,
Eagle, and Lower War Eagle seams demonstrate

mining potential on this property.
Logan currently

has four

active underground

mines and

one active

surface mine.

The Toney

Fork
mine is a surface

mine, while the North Fork Winifrede,

Eagle No. 1, Muddy Bridge

and Lower War
Eagle are

underground mines.

The active Toney

Fork surface

mine has historically

mined multiple
seams including the Upper Winifrede,

Lower Winifrede, Upper

Clarion Rider,

Upper Clarion, Lower
Clarion,

Lower

Coalburg, Upper

Coalburg,

Upper Stockton,

Lower

Stockton,

Chilton-A,

and

Lower
Dorothy Seams.

Future surface

mine reserve production

at Logan

is anticipated

to focus

on those
seams having

the best

opportunity for

sale into

the metallurgical

coal markets,

namely the

Lower
Coalburg seam and below.

The Powellton

No. 1 Mine is

projected to extract

the Lower and Upper
Powellton jointly in some

areas, while other

areas are projected to

extract only the Lower

Powellton
due to seam splitting.

The Eagle No. 1

and Muddy Bridge Mines are

projected to extract

the No. 2
Gas seam.

The Lower War Eagle mine is projected to extract

the Lower War Eagle seam.

6.2 Mineralization
The generalized stratigraphic

columnar section in
Figure 6-1

demonstrates the vertical

relationship
of the principal coal seams and rock formations on the Property.

System
Fm.
Lithology
Seam Name
Lower Pennsylvanian
Kanawha Formation
Clarion Upper & Lower
Stockton Upper & Lower
Coalburg Upper & Lower
Lower Dorothy (No.9.5)
Chilton A (No.9)
Buffalo Creek (No.8.5)
Winifrede Upper & Lower (No.8)
S132
S130
S120
S110
Dingess Limestone
Chilton (Williamson)
S84
S80
Upper Cedar Grove
Middle Cedar Grove
Lower Cedar Grove
Upper Powellton (Upper Alma)
Lower Powellton (Lower Alma)
No.2 Gas Upper (Matewan/Peerless)
No.2 Gas Lower (Eagle)
No.2 Gas
Lower War Eagle (No.4)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Figure 6-2:

Logan Stratigraphic Column
(not to scale)
6.3 Deposits
The coal produced

at Logan Mine

complex is typically

high-volatile (typically

28 percent

or greater
volatile

matter

content)

bituminous coal.

Seam quality

varies with

distance from

the cropline,

so
some seams will be shipped into

both the thermal and metallurgical

markets depending on

mining
method and ultimate quality.

Saleable product from the surface

operations is projected to

be sold
primarily into

the metallurgical

coal market;

however,

some production

is planned to

be sold

into
the thermal

coal market

due to

quality limitations.

Underground coal

is sold almost

exclusively in
the metallurgical markets.
7
Exploration
7.1 Nature and Extent of Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Diamond

core,

rotary,

and

gas

well

drilling

are

the

three

primary

types

of

exploration

on

the
Property.

Drill hole

collar elevations

and total

depths vary

by hole

due to

the hilly

terrain

of the
Property.

Data

for

correlation

and

mining

conditions

are

derived

from

core

descriptions

and
geophysical

logging

(e-logging).

Coal

quality

analyses

were

also

employed

during

the

core
exploration

process.

A

total

of

1,131

core

and

rotary

holes

have

been

drilled

for

exploration
purposes on and around the leased property.

In 2022,

Coronado completed

four exploration

holes, incorporated

herein.

Two

of the new

holes
benefited

the

deep

No. 2

Gas Lower

(Eagle

seam)

reserve,

while

rock

samples for

the

other two
were collected for Acid-Base accounting for

surface mine operations.
Drill records

indicate that

independent contract

drilling operators

have

typically been

engaged

to
carry out drilling

on the Property.

Geophysical logging

was typically performed

by outside logging
firms.

MM&A, via

its Geophysical

Logging Systems

subsidiary,

has logged

a significant

number of
the past exploration holes and gas wells, and currently logs most of the recently drilled holes.
The location of the drilling is shown on the maps included in Appendix B .
The

concentration

of

exploration

varies

slightly

across

the

Property.

Drilling

on

the

Property

is
typically sufficient for delineation of potential surface, highwall miner, and deep mineable benches.

Core

logging

is

performed

by

professional

geologists

in

cases

where

roof

and

floor

strata

are

of
particular interest

and in cases

where greater

resolution and

geologic detail

are needed.

Even so,
most of the drill

hole data comes from more simplified

driller’s logs, which often lack

specific details
regarding

geotechnical

conditions

and

specific

geology,

making

correlations

and

floor

and

roof
conditions

more

difficult

to

determine.

Geophysical

logging

(e-logging)

techniques,

by

contrast,
document

specific

details

useful

for

geologic

interpretation

and

mining

conditions.

Given

the
variability

of data

-gathering

methods,
definitive

mapping of

future

mining conditions

may

not be
possible, but projections and assumptions can be

made within a
reasonable

degree of certainty.

A
significant

effort

was put

into

verifying the

integrity of

the database

records.

Once the

data

was
verified, stratigraphic

columnar sections were

generated using

cross-sectional analysis to

establish
or confirm coal seam correlations.
A typical cross-section is shown in Figure 7-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
Figure 7-1:

Logan Cross-Section
Due to

the long history

of exploration

by various

parties on the

Property,

a wide

variety of

survey
techniques exist for

documentation of data

point locations.

Many of

the older

exploration drill holes
appear to

have been

located by

survey and

more recently-completed

drill holes

are often

located

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
by high-resolution Global

Positioning System (
GPS
) units.

However, some holes appear

to have been
approximately

located

using

USGS

topography

maps

or

other

methods

which

are

less

accurate.

Therefore, discretion by MM&A

had to be used regarding the accuracy for

the location and ground
surface

elevation

of

some

of

these

older

drill

holes.

In

instances

where

a

drill

hole

location

(or
associated coal

seam elevations)

appeared to

be inconsistent

with the

overall

structural trend

(or
surface

topography

for

surface-mineable

areas),

the

data

point

was

not

honored

for

geological
modeling.

Others with

apparently minor variances

were logically adjusted

and then

used by

MM&A.

Surveying of the underground and surface mined areas has been performed by the mine operators and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the

accuracy

or
completeness

of

the

supplied

mine

maps

but

accepted

this

information

as

being

the

work

of
responsible engineers and surveyors, as required by both State and Federal La
w.
MM&A

compiled

comprehensive

topographic

map

files

by

selecting

the

best

available

aerial
mapping for

each area, surface

mine resources

and reserves in

particular,

and filled any

gaps with
digital USGS topographic mapping.
7.2 Non-Drilling Procedures and Parameters
Some analyses, specifically

ultimate ash and

sulfur types are

not as prevalent as

others in the

testing
done

on

samples

recovered

by

drilling.

To

supplement

the

information

database,

samples

have
been collected from mine stockpiles and either truck or train shipment samples.
7.3 Drilling Procedures
Core drilling methods utilize NX-size (5.4 centimeters) or similar-sized core cylinders to recover core
samples, which

can be

used to

delineate

geologic characteristics,

and for

coal quality

testing

and
geotechnical logging.

For the core

holes, the geophysical

logs are especially

useful in verifying

the
core recovery of both

the coal samples

(for assurance that sample

is representative of the full

seam)
and

of

the

roof

and

floor

rock

samples

(for

evaluating

ground

control

characteristics

of

deep
mineable coal

seams).

In addition

to the

core holes,

rotary drilled

holes also

exist on

most of

the
Properties.

Data

for

the

rotary

drilled

holes

is

mainly

derived

from

downhole

geophysical

logs,
which are

used to

interpret

coal and

rock thickness

and depth

since logging

of the

drill cuttings

is
not reliable.
A wide variety

of core-logging techniques

exist for

the properties.

For many of

the core holes, the
primary data

source is a

generalized

lithology description by

the driller,

typically supplemented

by
a more detailed core log completed by a geologist.

The Logan drilling logs were provided to MM&A
as

a geological

database.

MM&A geologists

were

not involved

in the

production

of original

core
logs but did perform

a basic check

of information within the provided database.

Where geophysical
logs for

such holes

are available,

they were

used by

MM&A geologists

to verify

the coal

thickness
and core recovery of each seam.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
7.4 Hydrology
Hydrologic

testing

and

forecasting

are

necessary parts

of the

permitting

process

and

as

such

are
routinely considered in the mine planning process.
Logan

has

a

lengthy

history

of

operation

and

five

currently

active

mines

with

no

significant
hydrologic concerns or

material issues

experienced in its

history.

Future mining

is projected to

occur
in areas exhibiting similar hydrogeological conditions as past mining, including stream undermining and undermining

of aquifers.

Based upon

the successful

history of

the operation

with regards

to
hydrogeological features,

MM&A assumes that the operation will not be hindered by such issues in the future.
7.5 Geotechnical Data
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

modified

by
MM&A to

fit current

property constraints.

Pillar stability

was tested

by MM&A

using the
Analysis
of

Coal

Pillar

Stability

(ACPS)

program

that

was

developed

by

the
National

Institute

for
Occupational Safety and Health ( NIOSH )
.

MM&A reviewed the results from the ACPS analysis and
considered it

in the

development of

the LOM

plan.

Coal and

rock strengths

from core

testing are
used to verify the empirical assumptions integral to ACPS.
8
Sample Preparation, Analyses and Security
8.1 Prior to Sending to the Lab
Most

of the

coal

samples have

been obtained

from

the Property

by subsurface

exploration

using
core drilling

techniques.

The protocol

for preparing

and testing

the samples

has varied

over time
and is not well documented for the older holes drilled on the Property.

Following a process, typical
USA

core

drilling

sampling

technique

is

for

the

coal

core

sample,

once

recovered

from

the

core
barrel, to be described then wrapped in a sealed plastic sleeve and placed into a wooden core box,
which

is

the

length

of

the

sample

and

covered

with

a

lid

so

that

the

core

can

be

delivered

to

a
laboratory in relatively intact

condition and with inherent moisture content.

Each core sample box
is identified with the

seam, hole identification number and

the sample interval depth scribed

on the
sample box lid.

This process

has been

the norm

for both historical and

ongoing exploration activities
at Logan.
This work is

typically performed by

the supervising

driller, geologist or company personnel.

Samples
are

most

often

delivered

to

the

company

by

the

driller

after

each

shift

or

acquired

by

company
personnel or representatives.

Most of the coal core samples were obtained

by previous or current
operators

on the Property.

MM&A did not participate

in the sample

collection and analysis of

the
core samples.

However,

it is

reasonable to

assume, given

the sophistication

level of

the previous
operators,

that

these

samples

were

generally

collected

and

processed

under

industry

best-

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
practices.

This assumption is

based on MM&A’s

familiarity with

the operating

companies and the
companies used to perform the analysis.
8.2 Lab Procedures
Coal quality testing has

been performed over a large number

of years by operating companies using
different

laboratories

and

testing

regimens.

Some

of

the

samples

have

raw

analyses

and
washabilities of

the full seam

(with coal

and rock parting

layers

co-mingled) and

are mainly

useful
for

characterizing

the coal

quality for

projected

production

from

underground

and highwall

mine
operations.

Other

samples

have

coal

and

rock

analyzed

separately,

the

results

of

which

can

be
manipulated

to forecast

either surface

or underground

mine quality.

Care has

been taken

to use
only

those

analyses

that

are

representative

of

the

coal

quality

parameters

for

the

appropriate
mining type for each sample.
Standard procedure

upon receipt of

core samples by the

testing laboratory

is to log the

depth and
thickness

of

the

sample,

then

perform

testing

as

specified

by

a

representative

of

the

operating
company.

Each

sample

is

then

analyzed

in

accordance

with

procedures

defined

under
ASTM
International ( ASTM )

standards including, but not

limited to; washability (ASTM D4371);

ash (ASTM
D3174);

sulfur

(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM

D3175);

Free

Swell
Index ( FSI ) (ASTM D720).
9
Data Verification
9.1 Procedures of Qualified Person
MM&A reviewed the digital geologic

database supplied by Coronado.

The database consists of

data
records, which

include drill hole

information for

holes that

lie within and

adjacent to

the Property
and

records

for

numerous

supplemental

coal

seam

thickness

measurements.

For

supplemental
record

verification,

copies

of

each

entry

were

printed,

and

cross

referenced

to

the

original
document for

verification.

Once the initial

integrity of the

database was

established, stratigraphic
columnar sections were

generated

using cross-sectional analysis

to establish

or confirm coal

seam
correlations.

Geophysical

logs

were

used

wherever

available

to

assist

in

confirming

the

seam
correlation

and

to

verify

proper

seam

thickness

measurements

and

recovery

of

intercepted

coal
sections and collected samples.

After establishing and/or verifying proper seam correlation, seam data control maps and geological cross-sections were generated

and again used to verify seam correlations and data

integrity.

Once
the database was fully vetted, seam thickness, base of seam elevation, roof and floor lithology, and overburden maps were independently generated

for use in the mine planning process.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
9.2 Limitations
As

with

any

exploration

program,

localized

anomalies

cannot

always

be

discovered.

Ideally,

the
greater

the density

of the

samples taken,

the less

the risk.

Once an

area is

identified as

being of
interest for inclusion in the mine plan, additional samples are taken to help reduce the risk in those specific areas.

In general, provision

is made in the

mine planning portion of

the study to

allow for
localized anomalies that are typically classed more as a nuisance than a hinderance.
9.3 Opinion of Qualified Person
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1
Testing

Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and

washed
quality), petrographic

data, rheological

data and

chlorine, ash,

ultimate and

sulfur analysis.

Some
of

the

data

categories

from

the

analyses

are

not

as

prevalent

and

have

been

supplemented

by
samples collected from mine stockpiles and either truck or train shipment samples.
Available coal quality data was tabulated by resource area in a Microsoft® EXCEL workbook and the details of that work are maintained on file at

the offices of Coronado and MM&A.

These tables also
provide basic

statistical

analyses of

the coal

quality attributes,

including average

value; maximum
and minimum values;

and the sample

count (number of

samples) available to

represent each quality
parameter

of

the

seam.

Coal

samples

that

were

deemed

by

MM&A

geologists

to

be
unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as

documented

in

the
tabulations.

A representative

group of

drill hole

samples from

the Properties

were

then checked
against the original drill laboratory reports to verify accuracy and correctness.
The amount and areal extent of coal sampling

for geological data is generally sufficient to represent
the quality characteristics of

the coal horizons

and allow for

proper market placement of

the subject
coal

seams.

For

some

of

the

coal

deposits,

there

are

considerable

laboratory

data

from

core
samples

that

are

representative

of

the

full

extent

of

the

resource

area;

and

for

others

there

are
more

limited

data

to

represent

the

resource

area.

For

example,

in

the

active

operations

with
considerable

previous

mining,

there

may

be

limited

quality

data

within

some

of

the

remaining
resource

areas;

however,

in

those

cases

the

core

sampling

data

can

be

supplemented

with
operational data from mining and shipped quality samples representative of the resource area.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
10.2
Relationship of Tests

to the Whole
The extensive

sampling and

testing procedures

typically followed

in the

coal

industry result

in an
excellent correlation between samples and marketable

product.

Shipped analyses of the coal from
Logan were reviewed to verify

that the coal

quality and characteristics were as

expected.

The Logan
properties

have

a

long

history

of

saleable

production,

under

various

owners,

in

the

high-volatile
metallurgical and thermal markets, confirming exploration

results.
10.3 Lab Information
Each sample

is analyzed

at area

Laboratories

that operate

in accordance

with procedures

defined
under ASTM standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174);
sulfur (ASTM

D4239); Btu/lb.

(ASTM D5865);

volatile matter

(ASTM D3175);

Free Swell

Index (
FSI )
(ASTM D720).
10.4 Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

11
Mineral Resource Estimates
MM&A

independently

created

a

geologic

model

to

define

the

coal

resources

of

Logan.

Coal
resources were estimated

as of December 31, 2022.
11.1 Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological

modelling
software

in

the

form

of Microsoft
®

Excel

files

incorporating

drill

hole

collars,

seam

and

thickness
picks, bottom

seam elevations

and raw

and washed

coal quality.

These data

files were

validated
prior to importing into the software.

Once imported, a geologic model was created, reviewed, and
verified with

a key

element being

a gridded model

of coal

seam thickness.

Resource tonnes

were
estimated by using the

seam thickness grid

based on each

valid point of observation

and by defining
resource confidence arcs around the

points of observation.

Points of observation for Measured and
Indicated

confidence

arcs

were

defined

for

all

valid

drill

holes

that

intersected

the

seam

using
standards

deemed acceptable

by MM&A

based on

a detailed

geologic evaluation

and a

statistical
analysis

of

all

drill

holes

within

the

projected

reserve

areas

as

described

in
Section

11.1.1
.

The
geological

evaluation

incorporated

an

analysis

of

seam

thickness

related

to

depositional
environments, adjacent roof and floor lithologies, and structural influences.
After validating coal seam data and establishing correlations, the thickness and elevation for seams of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative

structural
simplicity

of

the

deposits

and

the

reasonable

continuity

of

the

tabular

coal

beds,

the

principal
geological

interpretation

necessary

to

define

the

geometry

of

the

coal

deposits

is

the

proper
modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are

deemed

by

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
MM&A to be reasonably sufficient within the resource areas.

Therefore, there is a reasonable level
of confidence in the geologic

interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Table 11-1

below provides the geological mapping and

coal tonnage estimation criteria used for the
coal resource

and reserve

evaluation.

These cut-off

parameters

have

been developed

by MM&A
based on

its experience

with the

Coronado properties

and are

typical of

mining operations

in the
Central

Appalachian

coal

basin.

This

experience

includes

technical

and

economic

evaluations

of
numerous

properties

in the

region

for

the

purposes of

determining

the

economic

viability of

the
subject coal reserves.
Table 11-1:

General Reserve & Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource Coal resources as reported are inclusive of coal reserves.
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated & Inferred)
To better reflect geological conditions of the coal
deposits, distance between points of observation is
standard USGS (in meters), respectively, for measured
and indicated and inferred.
Effective Date of Resource Estimate December 31, 2022 Coal resources were updated for depletion and non-
material resource additions based on information from
Coronado.

Effective date for coal resources is as of
December 31, 2022.
Effective Date of Reserve Estimate December 31, 2022 Coal reserves were updated for depletion and non-
material reserve additions based on information from
Coronado.

Effective date for coal reserves is as of
December 31, 2022.
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and 2.25
to 2.5 for rock parting, or (2) 1280 kg/m
3
to 1324
kg/m
3

for a "clean" seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum Mining Thickness 1.4 to 1.8 meters
Minimum Total Coal Thickness 0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum In-Seam Wash Recovery 50 percent; 40 percent where coal is belted directly to preparation plant
Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above and
95 percent yield on "clean" coal
Item Parameters Technical Notes & Exceptions*
•

Underground-Mineable Criteria

Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes Applied to Coal
Reserves
0.05 meters minimum 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 60.96-meter distance from abandoned mines and
sealed or pillared areas; 30.4-meter distance from
planned highwall miner panels
Minimum Reserve Tonnage 226,796 recoverable tonnes for individual area
(logical mining unit)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
Minimum Overburden Depth 30.48 meters
Minimum Interval to Rider Coal Considered on a case-by-case basis, depending on interval lithology, etc.
<1.5 meters are resource
Minimum Interval to Overlying or
Underlying Reserves
Considered on a case-by-case basis, depending on
interval lithology, extent and type of extraction,
etc.
Typically, 12.19 meters
Minimum Interval to Overlying or
Underlying Mined Areas
Considered on a case-by-case basis, depending on
interval lithology, extent and type of extraction,
etc.
Adjustments Applied to Coal Reserves 6 percent moisture increase; 5 percent loss for preparation plant inefficiency
Surface Mineable Criteria
Topographic Map Source Reserves estimated based on aerial topography, where available, and best available aerial
topography for other areas.

Pre-law highwalls
also based on aerial topography, where available
Map Thickness Total mineable seam thickness (excluding removal partings)
Mine Recovery Applied to Coal
Reserves
90 percent; 25 percent for previously
underground mined areas.

Wash Recovery Not Applicable for most reserves estimated on a direct-ship basis.

Where surface mineable coal is
projected to be washed, based on average yield
for drill holes within reserve area, or in the
absence of laboratory washability data, based on
estimated visual recovery using specific gravities
noted above and 95 percent yield on "clean" coal
Minimum Thickness 0.3 meter for principal seam (principal seam is any that is >0.76 meters from another mineable coal
bench)
0.15 meters for a split of a principal seam (split is
within 0.76 meters of another mineable coal
bench)
Minimum thickness of recoverable
coal within single seam
CTR/Area/HWM areas
0.6 meters
Removable Rock Parting Thickness 0.07 meters
Maximum Cumulative Area Mining
Strip Ratio
30:1 – Area
15:1 - CTR
Exceptions considered for metallurgical grade coal
products if deemed economical
Design Bench Width for
Contour/HWM Areas
38.1 meters (Contour reserves estimated in
conjunction with potential HWM reserves)
Adjustments Applied to Marketable
Coal Reserves
4.5 percent moisture increase
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
NA 2% adjustment (addition) made to product coal quality
ash to account for dilution

Surface Property Control Reserves considered where surface is controlled;
tonnage not estimated or classified as resource
where surface is uncontrolled.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
Item Parameters Technical Notes & Exceptions*
Highwall Miner Reserves
Penetration Depth 91.4 – 243.8 meters
Seam Density & Wash Recovery Similar to underground-mineable reserves
Mine Recovery Applied to Coal
Reserves
40 percent

Minimum Coal Thickness 0.6 meter
Minimum Mining Height 0.9 meter
Adjustments Applied to Marketable
Coal Reserves
6 percent moisture increase and 5 percent loss for
preparation plant inefficiency
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
0.9 meter less seam height 2242 to 2402 kg/m
3

density used for dilution tonnage
estimate
Note:

Exceptions for

application of

these criteria

to resource

and reserve

estimation are

made as

warranted and

demonstrated by

either actual

mining
experience or detailed data

that allows for empirical

evaluation of mining conditions.

Final classification of coal reserve

is made based on the

pre-
feasibility evaluation.
11.1.1 Geostatistical Analysis
MM&A completed a

geostatistical analysis on drill

holes within

the reserve boundaries

to determine
the applicability of the common United States classification system for measured and indicated and inferred coal

resources.

Historically,

the United States

has assumed that coal

within 0.4-kilometer
of a point of observation represents a measured resource whereas coal between 0.4 kilometer

and
1.2 kilometer from

a point

of observation

is classified

as indicated.

Inferred resources are commonly
assumed to be located between 1.2 kilometers and 4.8 kilometers from a point of observation.

Per
SEC

regulations,

only

measured

and

indicated

resources

may

be

considered

for

reserve
classification, respectively as proven and probable reserves.
MM&A performed

a geostatistical

analysis test

of the

Logan data

set using

the Drill

Hole Spacing
Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of

applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides
recommendations

for determining

the distances

between drill

holes for

measured, indicated,

and
inferred resources.
To

perform DHSA the data

set was processed to remove

any erroneous data points,

clustered data
points, as

well as

directional trends.

This was

achieved through

the use

of histograms,

as seen

in
Figure 11-1
, color coded scatter

plots showing the geospatial positioning

of the borings,
Figure 11-
2 , and trend analysis.

Thickness - Outliers Removed
Y-Position (*10000 m)
8.3
8.4
8.5
8.6
8.7
8.8
X-Position (*10000 m)
54.1
54.2
54.3
54.4
54.5
54.6
54.7
0.6
0.8
1
1.2
1.4
1.6
1.8
2

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
Figure 11-1:

Histogram of the Total

Seam
Thickness for the No. 2 Gas Seam Present in the
Logan Complex
Figure 11-2:

Scatter plot of the Total

Seam
Thickness for the No. 2 Gas Seam Present in the
Logan Complex
Following the completion of

data processing, a variogram

of the data set was

created,
Figure 11-3
.

The

variogram

plots average

square difference

against

the separation

distance

between

the data
pairs.

The

separation

distance

is broken

up into

separate

bins defined

by a

uniform

lag distance
(e.g., for

a lag

distance of

152 meters

the bins

would be

0 –

152 meters,

153 –

305 meters,

etc.).

Each pair of data points that are less than one lag distance apart are reported in the first bin.

If the
data

pair

is

further

apart

than

one

lag

distance

but

less

than

two

lag

distances

apart,

then

the
variance is reported in the second bin.

The numerical average for differences

reported for each bin
is then plotted on the variogram.

Care was taken to

define the lag distance in such a way

as to not
overestimate any nugget effect

present in the data set.

Lastly, modeled equations, often spherical,
gaussian, or

exponential, are

applied to

the variogram

in order

to represent

the data

set across

a
continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
Figure 11-3: Variogram of the Total

Seam Thickness for the No. 2 Gas Seam

Present in the Logan Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as well
as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the

variance

from
applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was

taken

to
ensure any nugget effect present was added back

into the data.

This process was repeated for each
test block size.
The final step of the process

is to calculate the

global estimation variance.

In this step the number
square

blocks that

would fit

inside the

selected study

area is

determined for

each block

size

that
was

investigated

in the

previous

step.

The estimation

variance

is then

divided by

the number

of
blocks that

would fit

inside the

study area

for

each test

block size.

Following this

determination,
the data is then transformed back to represent

the relative error in the 95
th
-percentile range.
Figure 11-4
shows

the results

of the

DHSA

performed

on the

No. 2

Gas seam

data

for

the

Logan
Complex.

DHSA provides hole

to hole

spacing values,

these distances need

to be converted to

radius
from a central point in order to

compare to the historical standards.

A summary of the radius data
is shown

in
Table

11-3
.

DHSA prescribes

measured, indicated,

and inferred

drill hole

spacings be
determined at the 10-percent, 20-percent, and 50-percent

levels of relative error,

respectively.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.99 1.66 3.94
Spherical: 0.87 1.53 3.53
Exponential: 0.87 1.53 3.53
Comparing

the

results

of

the

DHSA

to

the

historical

standards,

it

is

evident

that

the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with

regards

to
determining measured resources.

The Exponential and

Spherical models recommend using

a radius
of 0.87 kilometers for measured resources compared to the historical value of 0.4 kilometers.

With
respect to indicated resources,

the Spherical and Exponential models recommend using a

radius of
1.53 kilometers.

The historical radius of 1.2 kilometers is

therefore also more conservative than the
DHSA results

for indicated

resources.

These results

have led

the QPs

to report

the data

following
the historical classification standards, rather

than use the results of the DHSA.
11.2 Qualified Person’s Estimates
Mineral

resources

representing

in-situ

coal

are

estimated

Inclusive

of

Reserve

and

Exclusive

of
Reserves.

Based on the work and methods described above and detailed geologic modelling of the areas considering all defined parameters,

a coal resource estimate,

summarized in
Table

11-3
, was
prepared as of December 31, 2022, for property controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
Table 11-3:

Coal Resources Summary as of December 31, 2022 (Mt)

Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
127.2 40.0 0.0 167.2
24 1.0 28
Exclusive of Reserves
45.2 37.0 3.4 85.6
Total 12/31/2022
172.5 77.0 3.4 252.8
Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 82.2 Mt of dry, in-place measured and indicated resource tonnes exclusive of reserves as of December 31, 2022.
11.3 Resources Exclusive of Reserves
The Property contains multiple resource blocks which

were not deemed to

exhibit reserve potential
at the time

of the study.

These underground-mineable resources,

formally identified

as resources
exclusive of

reserves, are from

the No. 2 Gas,

Lower Powellton, Peerless,

Lower Winifrede, Middle
Cedar

Grove

and

Beckley

coal

seams.

There

are

also

surface

mineable

resources

exclusive

of
reserves in various seams. Reasons

which may preclude elevation

of resources to reserves

include,
but are not limited to:
1.
Unfavorable economics

at the PFS level, yet economics could become attractive

in the future
under different market

conditions.

2.
Exclusion from LOM planning by mining operator

due to remaining resource blocks which are
relatively small, isolated blocks and not currently attractive from an operational perspective.

11.3.1 Initial Economic Assessment
MM&A completed an initial economic assessment to

determine the potential economic viability of
resources exclusive of reserves.

Unlike the economic analysis presented in
Section

19 developed to
test

reserves,

the initial

economic

assessment

below is

presented

on a

real basis

in 2023

dollars.

MM&A

applied

relevant

technical

factors

to

estimate

potential

saleable

tonnes

without

the
resource blocks, should the resources be extracted via

deep, continuous mining methods or

surface
area methods.

MM&A developed

cash cost

profiles for

the resource

blocks, including

direct cash
costs (labor,

supplies, roof control,

maintenance and

repair,

power,

and other); washing,

trucking,
materials

handling,

general

and

administrative,

and

environmental

costs;

and

indirect

cash

costs
(royalties, production taxes, property tax, insurance).

Costs were developed based off

relevant cost
drivers

(per-meter,

per-bank

cubic meter,

per-raw-tonne,

per-clean-tonne).

Additionally,

MM&A
estimated capital costs to extract

resources.

Capital costs associated with mine development were
amortized

across

the

resource’s

potential

saleable

tonnages.

Additional

non-cash

items
(depreciation of equipment and depletion) and cash costs were compared to an assumed sale price of $154 per tonne

(FOB loadout) for underground

-mineable resources, representing

the long-term
average

price forecast

for HVB provided

by Coronado.

Surface resources

were assessed

at a

sales
price of

$83 per tonne

(FOB loadout)

based on estimated

historical pricing

for Coronado’s

surface
operations.

The results of the analysis are shown below and demonstrate potential profitability on a fully loaded cost basis.

Detailed summaries are shown in
Appendix D
.

$154/TONNE SALE PRICE
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Thermal Sales Price: $83/tonne
Toney Fork #2 (N2G)
Pardee (N2G)
Sugar Camp (N2G)
Lower Powellton
N2G Peerless (LPOW)
N2G Peerless (Peer)
Beckley (BEC)
Middle Cedar Grove
Ramaco (N2G)
Lower Winifrede
Lower Winifrede
Thermal Area Mines (S)
Direct Cash
Transportation, Washing, Enviro, G&A
Indirect
Non Cash

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
Table 11-4:

Results of Initial Economic Assessment
Mine
Resource
Block
Direct
Cash
Transportation,
Washing, Enviro,
G&A Indirect Non-Cash
Total

Cost
Fully
Loaded
P&L
Toney Fork #2 N2G $66.67 $17.34 $19.81 $16.50 $120.32 $34.01
Pardee N2G $73.46 $20.85 $19.81 $11.60 $125.72 $28.60
Sugar Camp N2G $92.16 $25.16 $19.81 $9.38 $146.51 $7.82
Lower Powellton LPOW $71.00 $18.22 $19.81 $7.50 $116.53 $37.80
Lower Powellton LPOW $74.31 $18.99 $19.81 $19.19 $132.30 $22.02
N2G Peerless Peer $95.07 $15.53 $19.81 $15.81 $146.22 $8.11
Beckley Bec $64.83 $16.72 $19.81 $16.06 $117.42 $36.90
Middle Cedar Grove MCG $68.56 $18.21 $19.81 $35.73 $142.30 $12.02
Ramaco N2G $62.22 $21.52 $19.81 $29.31 $132.86 $21.46
Lower Winifrede LWIN $56.79 $20.02 $19.81 $12.69 $109.31 $45.01
Powellton No. 1 UPOW $60.30 $21.11 $19.81 $7.50 $108.72 $45.61
Thermal Area Mines (S) S $49.96 $6.34 $12.73 $7.50 $76.52 $6.15
Figure 11-5:

Results of Initial Economic Assessment
11.4 Resources Inclusive of Reserves
The
Inclusive

of

Reserves

in-place

resource

account

for

66-percent

of

the

total

252.8

million
estimated in-situ resource.

Recoverable reserves for

both surface and underground mine methods
are

derived

from

the
Inclusive

of

Reserve

167.2

million

in-situ

resource.

Logan

reserves

are
discussed further in Section 12 , Mineral Reserve Estimates below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
11.5 Qualified Person’s Opinion
While

there

is

some

level

of

stratigraphically

controlled

seam-thickness

variability

due

to

seam
splitting,

sand channels,

etc.,

the coal

seams on

the mine

property

in Logan

County demonstrate
reasonable

thickness

consistency

according

to

the

classification

system

of
measured

(0

–

0.4
kilometer), indicated

(0.4 to 1.2

kilometers), and
inferred

(1.2 to 4.8 kilometers).

MM&A geologists
and engineers

modeled the deposit

and delineated mineable

regions to

reflect the

nature of

each
seam and the practicality of mining constraints.

Based on MM&A’s

geostatistical analysis, it would
be

possible

to

extend

the

measured,

indicated

and

inferred

arcs

slightly

beyond

historically
accepted practices due to consistent geological settings.

The QP’s have again elected not to extend
arc distances, introducing a level of conservatism in measured and indicated coal classification.
Based on the data

review,

the attendant work

done to verify the data

integrity and the creation

of
an independent

geologic model,

the QPs

believe

this is

a fair

and accurate

representation

of the
Logan coal resources.
12
Mineral Reserve Estimates
12.1 Assumptions, Parameters and Methodology
Coal Reserves are classified as proven

or
probable

considering “modifying factors” including mining,
metallurgical, economic, marketing, legal,

environmental, social and governmental

factors.
>
Proven Coal Reserves

are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based
on appropriate assessment and studies in consideration of and adjusted for reasonably
assumed modifying factors.

These assessments demonstrate that extraction

could be
reasonably justified at the time of reporting.

>
Probable Coal Reserves

are the economically mineable part of an indicated coal resource, and in some circumstances a measured coal resource, adjusted

for diluting materials and
allowances for losses when the material is mined.

It is based on appropriate assessment and
studies in consideration of and adjusted for

reasonably assumed modifying factors.

These
assessments demonstrate that extraction

could be reasonably justified at the time of reporting.

Upon completion of delineation

and calculation of coal

resources, MM&A generated a LOM plan

for
Logan.

The footprint of each reserve area is shown on the maps in
Appendix B
.

The Mine plan was
generated

based

on

the

forecast

mine

plan

and

permit

plan

provided

by

Coronado

with
modifications by

MM&A where

necessary due

to current

property control

limits, modifications

to
geologic mapping, or other factors determined during the evaluation.
Carlson

Mining

software

was

used

to

generate

the

LOM

plan

for

Logan.

The

mine

plan

was
sequenced based on productivity schedules provided by

Coronado.

MM&A judged the productivity
estimates and plans to be reasonable based on experience and current industry practice.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into

Microsoft
®
EXCEL spreadsheets

and summarized

on an

annual basis

for processing

into the

economic model.

Average seam densities were

estimated to determine raw

coal tonnes produced

from the LOM

plan.

Average mine recovery

and wash recovery factors

were applied to determine coal reserve tonnes.

Coal

reserve

tonnes

in this

evaluation

are

reported

at

a

4.5 percent

to 6.0

percent

moisture

and
represent the saleable product from the Property.

Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data

assumes
respective HVA, HVB, specialty markets

and thermal FOB-mine prices of approximately $192, $170,
and

$227

per

metric

tonne

for

calendar

year

2023.

HVA,

HVB,

and

thermal

prices

respectively
decrease

to

approximately

$151,

$132,

and

$83

per

metric

tonne

through

year

2027,

and

then
increase to $271, $237, and $150 per metric tonne through year 2056.
The coal resource mapping and estimation

process, described in this report was used

as a basis for
the coal reserve

estimate.

Proven and

probable coal

reserves were

derived from

the defined coal
resource

considering

relevant

processing,

economic

(including

technical

estimates

of

capital,
revenue, and cost), marketing,

legal, environmental, socio-economic, and

regulatory factors and are
presented on a moist, recoverable

basis.
As is

customary in

the US,

the categories

for proven

and probable

coal reserves

are based

on the
distances

from

valid

points

of

measurement

as

determined

by

the

QPs

for

the

area

under
consideration.

For this

evaluation, measured

resource, which

may convert

to a

proven reserve,

is
based on a 0.4-kilometer radius from a valid point of observation.
Points of observation include exploration drill holes, gas wells, and mine measurements which have
been

fully

vetted

and

processed

into

a

geologic

model.

The

geologic

model

is

based

on

seam
depositional modeling, the

interrelationship of overlying and

underlying strata on seam mineability,
seam thickness trends,

the impact of seam

structure (i.e., faulting),

intra-seam characteristics,

etc.

Once

the

geologic

model

was

completed,

a

statistical

analysis,

described

in
Section

11.1.1

was
conducted

and

a

0.4-kilometer

radius

from

a

valid

point

of

observation

was

selected

to

define
Measured Resources.

Likewise,

the distance

between 0.4

and 1.2 of

a kilometer

radius was

selected to

define Indicated
Resources.

Indicated Resources may convert

to Probable Reserves.

Inferred Resources (greater than a

1.2-kilometer radius from a

valid point of

observation) have been
excluded from Reserve consideration.
12.2 Mineral Reserves
Logan reserves were derived from multiple coal seams located on the

Property and shown in
Figure
7.1
.

Reserves

are

estimated

for

both

surface

and

underground

mine methods.

Surface

reserves
were estimated for three designated mine areas: Toney Fork, Buffalo Creek South, and Sugar Camp.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
Underground

reserves

were

derived

from

six

seams

including

the

Upper

Winifrede,

Chilton
(Williamson),

Upper

Powellton,

Lower

Powellton,

No.

2

Gas-Lower

(Eagle)

and

Lower

War

Eagle.

The

Mt

of

demonstrated

reserves

are

sited

in

the

discussion

below.

Table

12-2

shows

the
demonstrated tonnage by Proven

and Probable category.

Individual seam maps are included in Appendix B

herein.

12.2.1 Surface Reserves
Surface coal reserves of the Property include an estimated 32.5 Mt.

Each surface mine area -- Tony
Fork, Buffalo

Creek South

and Sugar

Camp --

includes coal

reserves from

multiple seams.

Two

of
the three

surface reserve

areas, Toney

Fork and

Buffalo

Creek South,

include both

permitted

and
non-permitted

tonnages,

where

Sugar

Camp

tonnage

is

not

permitted.

The

Property

has

five
surface

mine permits

for

contour

and highwall

mining.

Even

so, in

2022 there

was minor

surface
mine activity on just two of the five surface mine permits at Toney

Fork Mine No. 3 and Elk Lick.

12.2.1.1
Toney

Fork Surface
Toney

Fork

surface

area

is located

north

of Buffalo

Creek

on

the north

side of

the

Property.

The
Toney

Fork drainage

bisects much

of the

area which

includes contour

and highwall

miner reserve
from

six

seams.

The

Toney

Fork

reserve

includes

11.3

Mt

of

both

permitted

and

not-permitted
status.

There

is one

active permit

-- Toney

Fork Mine

No 3

(S-5007-09).

In 2022,

few

tons

were
mined from this permit.

Mine depletion from

surface and

underground mining,

seam dependent, exists

in all seams

of the
Toney

Fork reserve

which include the

Upper Coalburg, Lower

Coalburg, Lower

Dorothy,

Chilton A,
Upper Winifrede and Lower Winifrede seams.

12.2.1.2 Buffalo Creek South
Buffalo

Creek

South

surface

area

includes

an

estimated

15.0

Mt

from

projected

contour

and
highwall mines.

The reserve total includes both permitted and not-permitted tonnages.

Permitted
tonnages are

estimated from

four surface

mine permits

-- North

Fork Winifrede

Contour (S-5004-
17), Middle Fork

Surface (S-5004-22),

and two

at Elk Lick

(S-5014-10 &

S-5008-22).

In 2022, a

few
tonnes were mined and only at Elk Lick.

The highwall

mineable tonnage

is estimated

for six

seams with

adequate seam

heights which

include
the

Lower

Coalburg,

Lower

Dorothy,

Chilton,

Chilton

A,

Buffalo

Creek

and

the

Upper

Winifrede.

Contour mine

tonnage is

derived from

the highwall

mine seams, along

with four

additional seams
with acceptable

seam thickness.

They include the

Lower Clarion, Upper

Stockton, Lower

Stockton
and Upper Coalburg.

Mine depletion to various extents exists in the Buffalo

Creek South seams.
12.2.1.3 Sugar Camp Surface
Sugar

Camp surface

area is

a ridge

above

Sugar Camp

Branch

tributary of

Huff

Creek.

The Sugar
Camp

reserve

includes

6.2

Mt

with

a

suitable

surface

mine

strip

ratio.

Proposed

surface

mining

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
includes reserve from 12

seams beginning with

the Chilton A seam

down to the

S80 seam, each

with
an acceptable seam

height.

The seams included are

Chilton A, Upper Winifrede,

Lower Winifrede,
Chilton, Upper Cedar Grove, Middle Cedar Grove, Lower Cedar Grove, S132 seam, S120 seam, S110 seam, S84 seam and S80 seam.

No mine depletion exists in the seams of the reserve on the ridge.

12.2.2 Underground Reserves
Underground

coal

reserves

of the

Property

include an

estimated

38.1 Mt

derived

from

the

small
above-drainage deposits in

the Upper

Winifrede seam

along with

larger seam

deposits of

the deeper
Chilton, Upper

Powellton,

Lower Powellton,

No. 2

Gas-Lower (Eagle)

and Lower

War Eagle

seams.

Active underground

mines are

operating

in the

Upper Winifrede,

No. 2

Gas-Lower

and the

Lower
War Eagle seams.
12.2.2.1 Upper Winifrede (No 8) Seam
The Upper Winifrede seam includes two underground reserves, the permitted North Fork Mine (U-
5009-19)

and

a

not-permitted

proposed

Upper

Winifrede

mine.

The

active

North

Fork

Mine

is
situated on a narrow

ridge between two drainages,

has an average

seam thickness of 1.42 meters,
and includes an

estimated 0.2 Mt.

The Proposed Upper

Winifrede mine reserve

displays some seam
splitting, has an average

seam thickness of 1.64 meters,

and includes an estimated

1.8 Mt.

On the
Property,

the

Upper

Winifrede

seam

has

been

extensively

mined

from

both

surface

and
underground mining.
12.2.2.2 Chilton (Williamson) Seam
The

Chilton

seam

reserve

includes

an

estimated

5.4

Mt

from

two

proposed

mine

areas:

Camp
Branch

and Elk

Lick.

The average

seam height

for

the two

areas is

1.17 meters

and 1.06

meters,
respectively.

On

the

Property,

the

Chilton

seam

has

been

extensively

mined,

mainly

by
underground mining.
12.2.2.3 Upper Powellton (Upper Alma)
The Powellton

No 1

Mine permit provides

access to

the remaining

3.6 Mt of

the Upper

Powellton
reserve.

The

seam

has

an

average

thickness

of

nearly

1.12

meters.

The

mine

is

bound

by

the
property extent to the northeast and

thin coal from a seam

split to the

west.

The south end

of Mine
No. 1 is mined out.

Elsewhere, no prior Upper Powellton seam mining is noted on the Property.
12.2.2.4 Lower Powellton (Lower Alma)
The

Lower

Powellton

seam

reserve

includes

an

estimated

5.1

Mt

from

a

proposed

mine

area
situated

north

of

Toney

Fork.

In

the

mapped

resource

area,

the

interval

to

the

overlying

Upper
Powellton seam is in a range of 5.1 to 7.2 meters.

Therefore, only resources (exclusive

of reserves)
are projected

below the

Upper Powellton

underground

mine where

the two

seams overlap.

The
Lower Powellton

seam has

an average

reserve thickness

of 0.89

meters

and is

bound by

property
control to the north, by

low coal to the

west and south and

from overmining in the

Upper Powellton
seam to the east.

No prior Lower Powellton seam mining is noted on the Property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
12.2.2.5 No. 2 Gas-Lower (Eagle)
The No 2 Gas-Lower seam reserve includes an estimated 15.5 Mt.

The demonstrated total includes
both permitted and not permitted tonnes.

Two active mines access the reserve -- the Eagle No. 1 /
Toney Fork Mine (U-5013-11) from Toney Fork Drainage and the Muddy Bridge 1

& 2 Mine

(U-5034-
96, U-5035-96)

from Muddy

Bridge Branch

of Huff

Creek.

Mine boundaries

of the

two mines

are
immediately

adjacent

to

one

another

and

mine plans

maximize

the

mineable area.

The

average
seam

height

is

1.00

meter

and

1.52

meters

for

the

Eagle

No.

1

and

Muddy

Bridge

mines,
respectively.

On the Property,

the No. 2

Gas-Lower reserve

is limited by

low coal thickness

to the
east and seam outcrop along large drainages elsewhere.

Previous underground mining of the seam
is mapped immediately west of the Property.

12.2.2.6
Lower War Eagle

The

Lower

War

Eagle

seam reserve

includes an

estimated

6.5

Mt.

One underground

Lower

War
Eagle mine (U-4002-99B) provides

seam access from the

portal located along

Huff Creek.

Mapped
mine depletion is

from within the

existing mine.

The Lower War

Eagle reserve

extent is

limited to
the north by low coal.

12.3 Qualified Person’s Estimates
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tonnes presented

in
Table

11-3
, and

not in

addition to

coal resources.

Proven

and probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socio-economic and regulatory

factors.

The coal reserves,

as shown in
Table

12-2
,
are

based on

a technical

evaluation

of the

geology and

a preliminary

feasibility

study

of the

coal
deposits.

The

extent

to

which

the

coal

reserves

may

be

affected

by

any

known

environmental,
permitting,

legal,

title,

socio-economic,

marketing,

political,

or

other

relevant

issues

has

been
reviewed rigorously.

Similarly, the extent to which the estimates of coal reserves may be materially
affected

by

mining,

metallurgical,

infrastructure

and

other

relevant

factors

has

also

been
considered.

Coal reserves are presented on a ROM basis in
Table 12-1.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
Table 12-1:

Coal Reserves Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine Complex 101.4 36.7 138.1 37.3 100.8 0.0 138.1 51 0.9 19
In

the

financial

analysis

some

of

the

projected

mines

were

not

economically

viable.

The

tonnes
projected to be mined from these locations have

not been included in the Reserve Base.
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, MT)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County Complex 53.3 17.4 70.6 32.5 38.1 0.0 70.6 8 0.9 36
Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled between 4.5 and 6-percent, depending upon mining method.

Actual product moisture is
dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the
modeled moisture values provide a level of conservatism for reserve reporting.
The

results

of

this

TRS

define

an

estimated

70.6

Mt

of

proven

and

probable

marketable

coal
reserves.

Of that total, 75 percent are proven, and 25 percent are probable.

All 70.6 Mt are leased
coal reserves and

are assigned.

Approximately 61.6

Mt of reserves are

considered suitable for

the
metallurgical coal market

and 9.0 Mt are projected to be sold into the thermal coal market.
12.4 Qualified Person’s Opinion
The

estimate

of coal

reserves was

determined

in accordance

with the

JORC

Code along

with SEC
Regulation S-K 1300.
The LOM mining

plan for

Logan was prepared

to the

level of

preliminary feasibility.

Mine projections
were

prepared,

and

timing

scheduled

to

match

production

with

coal

seam

characteristics.

Production timing was carried

out from current locations to depletion

of the coal

reserve area.

Coal
reserve estimates could be materially affected

by the risk factors described in
Section 22.2 .
Based on the Preliminary Feasibility Study

and the attendant Economic Review, the QPs believe this
is a fair and accurate calculation of the Logan

coal reserves.
13
Mining Methods
Nine underground

and three

surface mining

areas were

modeled and

tested

economically.

Once
the Resources were calculated, mine plans were created to project operating each resource area to depletion, with crews

and equipment scheduled to

move to subsequent

mining areas as depletion
occurs.

Underground mine operations

are projected to

be exhausted in

2045, surface mines

deplete
in 2055 and the highwall miners finish in 2056.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
13.1 Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar
stability

was

tested

by MM&A

using the
Analysis of

Coal Pillar

Stability

(ACPS)

program

that

was
developed by the
National Institute for Occupational Safety and

Health (
NIOSH )
.

MM&A reviewed
the results

from the ACPS

and ALPS analysis

and considered them

in the development

of the LOM
plan.
For the HWM operation, Mining cuts are approximately

2.9 meters wide, and cuts are typically laid
out on approximately 5.03-meter centers.

A 2.1-meter to 2.4-meter solid coal fender is left

in place
between

cuts.

The

mining

plan

provides

that

larger

barrier

pillars

be

provided

periodically,
depending on overburden depth and characteristics

and the immediate roof composition, typically
after 15

to 20

cuts.

Although this

plan, with

minor variations,

is common

throughout Appalachia,
specific

rock

and

coal

strength

information

is used

to

verify

whether

or

not

this

plan

provided

a
sufficient factor of safety.
Hydrology

has not

been an

issue of

concern at

Logan.

Based on

numerous

site visits

to both

the
surface and

underground portions

of the

Property by

the QPs,

it has

been determined

that this

is
not

a

significant

concern.

Mining

of

future

reserves

is

projected

to

occur

in

areas

which

exhibit
similar hydrogeological characteristics

as those formerly mined areas.
13.2 Production Rates
Operations

at

Logan

by Coronado

and

its predecessors

have

been on-going

for

many

years.

The
mine plan and productivity expectations reflect historical performance and efforts have been made to adjust the plan to reflect future conditions.

MM&A is confident that the mine plan is reasonably
representative

to

provide

an

accurate

estimation

of

coal

reserves.

Mine

development

and
operation have not been optimized within the TRS.
Carlson Mining software was

used by MM&A to

generate mine

plans for the mineable

coal seams.

Mine

plans

were

sequenced based

on productivity

schedules provided

by Coronado,

which were
based

on

historically

achieved

productivity

levels.

All

production

forecasting

ties

assumed
production

rates

to

geological

models

as

constructed

by MM&A’s

team

of

geologists

and

mining
engineers.
The projected underground mines are set up similarly to the four currently active operations.

Each
mine is

scheduled to

operate

one to

three production

sections.

All sections

are configured

as full
supersections with two continuous

miners per section.

In all cases,

mines are forecasted to produce
coal two or three shifts each day.

In most cases the third shift is reserved for maintenance and belt
and

power

moves.

Production

is scheduled

Monday

through

Friday

each week,

and

every

other
Saturday.
Three surface resource areas were modeled.

Mining operations are projected to utilize area

mining
as well as contour mining ( CTR ) methods with an emphasis on creating highwall for highwall mining

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
activity.

The projected operations will

employ two existing

front-end loaders capable

of a

combined
production rate

of approximately

8,900 bcm/hr with

supplemental assistance

of 6 dozers

that can
generate an additional 700 bcm/hr providing their spoil placement does not interfere with planned highwall mining activity.

The older, higher-hour front end loader will

be replaced in

early 2023

with
a higher production hydraulic excavator

that will increase the capability of the loading machines to
11,300 bcm/hr.

The dozers will continue supplementing the loading production on a periodic basis as described previously.

The potential production

level of combined

machines is not projected

to
be

achieved

until

2024

and

not

consistently

until

2027

due

to

lack

of

sufficient

working
areas.

Sufficient reserves allow mining to continue to the year 2055.
The models assume

that the operations

will work two,

10-hour production shifts,

5 days per

week
plus every

other Saturday,

with sufficient

staffing

to float

vacation

during the

year.

A total

of 82
employees are assumed for the surface mines at full production.
Coals from

the surface

operations

are hauled

to the

loadout for

direct ship

or to

the preparation
plant for washing ultimately to be blended to shipment’s

specifications.

Saleable product from the
surface

operations

is

projected

to

be

sold

primary

into

the

thermal

coal

market

on

a

raw

basis;
however,

some production is planned to be washed for the metallurgical coal market.

The three

areas planned

for highwall

mining are

assumed to

be mined

by a

contractor;

therefore,
the contractor

costs included

in the

financial model

assume that

the contractor

is responsible

for
staffing those operations along with providing

necessary equipment capital.
Spoil for

final highwall

reclamation is

expected to

come from

strategic

placement of

spoil on

pre-
existing benches by

haul trucks

such that

they are within

the push

distance of the

reclamation dozer.

13.3 Mining Related Requirements
13.3.1 Underground
A mine plan with

sequenced mining projections was prepared for each logical

mining unit.

For each
mine

plan,

the

appropriate

number

of

production

units

is

selected

for

the

resource

area,

and

a
productivity

level

assigned,

expressed

in

meters

of

advance

per

unit-shift

of

production.

The
productivity is

based on

the equipment

and personnel

configuration,

mining height

and expected
physical conditions.

13.3.2 Surface Mine
A

mine

plan

with

sequenced

mining

projections

was

prepared

for

each

logical

mining

unit.

The
mobile equipment spreads

selected are representative of

Coronado’s equipment fleets and

deemed
to be appropriate for the local mining conditions.
13.3.3 HWM
Contract HWM units

are available for assignment

to contour surface mining

pits in

the Logan County
Division.

HWM

substantially

increases

coal

recovery

from

contour

mining benches

and

is ideally

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
suited for coal resource

areas characterized

by thin coal seams and irregular

or narrow boundaries
that

are

not well-suited

for

underground

mining.

The

contour

mining bench

will extend

into

the
highwall to the

maximum overburden

stripping ratio that

is economically feasible

or the minimum
bench requirement for operation of the HWM unit.

13.4 Required Equipment and Personnel
13.4.1 Underground Mines
13.4.1.1 Powellton No. 1
The Powellton

No. 1

Mine is

temporarily

inactive.

It is

scheduled to

resume production

with one
continuous mine section

in the second

quarter of

2024 with an

additional continuous mining

section
coming online

in the fourth

quarter of

2024.

The Upper Powellton

seam is accessed

via a shallow
slope and crop.

This mine produces metallurgical coal from leased mineral.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

two

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt and power

moves.

The production section

is configured

as a full

super section with
two continuous

miners.

Productivity is

planned at

the rate

of 61.0 meters

of advance

and retreat
per shift of operation.

A total of 116 employees are assigned to the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and

two

scoops

for

each

operating

section.

Coal

is

extracted

from

the

production

face

with

the
continuous miner and hauled to the mine conveyor in shuttle cars.

At the conveyor belt, the coal is
discharged

from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The
conveyors

carry

the

coal

to

the

outside,

where

it

is

transported

via

overland

conveyor

to

the
preparation plant and load-out.

The Powellton

No. 1

Mine is

temporarily an

inactive facility;

however,

all necessary

infrastructure
and utilities

remain in

place.

All necessary

permits have

been obtained.

Estimated

expenditures
for site

closure and

reclamation are

included in the

financial model

for this

site.

Expected annual
production

averages

approximately

350,000

marketable

tonnes.

The

mine

is

scheduled

to
terminate during 2034.
13.4.1.2 Lower War Eagle
The Lower

War

Eagle Mine

is active

with two

production

sections.

The Lower

War

Eagle seam

is
accessed

via

an

existing

slope.

This

mine

is

a

metallurgical

coal

operation

with

all

remaining
production on leased mineral property.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
conveyor belt and power

moves.

The sections are

configured as super sections

with two continuous
miners available

for production.

Productivity is planned at

the rate of

79.2 meters of

advance and
retreat per shift of operation.

A total of 139 employees are assigned to the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and

two

scoops

for

each

operating

section.

Coal

is

extracted

from

the

production

face

with

the
continuous miner and hauled to the mine conveyor in shuttle cars.

At the conveyor belt, the coal is
discharged

from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The
conveyors

carry the coal outside,

where it is transported

to the preparation

plant and load-out

via
overland conveyor.

The

Lower War

Eagle

Mine is

an operating

facility;

all necessary

infrastructure

and utilities

are in
place.

All

necessary

permits

have

been

obtained.

Estimated

expenditures

for

site

closure

and
reclamation are included in

the financial model for this

site.

Expected annual production averages
approximately 479,000 marketable

tonnes.

The mine is scheduled to terminate during 2036.

13.4.1.3
Eagle No. 1/Toney

Fork #1
The Eagle

No. 1

(Toney

Fork #1)

Mine is

an active

mine in

the Eagle

(No. 2

Gas Lower)

seam with
two production sections.

This mine is

a metallurgical coal operation on

leased mineral property and
is accessed via drift entries from the outcrop.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt and power

moves.

Both sections are full super sections with two

continuous miners
per section.

Productivity is planned at the

rate of 64.0 meters

of advance per shift (76.2 meters

of
retreat) for the super sections.

A total of 137 employees are assigned to the mine.
The principal production equipment

per section includes two

continuous miners, two

roof bolters,
four shuttle

cars, and two

scoops.

Coal is extracted

from the production

face with the

continuous
miner and hauled to the mine conveyor in shuttle cars.

At the conveyor belt, the coal is discharged
onto a feeder breaker

for transfer onto

the conveyor.

The conveyors carry the coal outside, where
it is stacked on the ground to await truck transport

to the preparation plant and load-out.
The Eagle

No. 1

Mine is an

operating facility;

all necessary

infrastructure

and utilities

are in

place.

All

necessary

permits

have

been

obtained;

the

underground

footprint

area

expansion

is pending
final

approval.

Estimated

expenditures

for

mine closure

and site

reclamation

are

included in

the
financial model.
Expected annual production averages approximately

517,000 marketable tonnes.
The mine is scheduled to terminate during 2045.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
13.4.1.4 Muddy Bridge
The

Muddy

Bridge

Mine

is

an

active

mine

in

the

Eagle

(No.

2

Gas

Lower)

seam.

This

mine

is

a
metallurgical

coal operation

on leased

mineral

property and

is accessed

via drift

entries from

the
outcrop.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

two

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

The

sections

are

configured

as

full

super

sections

with

two
continuous miners

available for

production on each

section.

Productivity is planned

at the rate

of
76.2 meters of advance and retreat per shift of operation.

A total of 115 employees are assigned

to
the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and

two

scoops

for

each

operating

section.

Coal

is

extracted

from

the

production

face

with

the
continuous miner and hauled to

the mine conveyor

via shuttle cars.

At the conveyor

belt, the coal
is

discharged

from

the

haulage

units

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The
conveyors

carry the coal to

the outside, where it

is stacked

on the ground to

await truck transport
to the Lower War Eagle mine for placement onto

the overland conveyor leading to the preparation
plant and load-out.
The Muddy Bridge Mine

is an operating facility; all

necessary infrastructure and utilities are

in place.

All necessary permits have

been obtained.

Coal mining permits are routinely

obtained.

Estimated
expenditures for mine closure and site reclamation are

included in the financial model.
Expected

annual

production

averages

approximately

603,000

marketable

tonnes

at

steady

state
production levels.
The mine is scheduled to terminate during 2028.
13.4.1.5 Elklick Chilton
The proposed

Elklick Chilton

Mine is

scheduled to

begin production

in 2029.

The Chilton

seam is
accessed via drift

entry.

The seam is

above drainage.

This mine is

projected to

be a metallurgical
coal operation on leased mineral property.

Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

The

sections

are

configured

as

full

super

sections

with

two
continuous miners

available for

production on each

section.

Productivity is planned

at the rate

of
73.2 meters

of advance

(109.8 meters

of retreat)

per shift

of operation.

A total

of 70

employees
are assigned to the mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and two scoops.

Coal is extracted from

the production face with the

continuous miner and hauled
to the mine conveyor via shuttle cars.

At the conveyor belt, the coal is discharged from the haulage units onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

carry the coal

outside,
where it is stacked on the ground to await

truck transport to the preparation plant and load-out.

The Elklick Chilton

mine is

a permitted mine

with surface infrastructure in

place.

The proposed mine
is located in an area

with a long

history of coal mining,

with numerous permitted operations in close
proximity.

Estimated

expenditures

for

mine

closure

and

site

reclamation

are

included

in

the
financial model.
Expected

annual

production

averages

approximately

301,000

marketable

tonnes

at

steady

state
production levels.
The mine is scheduled to begin production in 2029 and terminate during 2041.
13.4.1.6 Camp Branch Chilton
The

Camp

Branch

Chilton

Mine

is

proposed

mine

in

the

Chilton

seam

which

is

accessed

via

drift
entry from

the outcrop

and is scheduled

to begin production

in 2029.

This mine is

a metallurgical
coal operation on leased mineral property.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

The

sections

are

configured

as

full

super

sections

with

two
continuous miners

available for

production on each

section.

Productivity is planned

at the rate

of
73.2 meters

of advance

(109.8 meters

of retreat)

per shift

of operation.

A total

of 70

employees
are assigned to the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and two scoops.

Coal is extracted from

the production face with the

continuous miner and hauled
to the mine conveyor via shuttle cars.

At the conveyor belt, the coal is discharged from the haulage units onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

carry the coal

outside,
where it is stacked on the ground to await

truck transport to the preparation plant

and load-out.
Due

to

the

projected

starting

date

for

the

Camp

Branch

Chilton

Mine,

no

detailed

design

of
infrastructure or surface facilities has been completed to date.

The proposed mine is located in the
Appalachian Basin, which has an extensive history (>100 years)

of coal mining.

There is a sufficient
population

base

within

commuting

distance

of

the

proposed

operation;

no

Camp

or

Town
construction will

be required.

Estimated mine

access and utility

capital expenditures

are included
in the financial model for the mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
The proposed Camp Branch

Chilton Mine has an existing

permit.

Estimated expenditures

for mine
closure and site reclamation are included in the financial model.
Expected

annual

production

averages

approximately

321,000

marketable

tonnes

at

steady

state
production levels.
The mine is scheduled to begin production in 2029 and terminate during 2033.
13.4.1.7 Winifrede
The active Winifrede (North

Fork) Mine is located in

the Upper Winifrede seam and is

accessed via
drift along the outcrop.

This mine is a metallurgical coal operation on leased mineral property.

Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt

and power moves.

The section is configured as

a super section with two continuous
miners per section

available for

production.

Productivity is planned at

38.1 meters to

45.1 meters
of advance (53.4

meters to

63.1 meters of

retreat) per

shift.

A total of

47 employees are

assigned
to the mine.
Principal production equipment per section includes two continuous miners,

two roof bolters, four
shuttle cars, and one

scoop.

Coal is extracted from

the production face with the continuous

miner
and hauled to the

mine conveyor

in shuttle cars.

At the conveyor

belt, the coal is discharged

from
the shuttle cars onto a feeder breaker for transfer

onto the conveyor.

The conveyors carry the coal
outside,

where

it is

stacked

on

the

ground

to

await

truck

transport

to

the

preparation

plant

and
load-out.
The active Winifrede Mine at

North Fork is permitted.

Estimated expenditures for mine closure and
site reclamation are included in the financial model.
Expected

annual

production

averages

approximately

190,000

marketable

tonnes

at

steady

state
levels.

The mine is scheduled to terminate during 2023.
13.4.1.8 Lower Powellton
The

proposed

Lower

Powellton

Mine

is

scheduled

to

begin

production

in

2033.

The

Lower
Powellton

seam is accessed

via a proposed

drift along the

outcrop.

This mine is

projected to

be a
metallurgical coal operation on leased mineral

property.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

two

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
conveyor

belt

and

power

moves.

Both

sections

are

configured

as

a

super

section

with

two
continuous miners

per section

available for

production.

Productivity is

planned at

73.2 meters

of
advance per

shift (85.4

meters

of retreat

per shift).

A total

of 123

employees are

assigned to

the
mine during steady state production.
Principal production equipment per section includes two continuous miners,

two roof bolters, four
shuttle cars, and

one scoop.

Coal is extracted from

the production face with the continuous

miner
and hauled to the

mine conveyor

in shuttle cars.

At the conveyor

belt, the coal is discharged

from
the shuttle cars onto a feeder breaker for transfer

onto the conveyor.

The conveyors carry the coal
outside,

where

it is

stacked

on

the

ground

to

await

truck

transport

to

the

preparation

plant

and
load-out.

The truck haul cost is estimated to be $1.99 per tonne.
Due

to

the

projected

starting

date

for

the

Lower

Powellton

Mine,

no

detailed

design

of
infrastructure or surface facilities has been completed to date.

The proposed mine is located in the
Appalachian Basin, which has an extensive history (>100 years)

of coal mining.

There is a sufficient
population

base

within

commuting

distance

of

the

proposed

operation;

no

Camp

or

Town
construction will

be required.

Estimated mine

access and utility

capital expenditures

are included
in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Lower

Powellton

Mine,

no

permit

work

has

been
completed to date.

The proposed mine is located in an area with a

long history of coal mining, with
numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely

obtained.

Estimated

expenditures for

mine closure

and site

reclamation

are included

in the

financial model
for each mine or plant site.
Expected

annual

production

averages

approximately

501,000

marketable

tonnes

at

steady

state
levels.

The mine is scheduled to begin production in 2033 and terminate during 2044.
13.4.1.9 Upper Winifrede
The proposed

Upper Winifrede

Mine is

scheduled to

begin production

in 2037.

The Upper

Winifrede
seam is accessed via

a proposed drift along

the outcrop.

This mine is

projected to be a metallurgical
coal operation on leased mineral property.
Production

is

scheduled

for

approximately

265

days

each

year,

which

represents

production

on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

The

sections

are

configured

as

full

super

sections

with

two
continuous miners

available for

production on each

section.

Productivity is planned

at the rate

of
73.2 meters of advance per shift of operation.

A total of 70 employees are assigned to the mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and two scoops.

Coal is extracted from

the production face with the

continuous miner and hauled
to the mine

conveyor in

shuttle cars.

At the conveyor

belt, the coal

is discharged from

the shuttle
cars

onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

carry the

coal outside,
where it

is stacked

on the

ground to

await truck

transport to

the preparation

plant and

load-out.

The truck haul cost is estimated to be $4.03 per tonne.
Due

to

the

projected

starting

date

for

the

Upper

Winifrede

Mine,

no

detailed

design

of
infrastructure or surface facilities has been completed to date.

The proposed mine is located in the
Appalachian Basin, which has an extensive history (>100 years)

of coal mining.

There is a sufficient
population

base

within

commuting

distance

of

the

proposed

operation;

no

Camp

or

Town
construction will

be required.

Estimated mine

access and utility

capital expenditures

are included
in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Upper

Winifrede

Mine,

no

permit

work

has

been
completed to date.

The proposed mine is located in an area with a

long history of coal mining, with
numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely

obtained.

Estimated

expenditures for

mine closure

and site

reclamation

are included

in the

financial model
for each mine or plant site.
Expected

annual

production

averages

approximately

413,000

marketable

tonnes

at

steady

state
levels.

The mine is scheduled to begin production in 2037 and terminate during 2041.
At

the

underground

mines,

ventilation

fans

are

installed

to

provide

a

sufficient

volume

of

air

to
ventilate

production

sections,

coal

haulage

and

transport

entries,

battery

charging

stations,

and
transformers in accordance with approved plans.

High-voltage cables deliver power throughout

the
mine

where

transformers

reduce

voltage

for

specific

equipment

requirements.

The

Mine
Improvement

and

New

Emergency

Response

Act

of

2006

(
MINER

Act
)

requires

that

carbon
monoxide

detection

systems

be installed

along mine

conveyor

belts

and that

electronic

two-way
tracking

and

communications

systems

be

installed

throughout

underground

mines.

Water

is
required

to

control

dust

at

production

sections

and

along

conveyor

belts,

and

to

cool

electric
motors.

Water

is available

from nearby

sources and

is distributed

within the mine

by pipelines as
required.
13.4.2 Surface Mines and Highwall Miners
Three surface resource areas were modeled.

Mining operations are projected to utilize area

mining
as well as contour mining ( CTR ) methods with an emphasis on creating highwall for highwall mining activity.

The projected operations will

employ two existing

front-end loaders capable

of a

combined
production rate

of approximately

8,900 bcm/hr with

supplemental assistance

of 6 dozers

that can
generate an additional 700 bcm/hr providing their spoil placement does not interfere with planned highwall

mining

activity.

The

older,

higher-hour

front

end

loader

will

be replaced

in

early

2023

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52
with

a

higher

production

hydraulic

excavator

that

will

increase

the

capability

of

the

loading
machines to

11,300 bcm/hr.

The dozers

will continue

supplementing the loading

production on

a
periodic basis as described previously.

The potential production level of combined machines is not
projected to be achieved until 2024 and not

consistently until 2027 due to lack of sufficient working
areas.

Sufficient reserves allow mining to continue to the year 2055.
The models assume

that the operations

will work two,

10-hour production shifts,

5 days per

week
plus every

other Saturday,

with sufficient

staffing

to float

vacation

during the

year.

A total

of 82
employees are assumed for the surface mines at full production.
It

is

assumed

that

most

of

the

spoil

movement

goes

through

a

shovel

or

loader

bucket

and

is
eventually returned to the pit for final

reclamation.

The dozer’s primary responsibility is cutting the
initial benches for the drill and shaping the reclaimed contour highwall.

All highwall

mining is assumed

to be performed

by a contractor.

The contractor

is responsible for
staffing those operations along with providing

necessary equipment capital.
Spoil for

final highwall

reclamation is

expected to

come from

strategic

placement of

spoil on

pre-
existing benches by

haul trucks

such that

they are within

the push

distance of the

reclamation dozer.

13.4.2.1
Toney

Fork
Toney

Fork surface mining operations are projected to be mined from 2028 to 2055, with emphasis placed on preparing space

for HWM operations.

Expected production for

the operations averages
approximately 232,000 marketable

tonnes.
The

Toney

Fork

HWM

operates

from

2028

to

2056

and

mines

an

additional

172,000

marketable
tonnes at steady state levels.
13.4.2.2 Buffalo Creek South
The Buffalo Creek South surface and/or HWM mining operations are projected to operate between
2023 and

2055, with

emphasis placed

on preparing

space for

HWM operations.

Expected surface
production

for

the

operations

totals

approximately

246,000

marketable

tonnes

at

steady

state
levels.

The

Buffalo

Creek

HWM

mines

an

additional

212,000

marketable

tonnes

at

steady

state
levels.
13.4.2.3 Sugar Camp
Sugar

Camp

surface

mining

operations

are

projected

to

be

mined

from

2028

to

2055.

Expected
production for the operations average

approximately 180,000 marketable

tonnes.

The

Sugar

Camp

HWM

operates

from

2028

to

2056

and

mines

an

additional

46,000

marketable
tonnes.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53
As shown in Tables 13-1 through 13-3
, the areas

planned for underground production continue

until
2045,

whereas

surface

and

auger/HWM

production

is

projected

to

finish

in

2056.

Clean

coal
production varies directly

with coal thickness

in the

case of the

underground mines, and

overburden
removal for the surface mines.
Table 13-1:

Underground Summary of Production by Year (000)
Mine Name 2023 2024 2025 2026 2027 2028 2029 2030
Camp Br Chilton 0 0 0 0 0 0 321 355
Eagle No. 1 (Toney

Fork)
561 566 545 571 536 609 613 477
Elk Lick Chilton 0 0 0 0 0 0 202 249
Lower Powellton 0 0 0 0 0 0 0 0
Lower War Eagle 398 472 452 446 444 493 509 482
Powellton No. 1 0 135 359 378 374 438 432 436
Muddy Br No.2 Gas 605 598 618 592 520 714 0 0
Upper Winifrede 0 0 0 0 0 0 0 0
Winifrede (Chilton Rider) 219 0 0 0 0 0 0 0

Total
1,783 1,770 1,974 1,988 1,874 2,254 2,077 1,999

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
Mine Name 2031 2032 2033 2034 2035 2036 2037 2038
Camp Br Chilton 348 283 300 0 0 0 0 0
Eagle No. 1 (Toney

Fork)
468 482 466 470 456 556 407 545
Elk Lick Chilton 262 280 291 299 241 294 336 355
Lower Powellton 0 0 33 245 492 510 499 511
Lower War Eagle 545 561 490 462 468 322 0 0
Powellton No. 1 315 210 204 347 0 0 0 0
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Upper Winifrede 0 0 0 0 0 0 493 505
Winifrede (Chilton Rider) 0 0 0 0 0 0 0 0

Total
1,938 1,817 1,784 1,823 1,657 1,682 1,736 1,916
Mine Name 2039 2040 2041 2042 2043 2044 2045 2046
Camp Br Chilton 0 0 0 0 0 0 0 0
Eagle No. 1 (Toney

Fork)
551 524 478 482 510 506 427 0
Elk Lick Chilton 320 328 351 0 0 0 0 0
Lower Powellton 509 513 495 569 666 52 0 0
Lower War Eagle 0 0 0 0 0 0 0 0
Powellton No. 1 0 0 0 0 0 0 0 0
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Upper Winifrede 347 307 142 0 0 0 0 0
Winifrede (Chilton Rider) 0 0 0 0 0 0 0 0

Total
1,726 1,672 1,466 1,051 1,177 558 427 0
Table 13-2:

Surface Summary of Production by Year (000)
Mine Name 2023 2024 2025 2026 2027 2028 2029 2030
Toney Fork Surf 0 0 0 0 0 234 234 232
Buffalo Cr South Area 298 458 521 509 526 207 207 205
Sugar Camp Area 1 0 0 0 0 0 181 181 180

Total
298 458 521 509 526 622 622 618

Mine Name 2031 2032 2033 2034 2035 2036 2037 2038
Toney Fork Surf 231 231 231 231 233 233 231 232
Buffalo Cr South Area 205 204 205 205 206 206 205 205
Sugar Camp Area 1 179 179 179 179 181 181 179 180

Total
616 613 616 616 620 620 616 618

Mine Name 2039 2040 2041 2042 2043 2044 2045 2046
Toney Fork Surf 233 234 232 231 229 232 231 233
Buffalo Cr South Area 206 207 205 205 203 205 205 206
Sugar Camp Area 1 181 181 180 179 177 180 179 181

Total
620 622 618 616 609 618 616 620

Mine Name 2047 2048 2049 2050 2051 2052 2053 2054
Toney Fork Surf 233 232 232 233 234 233 231 229
Buffalo Cr South Area 206 205 205 206 207 206 205 203
Sugar Camp Area 1 181 180 180 181 181 181 179 177

Total
620 618 618 620 622 620 616 609
Mine Name 2055 2056 2057 2058 2059 2060 2061 2062
Toney Fork Surf 66 0 0 0 0 0 0 0
Buffalo Cr South Area 130 0 0 0 0 0 0 0
Sugar Camp Area 1 51 0 0 0 0 0 0 0

Total
247 0 0 0 0 0 0 0

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
Table 13-3:

Highwall Summary of Production by Year (000)
Mine Name 2023 2024 2025 2026 2027 2028 2029 2030
Toney Fork HWM 0 0 0 0 0 173 173 172
Buffalo Cr South HWM 134 215 234 117 124 219 219 217
Sugar Camp HWM 0 0 0 0 0 46 46 46

Total
134 215 234 117 124 438 438 435

Mine Name 2031 2032 2033 2034 2035 2036 2037 2038
Toney Fork HWM 171 171 171 171 173 173 171 172
Buffalo Cr South HWM 216 216 216 216 218 218 216 217
Sugar Camp HWM 46 46 46 46 46 46 46 46

Total
433 432 433 433 437 437 433 435

Mine Name 2039 2040 2041 2042 2043 2044 2045 2046
Toney Fork HWM 173 173 172 171 169 172 171 173
Buffalo Cr South HWM 218 219 217 216 214 217 216 218
Sugar Camp HWM 46 46 46 46 45 46 46 46

Total
437 438 435 433 428 435 433 437

Mine Name 2047 2048 2049 2050 2051 2052 2053 2054
Toney Fork HWM 173 172 172 173 173 173 171 169
Buffalo Cr South HWM 218 217 217 218 219 218 216 214
Sugar Camp HWM 46 46 46 46 46 46 46 45

Total
437 435 435 437 438 437 433 428

Mine Name 2055 2056 2057 2058 2059 2060 2061 2062
Toney Fork HWM 170 111 0 0 0 0 0 0
Buffalo Cr South HWM 215 101 0 0 0 0 0 0
Sugar Camp HWM 45 30 0 0 0 0 0 0

Total
430 242 0 0 0 0 0 0
14
Processing and Recovery Methods
14.1 Description or Flowsheet
The Logan

County Division

includes the

Saunders Preparation

Plant in

addition to

the mines.

The
plant site includes raw coal storage, clean coal storage, a railroad loadout, and refuse disposal area.

The

plant has

a feed

rate

capacity

of 1,088

raw

tonnes

per hour.

Primary separation

equipment
includes

a

heavy

media

vessel,

heavy

media

cyclones,

classifying cyclones,

spirals,

flotation

cells,
and

column

flotation,

supported

by

the

requisite

screens,

centrifuges,

vacuum

filters,

sumps,
pumps,

and

distribution

systems.

Coarse

and

fine

refuse

are

disposed

separately

in

an

adjacent
refuse area which incorporates slurry cells.
Processes and

equipment are

typical of

those used in

the coal

industry and are

in use in

nearly all
plants in the Central Appalachian Basin.

14.2
Requirements for Energy,

Water,

Material and Personnel
Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Logan,

Boone,
Wyoming,

and Mingo

counties, and

have

proven

to be

adequate in

numbers

to operate

past and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
current mines.

As mining is

common in

the surrounding

areas, the

workforce

is generally

familiar
with mining practices and is comprised of a strong talent pool of experienced miners.
Water

is sourced

locally from

Buffalo Creek

Public Service

District and/or

locally from

streams via
water

withdrawal

permits, and

electricity

is sourced

from

AEP.

The

service industry

in the

areas
surrounding the

mine complex

has historically provided

supplies, equipment

repairs and fabrication,
etc.

15
Infrastructure
The

Coronado-owned

Saunders

Preparation

Plant

services the

mines.

The

ROM

coal

is delivered
from

the

Lower

War

Eagle

Mine

via

overland

conveyor,

all

remaining

production

is

or

will

be
delivered to the plant site by truck.
The CSX rail line serves as the main means of transport from the mine complex/loadout.
As an active operation, the necessary support infrastructure for

Logan is in place.
As new areas

are developed, the

infrastructure requirements will change.

These changes have

been
considered in the LOM plans and financial model.
Most of the

seams lie below

drainage; however, several metallurgical coal seams are situated above drainage.

The

underground

mining

resource

areas

which

are

located

above-drainage

require

an
access road

and mine

access development

along the

outcrop, whereas

below-drainage

mines are
accessed based on other

proposed surface infrastructure locations and/or surface property control.

In some cases, the

access and face-up

may be developed as

part of surface

mining activities.

A mine
transformer

and water tank

are located

at the face-up,

along with the mine

fan, stacker

conveyor,
supply facilities, shop, office, and bath house.
The

surface

mining

mobile

equipment

spreads

advance

the

contour

and

area

mining

pits

while
systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads
are extended and

maintained as

the pits

advance.

Support facilities are

maintained nearby

but away
from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine
supplies along with maintenance facilities and offices.
The HWM equipment advances along with the contour mining pits.

The rate of advance of contour
mining is

somewhat constrained by

the advancement rate

of the

HWM.

A diesel-powered generator
trails

the

highwall

miner

and

powers

the

continuous

mining

unit.

Other

support

facilities

are
provided along with the contour mining support facilities.

A map of the existing facilities in Figure 15-1

shows the layout of the required infrastructure.

Overland Conveyor
to Rail Loadout
Overland Conveyor
to Refuse Area
Preparation Plant
Powellton No. 1 Mine
Surface Facilities
Electrical
Substation
Water Tanks
N
0
122
Meters

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
Figure 15-1:

Logan Surface Facilities
16
Market Studies
16.1 Market Description
The quality

characteristics for

the subject

coal resources

and coal

reserves have

been reviewed

in
detail by MM&A.

The drill hole data was utilized to develop average

coal quality characteristics for
the

mining

site.

These

average

coal

quality

characteristics

were

then

utilized

as

the

basis

for
determining the various markets into which the saleable coal will likely be placed.

The projected quality specifications for the Logan products

are as shown in
Table 16-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
Table 16-1:

Quality Specifications by Product

HVA HVB
Thermal
(A/R)
Moisture (%) 7.50 8.00 7.50
Ash (%) 7.50 8.00 12.50
Sulfur (%) 0.90 0.95 1.00
Volatile Matter (%) 32.5 37.0 36.0
Btu/lb. N/A N/A 12,300
Fluidity (ddpm) 30,000 25,000 N/A
MMR (%) 1.04 0.93 N/A
CSR 62 58 N/A
FSI 8.00 8.00 N/A
Note:

All Specs are dry basis except Moisture and Thermal
The mine production serves both the high-volatile metallurgical and thermal markets.
16.2 Price Forecasts
Coronado provided

MM&A with

price forecasts

for its

active operations.

Customer coal

pricing is
derived

from

market

observed

forward

estimates

based

on

global economic

supply

and

demand
analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is

supplemented

with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and
port charges.

MM&A utilized this data for price forecasting

in financial modeling.

Concurrent with
aforementioned-quality

parameters

in

the

preceding

section,

production

from

the

proposed
operations

is

assumed

to

be

primarily

sold

in

metallurgical

markets

with

limited

thermal

sales.

Pricing was provided through calendar year 2056.

Coal price forecasts

for the Logan products

were provided by

Coronado for various

coal markets in
terms of US nominal dollars per metric tonne.

16.3 Contract Requirements
Some

contracts

are

necessary

for

successful

marketing

of

the

coal.

For

Logan,

since

all

mining,
preparation and marketing is done in-house, the remaining

contracts required are:
>
Transportation

– The Mine contracts with the CSX Railroad to transport the coal to either the domestic customers or to the Pier 9 and Dominion terminals at Norfolk, Virginia for overseas
shipment.
>
Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the market,
long-term contracts are not typically written.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
17
Environmental Studies, Permitting and Plans,
Negotiations or Agreements with Local Individuals
17.1 Results of Studies
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Logan Property in
May 2017

on behalf of

Coronado.

Coronado reports

not having

conducted such

a study

since the
MM&A

studies.

The

ESA

completed

by

MM&A

included

a

site

inspection,

review

of

historical
records,

a

database

search

of

State

and

Federal

regulatory

records

and

interviews

to

identify
potential

recognized

environmental

conditions

(
RECs
)

that

may

create

environmental

liability

for
the sites.

MM&A concluded that no long-term liabilities existed at the time of these ESAs.
Based on these former ESAs completed by MM&A, it is the QPs’

opinion that Logan has a generally
typical coal industry record of compliance with

applicable mining, water quality, and environmental
laws.

Estimated costs for mine closure, including water

quality monitoring during site reclamation,
are included in the financial models.
17.2
Requirements and Plans for Waste

Disposal
The original

design for

the North

Fork Refuse

Area (
North Fork
) at

the Logan

Property projected

a
crest

to

elevation

686

meters.

The

present

elevation

of

the

deck

is

±685meters.

In

2018

MSHA
approved an expansion plan to raise

the cross-valley crest to

elevation 802 meters, and from

there
converting

to

a

sidehill

fill.

This

will

allow

for

a

total

volume

of

50

million

CM

which

would

be
sufficient

capacity for

all the

refuse generated

by the

LOM plan

that underpins

the current

Logan
County Division reserves.

Further plans for

the North Fork

site call for conversion of

the fill

to a total
cross-valley configuration, predicated

on completion of surface mining on the ridge between North
Fork and Middle Fork.

This has the potential of providing an additional 10 million CM of capacit
y.
17.3 Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to

operate
mines, coal preparation and related facilities,

haul roads, and other incidental surface disturbances
necessary for

mining to

occur.

Permits

generally

require

that

the

permittee

post

a

performance
bond in

an amount

established by the

regulatory program to provide

assurance that any

disturbance
or liability

created during

mining operations

is properly

restored

to an

approved post-mining

land
use and

that all

regulations and

requirements

of the

permits are

fully satisfied

before

the bond

is
returned

to

the

permittee.

Significant

penalties

exist

for

any

permittee

who

fails

to

meet

the
obligations

of

the

permits

including

cessation

of

mining

operations,

which

can

lead

to

potential
forfeiture

of the

bond.

Any company,

and its

directors,

owners and

officers, which

are subject

to
bond forfeiture can be denied future permits under the program.
1
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
New permits

or permit

revisions will occasionally

be necessary

to facilitate the

expansion or

addition
of new

mining areas

on the

properties, such

as amendments

to existing

permits and

new permits
for mining

of reserve

areas.

Exploration permits

also are

required.

Property under

lease includes
provisions

for

exploration

among

the

terms

of

the

lease.

New

or

modified

mining

permits

are
subject

to

a

public

advertisement

process

and

comment

period,

and

the

public

is

provided

an
opportunity

to

raise

objections

to

any

proposed

mining

operation.

MM&A

is

not

aware

of

any
specific

prohibition

of

mining

on

the

subject

property

and

given

sufficient

time

and

planning,
Coronado should

be able

to secure

new permits

to maintain

its planned mining

operations within
the context of current regulations.

Necessary permits are in

place to support current production on
the properties, but future permits are required to maintain and expand production.

Portions of the
properties

are

located

near local

communities.

Regulations

prohibit

mining activities

within 91.4
meters

of a

residential dwelling,

school, church,

or similar

structure unless

written consent

is first
obtained

from

the

owner

of

the

structure.

Where

required,

such

consents

have

been

obtained
where mining is proposed beyond the regulatory limits.
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mines

and

processing,
loadout

or

related

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado

permitting
issues

that

are

expected

to

prevent

the

issuance

of

future

permits.

Logan,

along

with

all

coal
producers,

is subject

to a

level of

uncertainty regarding

future clean

water

permits due

to
United
States

Environmental

Protection

Agency
( EPA ) and
United

States

Fish

and

Wildlife

(
USFW )
involvement with state

programs.
The Mining permits currently held by Logan are shown in Table 17-1.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
Table 17-1:

Logan Mining Permits
Type Permit ID Permit Name $ Bond Current Status
Issued
Date Expiration Date Hectares NPDES
Other
O001984

North Fork Refuse
1
$1,033,200

Renewed 4/11/1984 4/11/2024 116.03 WV0095699
Other - Loadout Only
O009283

Elk Lick Dock
$33,000

Renewed 6/10/1983 6/10/2023 13.31 WV1023071
Other
O009883

Saunders Prep Plant
$223,200

Renewed 6/24/1983 6/24/2023 36.04 WV0095699
Other - Refuse Disposal
O012383

Middle Fork Refuse
1
$364,800

Renewed 9/27/1983 9/27/2023 46.13 WV0096156
Other - Loadout Only
O500513

Toney Fork Loadout

$32,000

Renewed 9/11/2014 9/11/2024 12.67 WV1028081
Other - Refuse Disposal O501108 Elklick Branch Haulroad/Refuse
1

$281,600

Renewed 11/13/2008 11/13/2023 5.83 WV1029843
Coal Surface Mine
S500417

North Fork Winifrede Contour Mine

$390,000

Not Started 2/13/2018 2/13/2023 50.59 WV1028430
Coal Surface Mine
S500615

Toney Fork A-Ridge Surface Mine

Phase 1 Released 2/24/2016 2/24/2026 15.8 WV1028278
Coal Surface Mine
S500709

Toney Fork Surface Mine No. 3

$2,625,000

Renewed 11/20/2013 11/20/2023 340.83 WV1019902
Coal Surface Mine
S501210

Toney Fork West Surface Mine

$1,670,000

Inactive 2/29/2012 2/28/2022 134.3 WV1024990
Coal Surface Mine
S501410

Elklick Surface Mine

$2,760,800

Inactive 8/16/2013 8/16/2023 327.47 WV1025015
Coal Surface Mine
S503395

TONEY FORK SURFACE #2

$5,605,000

Renewed 5/28/1998 5/28/2023 453.61 WV1016750
Coal Underground
U004485

Dingess Br. No. 1
$0

Completely Released 6/12/1985 PHII Released 4.05 WV1008340
Coal Underground
U400299

Paynter Branch Mine No. 1

$81,000

Renewed 4/5/2002 4/5/2027 10.01 WV1018728
Coal Underground
U500109

Chilton Deep Mine No. 1

$30,800

Inactive 1/31/2011 1/31/2026 5.53 WV1019821
Coal Underground U500789 WA #1 Mine
$0

Completely Released

7/31/1990 PHII Released 0 WV0096385
Coal Underground U500919 North Fork Winifrede Deep Mine
$12,240

New 3/3/2020 3/3/2025 2.21 WV1030990
Coal Underground
U501311

Eagle No. 1 Mine

$91,080

Not Started 5/20/2013 5/20/2023 7.19 WV1025139
Coal Underground
U502008

Dingess Br-Chilton Mine No. 2

$42,920

Phase 1 Released 10/10/2008 PHI Released 11.62 WV1029908
Coal Underground
U505392

ALMA NO. 1 MINE

$283,480

Renewed 3/3/1995 3/3/2025 39.43 WV1013408
Coal Underground U506686 Camp Branch Deep Mine
$96,200

Renewed 1/26/1987 1/26/1997 26.24 WV0093122
Coal Surface Mine
S500615

Toney Fork A-Ridge Surface Mine

$80,000

Phase 1 Released 2/24/2016 2/24/2026 15.8 WV1028278
Coal Underground
U501015

CB Chilton #1 Mine

$10,600

Not Started 12/28/2016 12/28/2026 1.68 WV1028316
Coal Underground U503496 Muddy Bridge Branch #1
$35,280

Renewed 8/4/1997 8/4/2022 5.46 WV1016954
Coal Underground U503596 Muddy Bridge Branch #2
$65,520

Renewed 8/4/1997 8/4/2022 10.35 WV1016954
River Dock 810-8037 Big Sandy Dock
$210,700

In-Active 7/10/1986 7/10/2021 2.99 KYG040724
Coal Surface Mine S500422 Middle Fork Surface Mine ? Pending Pending Pending 81.73 WV1031198
Coal Surface Mine S500822 Elklick Contour Surface mine ? Pending Pending Pending 182.45 WV1031228
Notes:

1.

Permits containing refuse placement.

2.

Does not include prospect permits.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
17.4 Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of Federal or State Regulations.
17.5 Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of

structures,
backfilling, regrading,

and revegetation

of disturbed

areas.

For surface

mines, the

majority of the
expense for

backfilling and regrading

is completed as part

of ongoing mining operations,

with only
reclamation

of

final

pits

and

HWM

benches

required

at

end-of-mine

life.

Sediment

control

is
required

during the

establishment

of vegetation,

and bond

release generally

requires

a minimum
five-year

period

of

site

maintenance,

water

sampling,

and

sediment

control

following

mine
completion.

This requirement

is reduced

to two

years

for

certain operations

involving re

-mining.

Reclamation

of underground

mines includes

closure and

sealing of

mine openings

such as

portals
and shafts in addition to the items listed above.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in

the financial

models.

As with

all mining

companies, an

accretion calculation is

performed
annually

so the

necessary Asset

Retirement

Obligations

(
ARO
) can

be shown

as

a Liability

on the
Balance Sheet.
17.6 Qualified Person’s Opinion
The Logan complex

is an operating

facility; all necessary permits

for current

production have

been
obtained.

The QPs

know

of no reason

that any

permits revisions

that may

be required

cannot be
obtained.

Estimated expenditures for site

closure and reclamation are included in the financial model for this site.
18
Capital and Operating Costs
18.1 Capital Cost Estimate
The production sequence selected for

a property must consider the proximity

of each reserve area
to

coal

preparation

plants,

river

docks

and

railroad

loading

points,

along

with

suitability

of
production equipment to coal seam conditions.

The in-place infrastructure was evaluated, and any
future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the
Capital Forecast.
Coronado provided MM&A with an inventory of operating equipment available at Logan.

MM&A’s
capital schedules

assume that

major equipment

rebuilds occur

over the

course of

each machine’s
remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on

MM&A’s

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63
experience and knowledge

of mining equipment and

industry standards with

respect to the

useful
life of such equipment.

As one mine is depleted, the equipment is moved to its replacement.
A summary of the estimated capital for the Property is provided in
Figure 18-1

below.

Figure 18-1:

CAPEX
18.2 Operating Cost Estimate
Coronado

provided

historical

and

a

preliminary

5-year

projection

of operating

costs

for

MM&A’s
review.

MM&A used the historical and/or budget cost information

as a reference and developed a
personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were

based

upon

information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed

for vacation and
holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’

compensation

and
pneumoconiosis,

casualty

and

life

insurance,

healthcare

and

bonuses.

A

cost

factor

for

mine
supplies was developed that

relates expenditures

to mine advance rates

for roof

control costs

and
other

mine

supply

costs

experienced

at

underground

mines.

Other

factors

were

developed

for
maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Other

cost

factors

were

developed

for

coal

preparation

plant

processing,

refuse

handling,

coal
loading, property

taxes,

and insurance

and bonding.

Appropriate

royalty

rates

were

assigned for
production

from

leased coal

lands

and

sales taxes

were

calculated

for

state

severance

taxes,

the
federal black lung excise tax,

and federal and state reclam

ation fees.
Mandated Sales Related Costs such as Black Lung Excise are

summarized in
Table 18-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
Description of Tax

or Sales Cost
Basis of Assessment Cost
Federal Black Lung Excise Tax

- Underground
Per Tonne $1.21
Federal Black Lung Excise Tax

- Surface
Per Tonne $0.61
Federal Black Lung Excise Tax

- Highwall Miner
Per Tonne $0.61
Federal Reclamation Fees – Underground Per Tonne $0.13
Federal Reclamation Fees – Surface Per Tonne $0.31
Federal Reclamation Fees - Highwall Miner Per Tonne $0.31
West Virginia Reclamation Tax

- Underground
Per Tonne $0.308
West Virginia Reclamation Tax

- Surface
Per Tonne $0.308
West Virginia Reclamation Tax

- Highwall Miner
Per Tonne $0.308
West Virginia Severance Tax Percentage of Revenue 1 to 5%
Royalties – Underground Percentage of Revenue 5 to 8.5%
Royalties – Surface Percentage of Revenue 9%
Royalties - Highwall Miner Percentage of Revenue 9%
Notes: 1. Federal black lung excise tax is paid only on coal sold domestically.

MM&A assumed 45%
of total coal sales to be domestic in the economic analysis discussed below.
A summary of the projected Operating Costs is in Table 18-2 .
Table 18-2:

Logan Operating Costs

YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Remaining

Total 2023 2024 2025 2026 2027 2028 2029 2030 LOM Average
ROM Production
Tonnes 140.8 5.3 6.0 7.2 7.1 7.3 7.1 6.8 6.9 3.4
Yield 50.15% 41.78% 40.92% 37.67% 36.89% 34.67% 46.77% 46.43% 44.46% 55.70%
Saleable
Production
Tonnes 70.6 2.2 2.4 2.7 2.6 2.5 3.3 3.1 3.1 1.9
Thermal Tonnes 4.79 0.09 0.14 0.16 0.15 0.16 0.15 0.15 0.15 0.14
Domestic Met
Tonnes 65.84 2.13 2.31 2.57 2.46 2.37 3.16 2.99 2.90 1.73
Export Met
Tonnes - - - - - - - - - -

Total Saleable
Tonnes 70.63 2.22 2.44 2.73 2.61 2.52 3.31 3.14 3.05 1.9
Cash Costs per
Tonne:
Mining Costs $83.08 $73.59 $71.70 $73.57 $75.45 $80.17 $65.86 $73.71 $77.65 $87.30
Processing and
Transport $20.11 $20.58 $19.71 $19.53 $20.03 $21.76 $17.49 $17.61 $18.65 $20.49
Sales Related
Costs $16.97 $14.47 $13.29 $13.39 $12.93 $14.12 $14.54 $15.27 $15.61 $18.20
G&A $3.21 $3.69 $3.22 $2.97 $3.10 $3.21 $3.21 $3.21 $3.21 $3.21

Total Cash Costs
$123.37 $112.33 $107.92 $109.46 $111.51 $119.26 $101.09 $109.79 $115.12 $129.19
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents 0.000001% of the total
production, and none of this coal was included in the estimate of reserves.
19
Economic Analysis
19.1 Assumptions, Parameters and Methods
A pre-feasibility LOM plan

was prepared by

MM&A for the

Logan operations.

MM&A prepared mine
projections and production timing forecasts

based on coal seam characteristics.

Production timing

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
was carried

out from

2023 to

depletion (exhaustion)

of the

coal reserve

areas, which

is projected
for the year 2056.

All costs and prices are based on 2022 nominal United States dollars.
The Mine

plan, productivity

expectations and cost

estimates generally reflect

historical performance
by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

future

conditions.

MM&A is confident

that the mine

plan and

financial model

are reasonably representative to provide
an accurate estimation of coal reserves.
Capital

schedules were

developed by

MM&A for

mine development,

infrastructure,

and on-going
capital

requirements

for

the

life

of the

mine.

Staffing

levels

were

prepared,

and operating

costs
estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own
knowledge and experience to estimate direct and indirect operating costs.

The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of

the coal reserve

area.

The results of

this financial model

are not intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations,

but

are

intended

to

prove

the

economic

viability

of the

estimated

coal

reserves.

All
costs and prices are based on 2022 nominal United States dollars assuming a 2% inflation rate.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose
of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are

calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs include labor, drilling and

blasting, operating supplies,

maintenance and repairs,

facilities costs
for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,

sampling

and

analysis
services,

reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally

agreed

upon

fees

related

to

direct

extraction

of

the

mineral.

The

indirect

costs

are

the
Federal

black

lung

tax,

Federal

and

State

reclamation

taxes,

property

taxes,

local

transportation
prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes

and

State

severance

taxes.

Coronado’s

historical

costs

provided

a

useful

reference

for
MM&A’s

cost estimates.
Sales revenue is based on

the metallurgical coal price information provided to MM&A

by Coronado.
Projected

debt

service

is

excluded

from

the

P&L

and

cash

flow

model

in

order

to

determine
Enterprise Value.
The financial model expresses coal sales prices, operating costs, and capital expenditures in current day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation

costs

are
included based

on engineering

estimates for

each mine

by year.

The Coronado

division’s

existing
allocations of administrative costs are

continued in the future projections.
Coronado will pay royalties for the various current and projected operations.

The royalty rates vary
by mining method and location.

The royalty rates for Logan are estimated to be 5 to 9%

of the sales
revenue.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado

level,
incorporating statutory

depletion calculations, as well

as state income

taxes, and a

federal tax rate
of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax

purposes,

the

losses

are
carried over to offset future taxable

income.

The terms “cash flows” and “project cash flows” used
in this report refer to after tax

cash flows.
Consolidated cash flows are driven

by annual sales

tonnage, which at steady-state level ranges from
a peak of 3.3 million

tonnes in 2028 to

a low of 1.0 million tonnes

in 2054.

Projected consolidated
revenue ranges from $151.9 million to $480.3 million

at a steady state.

Revenue totals $11.4 billion
for the project’s life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $110.1 million in

2038 and totals $2.5 billion over

the project’s
life.

Capital

expenditures

total

$190.2

million

from

2023

through

2027 and

$1.2

billion

over

the
project’s life.

Coal price forecasts for coal

products were prepared by Coronado

for its proposed operations.

Such
prices

were

used

for

the

revenue

input

into

the

financial

model.

Sales

variable

costs

such

as
production royalties and severance

taxes were based upon the revenue

input.
19.2 Results
The

pre-feasibility

financial

model,

prepared

by

MM&A

for

this

TRS,

was

developed

to

test

the
economic viability of

each coal resource

area.

The results of

this financial model

are not intended
to represent

a bankable feasibility

study,

as may be

required for

financing of any

current or future
mining operations contemplated but are intended

to prove the economic viability of the estimated
coal reserves.

Optimization of the LOM plan was outside the scope of the engagement.
Figure 19-1

shows the annual variance of cash costs per ton.

Table 19-1

shows LOM tonnage, P&L,
and EBITDA for Logan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 68
Figure 19-1:

Cash Costs per Tonne
As shown

above, Logan’s average cash cost

ranges between approximately $101

and $147

per tonne
for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton 1,607 $21,157 $13.16 $51,064 $31.77
Eagle No. 1 (Toney

Fork)
11,806 $18,727 $1.59 $220,119 $18.65
Elk Lick Chilton 3,809 $76,902 $20.19 $146,959 $38.58
Lower Powellton 5,095 $112,692 $22.12 $224,168 $44.00
Lower War Eagle 6,544 $102,095 $15.60 $227,269 $34.73
Powellton No. 1 3,629 $52,199 $14.38 $122,643 $33.80
Muddy Br No.2 Gas 3,647 $166,946 $45.77 $212,139 $58.16
Upper Winifrede 1,794 $61,150 $34.09 $95,271 $53.12
Winifrede (Chilton Rider) 219 $9,021 $41.19 $12,795 $58.42
Consolidated Deep Mines 38,150 $620,890 $16.27 $1,312,426 $34.40
Surface Mines
Toney Fork Surf 6,338 $106,288 $16.77 $245,407 $38.72
Buffalo Cr South Area 7,990 $27,941 $3.50 $203,185 $25.43
Sugar Camp Area 1 4,911 $(100,944) $(20.55) $48,015 $9.78
Surface Mines Consolidated 19,239 $33,285 $1.73 $496,606 $25.81
HWM Operations
Toney Fork HWM 4,919 $330,409 $67.17 $361,920 $73.57
Buffalo Cr South HWM 7,004 $434,033 $61.97 $474,395 $67.73
Sugar Camp HWM 1,314 $82,843 $63.05 $91,260 $69.45
HWM Consolidated 13,237 $847,285 $64.01 $927,575 $70.07
Grand Total 70,626 $1,501,460 $21.26 $2,736,607 $38.75
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents
0.000001% of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

19-1,

the

Logan

Complex

shows

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated

operations

show positive

LOM

P&L and

LOM

EBITDA of

$1.5 billion

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 69
$2.7 billion,

respectively.

A summary

of the

key

financial performance

metrics projected

through
2030 is provided below in Table 19-2 .
Table 19-2:

Summary of Logan Key Financial Performance Metrics (2023-2030)

YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31 Remaining

Total 2023 2024 2025 2026 2027 2028 2029 2030 LOM Average
ROM Production Tonnes 140.8 5.3 6.0 7.2 7.1 7.3 7.1 6.8 6.9 3.4
Yield 50.15% 41.78% 40.92% 37.67% 36.89% 34.67% 46.77% 46.43% 44.46% 55.70%
Saleable Production
Tonnes 70.6 2.2 2.4 2.7 2.6 2.5 3.3 3.1 3.1 1.9
Thermal Tonnes 4.79 0.09 0.14 0.16 0.15 0.16 0.15 0.15 0.15 0.14
Domestic Met Tonnes 65.84 2.13 2.31 2.57 2.46 2.37 3.16 2.99 2.90 1.73
Export Met Tonnes - - - - - - - - - -

Total Saleable Tonnes
70.63 2.22 2.44 2.73 2.61 2.52 3.31 3.14 3.05 1.9
Cash Costs per Tonne:
Mining Costs $83.08 $73.59 $71.70 $73.57 $75.45 $80.17 $65.86 $73.71 $77.65 $87.30
Processing and Transport $20.11 $20.58 $19.71 $19.53 $20.03 $21.76 $17.49 $17.61 $18.65 $20.49
Sales Related Costs $16.97 $14.47 $13.29 $13.39 $12.93 $14.12 $14.54 $15.27 $15.61 $18.20
G&A $3.21 $3.69 $3.22 $2.97 $3.10 $3.21 $3.21 $3.21 $3.21 $3.21

Total Cash Costs
$123.37 $112.33 $107.92 $109.46 $111.51 $119.26 $101.09 $109.79 $115.12 $129.19
EBITDA per Tonne $38.75 $69.72 $32.66 $24.91 $24.85 $19.38 $40.61 $30.85 $28.39 $41.21
Expansion CapEx ($M) $- $- $- $- $- $- $- $- $- $-
Maintenance CapEx ($M) $1,212.8 $64.5 $46.2 $35.1 $24.7 $19.5 $54.7 $76.7 $30.9 $33.1

Total CapEx
$1,212.8 $64.5 $46.2 $35.1 $24.7 $19.5 $54.7 $76.7 $30.9 $33.1
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents 0.000001% of the total
production, and none of this coal was included in the estimate of reserves.
After Tax

Cash Flows

were

developed in

order to

calculate

the NPV

for

this Property.

The NPV

is
estimated to be $366.6 million

at a discount rate

of 10.0%.

A summary of the Logan after

-tax cash
flow is shown in Table 19-3 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 70
Table 19-3:

Project Cash Flow Summary ($000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2023 2024 2025 2026 2027
Production & Sales tonnes 70,626 2,215 2,444 2,730 2,614 2,524
Total Revenue $11,449,478 $403,255 $343,593 $366,750 $356,408 $349,974
EBITDA $2,736,607 $154,435 $79,831 $67,982 $64,942 $48,930
Net Income $1,271,269 $93,455 $33,975 $22,180 $21,044 $7,422
Net Cash Provided by Operating Activities $2,455,780 $98,886 $84,666 $64,481 $60,927 $49,298
Purchases of Property, Plant, and

Equipment
$(1,212,814) $(64,541) $(46,249) $(35,126) $(24,721) $(19,540)
Net Cash Flow $1,242,966 $34,345 $38,417 $29,354 $36,206 $29,758

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2028 2029 2030 2031 2032 2033
Production & Sales tonnes 3,315 3,138 3,052 2,987 2,862 2,833
Total Revenue $469,730 $441,352 $437,982 $436,621 $425,513 $428,277
EBITDA $134,632 $96,812 $86,647 $88,298 $85,099 $81,695
Net Income $76,870 $40,290 $35,152 $37,612 $33,266 $22,374
Net Cash Provided by Operating Activities $102,420 $94,319 $82,136 $80,835 $79,110 $77,163
Purchases of Property, Plant, and

Equipment
$(54,676) $(76,748) $(30,875) $(25,919) $(58,356) $(77,043)
Net Cash Flow $47,743 $17,571 $51,261 $54,916 $20,754 $119

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 2,872 2,714 2,739 2,785 2,969 2,783
Total Revenue $445,485 $422,500 $431,983 $440,845 $480,253 $458,789
EBITDA $108,745 $74,857 $97,015 $103,374 $125,905 $107,907
Net Income $53,277 $22,619 $43,055 $45,843 $62,109 $46,564
Net Cash Provided by Operating Activities $92,575 $73,923 $84,785 $93,567 $110,105 $102,650
Purchases of Property, Plant, and

Equipment
$(60,090) $(30,525) $(49,809) $(65,949) $(56,676) $(42,223)
Net Cash Flow $32,485 $43,398 $34,975 $27,618 $53,429 $60,427

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,733 2,519 2,100 2,214 1,611 1,476
Total Revenue $459,598 $431,586 $365,532 $393,908 $289,596 $269,978
EBITDA $104,671 $94,788 $81,444 $105,980 $58,696 $83,754
Net Income $47,235 $41,064 $39,833 $60,889 $23,010 $51,731
Net Cash Provided by Operating Activities $96,543 $88,891 $75,724 $90,314 $63,837 $71,484
Purchases of Property, Plant, and

Equipment
$(29,343) $(33,901) $(27,895) $(23,194) $(29,298) $(22,073)
Net Cash Flow $67,200 $54,990 $47,828 $67,120 $34,540 $49,411

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes 1,057 1,057 1,053 1,053 1,057 1,061
Total Revenue $194,175 $198,147 $201,437 $205,554 $210,544 $215,652
EBITDA $52,251 $53,459 $54,370 $59,571 $58,316 $59,618
Net Income $28,842 $28,388 $27,184 $31,758 $28,651 $30,020
Net Cash Provided by Operating Activities $52,854 $48,225 $49,193 $53,061 $49,045 $52,351
Purchases of Property, Plant, and

Equipment
$(18,702) $(21,272) $(25,945) $(30,072) $(22,359) $(22,221)
Net Cash Flow $34,152 $26,953 $23,248 $22,990 $26,686 $30,131

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2052 2053 2054 2055 2056 2057
Production & Sales tonnes 1,057 1,049 1,037 677 242 -

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 71
Total Revenue $219,229 $222,017 $223,966 $151,873 $57,377 $-
EBITDA $71,599 $60,514 $60,792 $48,780 $20,900 $-
Net Income $45,345 $29,161 $30,508 $22,011 $9,180 $(339)
Net Cash Provided by Operating Activities $60,653 $56,148 $54,570 $47,692 $20,671 $(3,597)
Purchases of Property, Plant, and

Equipment
$(24,540) $(27,137) $(12,933) $(11,318) $(11,544) $-
Net Cash Flow $36,113 $29,011 $41,637 $36,374 $9,127 $(3,597)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2058 2059 2060 2061 2062 2063
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(174) $(89) $(46) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(1,835) $(936) $(954) $- $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $(1,835) $(936) $(954) $- $- $-
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents 0.000001% of the total
production, and none of this coal was included in the estimate of reserves.
19.3 Sensitivity
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount

rate when

Base Case sales prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
Figure 19-2:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 72
20
Adjacent Properties
20.1 Information Used
No Proprietary information associated with neighboring properties was used as part of this study.
21
Other Relevant Data and Information
MM&A performed

a previous

audit of

all the

Properties in

year 2017

for

Coronado

based on

SEC
Industry

Guide 7

standards.

In addition,

MM&A completed

a Limited

Phase I

Environmental

Site
Assessment

(
ESA
)

on

the

Property

in

2017

on

behalf

of

Coronado.

MM&A

has

subsequently
conducted Joint Ore Reserve Committee ( JORC ) compliant resource and reserve assessments of the
Logan County

assets as of:

(1) December 31,

2017, (2) December

31, 2020, and

(3) December 31,
2021.

By

assignment,

the

JORC

assessment

included

a

preliminary

feasibility

level

study

of

the
subject coal reserves, encompassing detailed

mine planning and cost analysis through

depletion of
Logan’s

JORC-compliant coal

reserves.

MM&A utilized these

former preliminary

feasibility studies
as the basis of an updated study which meets those standards set forth by the SEC.
22
Interpretation and Conclusions
22.1 Conclusion
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to

conclude

that

the

70.6

Mt

of

marketable

coal

reserves

identified

on

the

Property

are
economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
22.2 Risk Factors
Risks have

been identified

for

operational,

technical and

administrative

subjects addressed

in the
Pre-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all the

risk
factors identified and quantified in

the risk assessment process.

The risk matrix and

risk assessment

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 73
process

are

modelled

to

that

presented

in

the

Australian

and

New

Zealand

Standard

on

Risk
Management (AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of

key

aspects

of

the

Coronado

projects

that

can

be

impacted

by

events

whose
consequences can affect

the success of the venture.

The significance of an impacted

aspect of the
operation

is

directly

related

to

both

the

probability

of

occurrence

and

the

severity

of

the
consequences.

The initial risk for

a risk factor

is herein defined

as the risk level

after the potential
impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management

utilizing

control
measures readily available.

Residual risk for a risk factor is herein defined as the risk level following
application

of

special

mitigation

measures

if

management

determines

that

the

initial

risk

level

is
unacceptable.

Initial risk and residual risk can be quantified numerically,

derived by the product of
values assigned to probability and consequence ranging from very low risk to very high risk.

The probability and consequence

parameters are subjective numerical estimates made

by practiced
mine engineers and

managers.

Both are

assigned values

from 1 to

5 for which

the value

1 represents
the

lowest

probability

and least

consequence,

and the

value

5 represents

the highest

probability
and greatest consequence.

The products which define the Risk Level are classified

from very low to
very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated

during this

assignment total

13.

No residual

risks are

rated
Very High.

One (1) residual risk is rated

High.

Eight (8) of the risk aspects could be associated

with
Moderate residual risk.

Four (4) of the risk aspects were attributed Low or Very

Low residual risks.

22.2.1 Governing Assumptions
The listing of the aspects is

not presumed to be exhaustive.

Instead that listing is

presented based
on the experiences of the contributors to the TRS.

1. The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.
The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 74
3.
Mitigation Measures listed for each

risk factor of the operation are not exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.
The monetary values used in ranking the consequences are generally-accepted quantities for
the coal mining industry.
22.2.2 Limitations
The risk assessment proposed in

this report is subject to

the limitations of the information currently
collected, tested, and interpreted

at the time of the writing of the report.
22.2.3 Methodology
The

numerical

quantities

(i.e.,

risk

levels)

attributable

to

either

“initial”

or

“residual”

risks

are
derived

by the

product

of values

assigned to

probability

and consequence

ranging

from

very low
risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P) and

Consequence (C) parameters recited in the

formula are subjective numerical
estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are

assigned

integer
values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest

probability

and

least
consequence,

and the

value 5

represents

the highest

probability

and greatest

consequence.

The
products (R = P x C) which define the Risk Level, are

thereafter classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high

initial

risks

are

considered

to

be

unacceptable

and

require

corrective

action

well

in
advance of project

development.

In short,

measures must be

applied to reduce

very high initial

risks
to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been

applied or

are available for action

when required, the

residual
risk can be determined.

The residual risk provides

a basis for the

management team to

determine
if the residual risk

level is acceptable or tolerable.

If the risk level

is determined to be unacceptable,
further actions should be considered to reduce the residual risk to acceptable or tolerable levels to
provide justification for continuation

of the proposed operation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 75
22.2.4 Development of the Risk Matrix
Risks have

been identified for

the technical,

operational, and

administrative

subjects addressed

in
the

TRS.

The

risk

matrix

and

risk

assessment

process

are

modelled

to

that

presented

in

the
Australian and New Zealand Standard on Risk Management (AS/NZS 4360).

22.2.4.1 Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to
avoid.
>90%
The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with
a

likelihood

of

occurrence

of

less

than

2

percent.

Increasing

values

are

assigned

to

each

higher
probability

of occurrence,

culminating

with the

value

of 5

assigned to

incidents considered

to

be
almost certain to occur.
22.2.4.2 Consequence Level Table
Table 22-2

lists the consequence levels.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 76
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 77

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 78
The

lowest

rated

consequence

is

assigned

the

value

of

1

and

is

described

as

Insignificant
Consequence

parameters

of

which

include

non-reportable

safety

incidents

with

zero

days

lost
accidents, no environmental damage, loss of production or systems for less than one week and cost
of

less

than

USD

$0.5

million.

Increasing

values

are

assigned

to

each

higher

consequence,
culminating with the value of

5 assigned to critical consequences, the

parameters of which include
multiple-fatality

accidents,

major

environmental

damage,

and

loss

of

production

or

systems

for
longer than one month and cost of greater than USD $50.0 million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined as the

product of probability of occurrence and consequence, ranges in value
from

1 (lowest

possible risk)

to

25 (maximum

risk level).

The

values

are color-coded

to facilitate
identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5 Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk

reduction
measures must be applied to reduce very high risks to a tolerable level.
22.2.6 Description of the Coal Property
The Logan Mine Complex ( Logan
) is located in Logan, Boone, and Wyoming Counties, West

Virginia
–is an

active operation

with four

underground

mines and

one surface

mine.

Active underground
operations within the Logan Mine Complex all utilize continuous mining production sections.

Large
mining operations are conducted

at the

Muddy Bridge, Eagle

No. 1

Mine and Lower

War Eagle Mine.

Coronado

also operates

a single

section active

underground

room-and-pillar section

in the

North
Fork

Winifrede

Mine.

Other

operations

are

projected

on

relatively

small

reserve

blocks

to

be
developed

sequentially

to

sustain

production

levels

as

each

reserve

is

depleted.

The

method

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 79
provides continuity,

preserving skilled work groups

and enabling effective

utilization of production
equipment.

Mines located

above drainage

have access

via drift

entries.

A few

of the

coal seams
are below drainage and are accessed with slopes and shafts or box cuts.
The Logan

Mine Complex

also includes

one active

surface mine

(Toney

Fork) and

one idle

surface
mine (Elklick).

Both area and contour

surface mining are employed.

Highwall mining is conducted
by contract

operators.

The

surface

operations

are

relatively

small and

developed

sequentially to
sustain production

levels.

Similar to the

underground operations,

the method provides

continuity
while

preserving

skilled

work

groups

and

enabling

effective

utilization

of

production

equipment.

The surface mining methods selected utilize hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.
22.2.7 Summary of Residual Risk Ratings
Each

risk factor

is numbered,

and

a

risk level

for

each

is determined

by

multiplying

the

assigned
probability by

the assigned

consequence.

The risk

levels are

plotted

on a

risk matrix

to provide

a
composite

view

of

the

Coronado

risk

profile.

The

average

risk

level

is

7.7,

which

is

defined

as
Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8, 9

Major $10-50MM

6

Moderate $2-10 MM 12 1, 2, 3, 4

Minor $0.5-$2 MM

13 5, 10 7

Low <$0.5 MM

11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8 Risk Factors
A

high-level

approach

is

utilized

to

characterize

risk

factors

that

are

generally

similar

across

a
number of

the active

and proposed

mining operations.

Risk factors

that

are

unique to

a specific
operation or are particularly noteworthy are

addressed individually.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 80
22.2.8.1 Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where geological

conditions render

extraction

of the

resource to

be uneconomic,

or
that coal quality characteristics disqualify the product for sale into target markets.
Offsetting the geological and

coal resource risk

are the massive

size of the

controlled property which
allows large areas to be mined sufficiently away from

areas where coal quality and mineability may
be

less

favorable.

In

addition,

several

mines

are

designed

to

operate

with

multiple

production
sections, which lessens

the immediate

impact when one section

encounters difficulties.

The large
reserve areas also provide

a mitigation strategy

of developing an additional (spare) section

at each
mine,

or

additional

mines,

which

can

be

activated

when

adverse

conditions

are

encountered,
thereby

maintaining

consistent

production

and

quality.

The

spare

section

or

mines

require
additional mine extension cost but increase flexibility and performance consistency.
The

larger

reserve

areas

will

be

developed

with

multiple

production

sections

and

the

small,
replacement production reserve areas

provide ready access

to alternative locations if

geological and
coal resource characteristics require

abandonment of an active production area.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Recoverable coal tonnes
recognized to be
significantly less than
previously estimated.
Reserve base is adequate to
serve market commitments
and respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and cost
of production unit relocations.
Previous and ongoing
exploration and extensive
regional mining history
provide a high level of
confidence of coal seam
correlation, continuity of the
coal seams, and coal
resource tonnes.
4 4 16 Optimize mine plan
to increase resource
recovery; develop
mine plan to provide
readily available
alternate mining
locations to sustain
expected production
level.
3 3 9
Coal quality locally
proves to be lower than
initially projected.
If uncontrolled, production and
sale of coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage to
reputation.
Exploration and vast
experience and history in
local coal seams provide
confidence in coal quality;
limited excursions can be
managed with careful
product segregation and
blending.
3 5 15 Develop mine plan
to provide readily
available alternate
mining locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal quality.
3 3 9
22.2.8.2 Environmental
MM&A

completed

a

Limited

Phase

I

Environmental

Site

Assessment

(
ESA
)

on

the

Logan

County
Property in May 2017

on behalf of

Coronado.

MM&A concluded that

no long-term liabilities

existed
at the time of this ESA.
Water

quality and

other permit

requirements

are subject

to modification

and such

changes could
have a

material impact on

the capability of

the operator

to meet modified

standards or

to receive

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 81
new permits and modifications

to existing permits.

Permit protests

may result in delays

or denials
to permit applications.
Environmental standards and permit requirements have evolved significantly over the past 50 years
and

to-date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt

successfully

to
evolving environmental requirements.
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Environmental
performance standards
are modified in the future.
Delays in receiving new
permits and modifications to
existing permits; cost of
testing and treatment of water
and soils
Work with regulatory
agencies to understand
and influence final
standards; implement
testing, treatment and
other actions to comply
with new standards.
3 4 12 Modify mining and
reclamation plans to
improve compliance
with new standards
while reducing cost
of compliance.
3 3 9
New permits and permit
modifications are
increasingly delayed or
denied.
Interruption of production and
delayed implementation of
replacement production from
new mines.
Comply quickly with
testing, treatment and
other actions required;
continue excellent
compliance performance
within existing permits.
3 4 12 Establish and
maintain close and
constructive working
relationships with
regulatory agencies,
local communities
and community
action groups.
3 3 9
22.2.8.3 Regulatory Requirements
Federal

and

state

health

and

safety

regulatory

agencies

occasionally

amend

mine

laws

and
regulations.

The impact is

industry-wide.

Mining operators and regulatory agencies have been

able
to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Federal and state mine
safety and health
regulatory agencies
amend mine laws and
regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and production
procedures; modification of
mining plans.
Participate in hearings and
workshops when possible
to facilitate understanding
and implementation; work
cooperatively with agencies
and employees to facilitate
implementation of new laws
and regulations.
4 3 12 Familiarity and
experience with new
laws and regulations
results in reduced
impact to operations
and productivity and
improved supplies
and equipment
options.
4 2 8
22.2.8.4 Market and Transportation
Most of the current and future production is expected to be directed to domestic and international metallurgical markets.

Historically the metallurgical markets

have been cyclical and highly volatile.

Thermal

coal

markets

are

also

cyclical

and

domestic

markets

have

been

adversely

affected

by
competition from natural gas and subsidized

renewable energy sources and regulation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 82

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 83
Table 22-8:

Market and Transportation (Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Volatile coal prices drop
precipitously.
Loss of revenue adversely
affects profitability; reduced
cash flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost operations
closed, and
employees
temporarily
furloughed.
4 4 16
Occasional delay or interruption of rail,

river and terminals service may be expected.

The operator
can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by

fulfilling

shipment
obligations promptly and maintaining close working relation

ships.
Table 22-9:

Market and Transportation (Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is
not available.
Fulfillment of coal sales
agreements delayed; limited
coal storage at mines may
increase cost of rehandling;
production may be temporarily
idled.
Provide adequate storage
capacity at mines;
coordinate continuously
with railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility along
with personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5 Mining Plan
Occupational health and

safety risks are inherent

in mining

operations.

Comprehensive training and
retraining

programs,

internal

safety

audits

and

examinations,

regular

mine

inspections,

safety
meetings, along

with support

of trained

fire brigades

and mine

rescue teams

are among

activities
that

greatly

reduce

accident

risks.

Employee

health monitoring

programs

coupled

with dust

and
noise monitoring and abatement reduce health risks to miners.

As

underground

and

surface

mines

are

developed

and

extended,

observation

of

geological,
hydrogeological and geotechnical conditions leads to modification of mine plans and procedures to enable safe work within the mine environments.
Highlighted

below

are

selected

examples

of

safety

and

external

factors

relevant

to

Coronado
operations.
22.2.8.5.1 Methane Management
Coalbed methane is

present in coal

operations below

drainage.

Often the methane

concentration
in shallow coal seams is at such low levels that it can be readily managed with frequent testing

and
monitoring,

vigilance

and

routine

mine

ventilation.

Very

high

methane

concentrations

may

be
present

at

greater

depths.

High

methane

concentrations

may

require

degasification

of

the

coal

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 84
seam to assure safe mining.

Due to the seams being targeted and their depths, excessive

methane
is not expected to be encountered at Logan.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation, monitoring
and examination
requirements.
Low to moderate levels can
be managed with frequent
examinations, testing and
monitoring within the mine
ventilation system.

Excellent rock dust
maintenance minimizes
explosion propagation risk
should an ignition occur.
1 5 5 Very high-level
methane
concentrations may
require coal seam
degasification and
gob degasification if
longwall or pillar
extraction methods
are employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine

fires,

once

common

at

mine operations,

are

rare

today.

Most

active

coal

miners

have

not
encountered a mine

fire.

Vastly improved mine power and

equipment electrical systems, along

with
safe

mine

practices

reduce

mine

fire

risks.

Crew

training

and

fire

brigade

support

and

training
improve response for containment and

control if a

fire occurs.

Spontaneous combustion within coal
mines, which is the source of most fires that occur today, is not expected to commonly occur at the
Logan

property.

When spontaneous

combustion

conditions

are

present,

monitoring

systems

are
employed for

early detection

and mine plans

are designed to

facilitate

isolation, containment

and
rapid extinguishment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 85
Table 22-11:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Mine fire at underground
or surface mine
operation.
Injury or loss of life; potential
loss of mine temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure; good
housekeeping; frequent
examination of conveyor
belt entries; prompt
removal of accumulations
of combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present, enhanced
monitoring and
examination
procedures will be
implemented; mine
design will
incorporate features
to facilitate isolation,
containment and
extinguishment of

spontaneous
combustion
locations.
1 5 5
22.2.8.5.3 Highwall Failure
Contour surface mining, area surface mining and highwall mining all expose miners and production equipment

to

the

risk

of

highwall

failure.

The

highwall

can

be

designed

to

incorporate

safety
precautions to address geotechnical and hydrogeological concerns.

Drilling and blasting design can
be modified to

fit soil and

strata

conditions to

enhance highwall stability.

Foremen and

crews are
trained to examine the highwalls frequently to observe changes and indications of failure.

Highwall
designs incorporate adequate web thickness and safety

pillar width to assure highwall stability.
Table 22-12:

Highwall Failure (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Highwall failure occurs at
surface or highwall
mining operations.
Injury or loss of life;
catastrophic damage to
equipment; production
interruption.
Regular inspection for
change and signs of failure;
conservative design of
HWM web thickness and
safety pillar width;
conservative wall slope and
bench width in design.
4 3 12 Optimize drilling and
blasting plan;
increase safety
factors for wall slope
and bench width;
install
instrumentation and
frequent survey to
detect movement;
dewater to reduce
wall pressure.
4 2 8
22.2.8.5.4 Availability of Supplies and Equipment
The industry

has periodically

experienced

difficulty receiving

timely delivery

of mine

supplies and
equipment.

Availability

issues

often

accompanied

boom

periods

for

coal

demand.

Any

future
delivery

of

supplies

and

equipment

delays

are

expected

to

be

temporary

with

limited

impact

on
production.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 86
Table 22-13:

Availability of Supplies and Equipment (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of availability
for supplies and
equipment.
Temporary interruption of
production.
Force majeure provision in
coal sales agreements to
limit liability for delayed or
lost sales.
3 2 6 Work closely with
customers to assure
delayed coal
delivery rather than
cancelled sales;
monitor external
conditions and
increase inventory
of critical supplies;
accelerate delivery
of equipment when
possible.
3 1 3
22.2.8.5.5 Labor
Work

stoppage

due

to

labor

protests

are

considered

to

be

unlikely

and

accompanied

by

limited
impact

should

it

occur.

Excellent

employee

relations

and

communications

limit

the

exposure

to
outside protesters.

Loss of supervisors

and skilled

employees to retirement is inevitable;

the impact
can

be

lessened

with

succession

planning

and

training

and

training

and

mentorship

of

new
employees.
Table 22-14:

Labor – Work Stoppage (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer and
employee relations; reputation
loss.
Maintain excellent
employee relations and
communications; maintain
frequent customer
communications.
2 3 6 Develop plan for
employee
communications and
legal support to
minimize impact of
secondary boycott
activities.
1 3 3
Table 22-15:

Labor – Retirement (Risk 13)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and skilled
employees.
Loss of leadership and
critical skills to sustain
high levels of safety,
maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement age;
maintain employee selection
and training programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for electricians
and mechanics; develop
employee mentoring
program.
3 2 6

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of
December 31, 2022

Central Appalachian Coal Basin
West Virginia, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 87
23
Recommendations
Coronado is

continuing to

work both

internally and

with outside

assistance to

further define

their
Resource Base and to Optimize the LOM Plan.
24
References
Publicly available information from various

State and Federal agencies was used where relevant.
25
Reliance on Information Provided by the Registrant
A summary of

the information provided by Coronado relied upon

by MM&A for the purposes

of this
TRS is provided in Table 25-1 .
Table 25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Marketing
Long-term price forecast used

in financial projections
16.2

Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

APPENDIX
A
MM&A QUALIFICATIONS

Mineral Resource and Reserve Reporting

MARSHALL MILLER & ASSOCIATES®

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Reports (*TRs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRs is to document the economic viability of the mineral reserves as well as the preliminary economic outlook of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) Industry Guide 7 or S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A' technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries. MM&A professionals are experienced with coal and other deposits used in industrial minerals applications.

Geological Services

> Exploration Program Development and Implementation
> Field Mapping
> Field Exploration Supervision
> Geological Assessment
> Detailed Core Logging
> Core or Mineral Sampling
> Geophysical Logging
> Supervise Analytical Testing
> Database Compilation
> Computer-Aided Geologic Modeling
> Resource/Reserve Computation
> Hazard Mapping
> Lineament Mapping
> Geotechnical Analysis
> Mine Roof and Floor Condition Assessment
> Pillar Stability Analysis
> Subsidence Studies
> Horizontal Stress Mapping

Mining Engineering Services

> Determine Optimum Mining Methods
> Equipment Selection
> Productivity Estimates
> Labor Requirements and Scheduling
> Life-of-Mine Plans for Proposed and Existing Mines
> Mine and Facilities Layout and Planning
> Market and Transportation Studies
> Environmental Review and Reclamation Liability Estimates
> Capital Requirements
> Ventilation, Permitting and Drainage Control

Economic Analysis

> Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
> Capital Budget Assessments
> Discounted Cash Flow Analysis
> Risk Assessment

For More Information Contact:
582 Industrial Park Road, Bluefield, VA 24605 • Telephone +1 276 322 5467 • www.mma1.com

2020

APPENDIX
B
MAPS

Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
Sugar Camp
HUFF
CREEK
OCEANA
WYOMING
LOGAN
BOONE CO
LOGAN CO
N

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 1—BC ko

- Data Point Location
- Previous Surface Mining
- Previous Underground Mining with 200' Barrier

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 1

Buffalo/Huff Creek Area
Buffalo Creek (No. 8.5) Seam

Coronado Global Resources Inc.
Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout Facilities
Prep Plant
Toney Fork
Buffalo Creek South
BUFFALO
Lorado
BUFFALO CREEK
A
Sugar Camp
HUFF
CREEK
GUYANDOTTE
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
HUFF MOUNTAIN
BUFFALO MOUNTAIN

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23

Map 2-UWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000

Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/22

- Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 2

Buffalo/Huff Creek Area
Upper Winifrede (No. 8) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Prep
Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Lorado
Sugar Camp
HUFF
CREEK
Kopperston
GUYANDOTTE
MOUNTAIN
BOONE CO
LOGAN CO
WYOMING CO

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 1/23
Map 3-LWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/30/22

- Resource Exclusive of Reserve / Not Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 3
Buffalo/Huff Creek Area
Lower Winifrede (No. 8) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout Facilities
Pardee
Prep Plant
BUFFALO
CREEK
BUFFALO
Lorado
Sugar Camp
HUFF
CREEK
HERNSHAW
MOUNTAIN

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 1/23
Map 4–Chilton(WM) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/22

- Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 4

Buffalo/Huff Creek Area
Chilton (Williamson) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout
Facilities
Pardee
Prep
Plant
Lorado
BUFFALO
CREEK
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
MOUNTAIN
GUYANDOTTE
HUFF MOUNTAIN
HUFF
CREEK
Kopperston
N

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 5–UPow(UA) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/22

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 5000
Scale In Feet

Map 5

Buffalo/Huff Creek Area
Upper Powellton (Upper Alma) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Loadout
Facilities
Prep
Plant
Lorado
BUFFALO
CREEK
Saunders
Lundale
Stowe
Crites

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 6–LPow(LA) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/22

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 4000
Scale In Feet

Map 6

Buffalo/Huff Creek Area
Lower Powellton (Lower Alma) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Saunders
BUFFALO
CREEK
SPRING
Meredith Branch
Laurel Branch
Camp Branch
Road Fork
Fork
Toney
Elklick
Branch
Lee
Fork
North Fork
Pond
Branch
Burnt Camp
Pond
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 7-2Gas-Peerless ko

•	Data Point Location
	Previous Underground Mining with 200' Barrier
	Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/22

	Resource Exclusive of Reserve / Not Converted to Reserve

0 3000
Scale In Feet

Map 7

Buffalo/Huff Creek Area
No.2 Gas (Matewan, Peerless) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Prep Plant
Lorado
BUFFALO
CREEK
MOUNTAIN
HUFF

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 8–2Gas Eagle ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/22

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 5000
Scale In Feet

Map 8

Buffalo/Huff Creek Area
Lower No. 2 Gas (Eagle) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

OCEANA
WYOMING
LOGAN
CO
CO
WYOMING CO
LOGAN CO
Huff Creek
Muddy Bridge
Sugarcamp Branch
Beech Br
Joe Branch
Toney Fork
Sugarcamp Branch
Lick Branch
Lick Br
Hollow
Branch
Dans
Trailer Park
Lacoma
Cyclone
Campus
Paynter Branch
Cub Trace Branch
Branch
Stonecoal Branch
Elk Creek
Mill Branch
Lower Gap
Oldhouse Branch
MOUNTAIN
HUFF

- Data Point Location

Controlled Underground Reserve / Resource as of 12/31/22

Resource Exclusive of Reserve / Not Converted to Reserve

0 3000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 9-2 Gas Ramaco ko

Map 9
Buffalo/Huff Creek Area
No.2 Gas (Ramaco) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

N
MOUNTAIN
BUFFALO
BUFFALO MOUNTAIN
OCEANA
WYOMING CO
LOGAN CO
HUFF CREEK
Buffalo Creek
Right Fork
Jordan Fork
Toney Fork
Huff Creek
Sycamore
Lacoma
Cyclone
Campus

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/22

Resource Inclusive of Reserve / Converted to Reserve

0 4000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 10–LWE ko

Map 10
Buffalo/Huff Creek Area
Lower War Eagle (No. 4) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Lorado
Prep Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
LOGAN CO
WYOMING CO
BOONE CO
MOUNTAIN
N

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

0 5000
Scale In Feet

Controlled Surface Reserve / Resource as of 12/31/22

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/22

Resource Exclusive of Reserve / Not Converted to Reserve

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23 ko

Map 11-UCB-Above

Map 11

Buffalo/Huff Creek Area
Upper Coalburg (No. 11) Seam through Upper Clarion Rider Seams

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Lorado
Crites
Latrobe
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23

Map 12-LCB ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000

Scale In Feet

Map 12

Buffalo/Huff Creek Area
Lower Coalburg (No. 10) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Lorado
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
OCEANA
HUFF
CREEK
Valley Fill

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 13–LDor ko

● Data Point Location

Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/22

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 13

Buffalo/Huff Creek Area
Lower Dorothy (No. 9.5) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
Loadout Facilities
Pardee
Lorado
BUFFALO
CREEK
Prep Plant
Toney Fork
Buffalo Creek South
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
Sugar Camp
HUFF
CREEK
BUFFALO MOUNTAIN
OCEANA
WYOMING

M62199 Bluefield, VA 01/23 ko
Map 14–CHA

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/22

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 14

Buffalo/Huff Creek Area
Chilton A (No. 9) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

BUFFALO
Jordan
Fork
Toney
Fork
Toney
Fork
Joe
Branch
Toney
Sugarcamp
Branch
Sycamore
Creek
Huff
Creek
Huff
Creek
Beartree
Branch
Castle
Branch
Coal
Branch
Huff Cr
CREEK
HUFF
Huff
Trailer Park
Lacoma
Huff
Road
Slickrock
Branch
Longlick
Branch
Dingess
Cyclone
Trailer Park
Trailer Park
Wyoming Co
Logan Co
Creek
Campus
Biggins Br
Branch
Cub Trace
Branch
Paynter
Branch

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 15–UCG ko

● Data Point Location

Controlled Surface Reserve / Resource as of 12/31/22

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 3000
Scale In Feet

Map 15

Buffalo/Huff Creek Area
Upper Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Pardee
Lorado
CREEK
SPRING
MOUNTAIN
GUYANDOTTE
LOGAN CO
BOONE CO
WYOMING CO
BUFFALO MOUNTAIN
OCEANA
Sugar Camp
HUFF CREEK
HUFF MOUNTAIN
Kopperston
N

Data Point Location

Previous Underground Mining with 200' Barrier

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/22

Resource Exclusive of Reserve / Not Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/22

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23
Map 16–MCG ko

Map 16
Buffalo/Huff Creek Area
Middle Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

N
B U F F A L O
Sugar Camp
Toney Fork
Toney
Fork
Jordan Fork
Joe Branch
Sycamore
Creek
Beartree Branch
Castle Branch
Coal Branch
Huff
Huff Creek
Huff Cr
HUFF CREEK
Lacoma
Cyclone
Campus
Trailer Park
Sugarcamp Branch
Slickrock Branch
Longlick Branch
Huff Road
Biggins Br
Branch
Cub Trace
Branch
Paynter
Creek
WYOMING CO
LOGAN CO

MARSHALL MILLER & ASSOCIATES

M62199 Bluefield, VA 01/23

Map 17-LCG ko

- Data Point Location

Controlled Surface Reserve / Resource as of 12/31/22

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 3000

Scale In Feet

Map 17

Buffalo/Huff Creek Area
Lower Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Prep Plant
Lorado
Block A
BUFFALO
MOUNTAIN
HUFF
CREEK
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

M62199 Bluefield, VA 01/23 ko
Map 18 Beckley

- Data Point Location

Controlled Underground Reserve / Resource as of 12/31/22

Resource Exclusive of Reserve / Not Converted to Reserve

0 4000
Scale In Feet

Map 18

Buffalo/Huff Creek Area
Beckley Seam Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM ASTM International
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G. Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado Coronado Global Resources Inc.
CSR
Codes of State Rules

CSX
CSX Corporation, a rail-based freight transportation

company
CTR Contour mining
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Interest,

Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational
factors, and detailed financial analysis that

are necessary to demonstrate, at
the time of reporting, that extraction is economically viable.

According to the
proposed definition, the results of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project.

Thus, a feasibility study is more
comprehensive, with a higher degree of accuracy,

and yielding results with a
higher level of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-kilometer
radius

from

such an

observation

point

and reported

herein

as in-situ

mineral
resources.
Inferred Resources
Inferred

resources

lie

more

than

a

1.2-kilometer

radius

from

a

valid

point

of
measurement but less than 4.8

kilometers from one, and reported herein as

in-
situ mineral resources.

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
JORC Code
Australasian Code for Reporting of Exploration

Results, Mineral Resources and
Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company
LOM Life-of-mine
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid
point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at
Preliminary Feasibility or Feasibility level as appropriate that include
Modifying Factors.

Such studies demonstrate that, at the time of reporting,
extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions”.

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on
the Earth’s crust

in such form, grade or quality that there are reasonable
prospects for eventual economic extraction.

The location, quantity,

grade,
continuity and other geological characteristics and continuity of a Mineral
Resource are known, estimated or interpreted

from specific geological
evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.

These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing,

legal, environmental compliance, plans,
negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH
National Institute for Occupational Safety

and Health
NS
Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a
qualified person has determined (in the case of underground mining) a

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing

and
an effective plan to sell the product. The study’s

financial analysis must have
the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less
comprehensive and results in a lower confidence level than a feasibility study,
a pre-

feasibility study is more comprehensive and results

in a higher
confidence level than an initial assessment.”

Property(ies) Bituminous coal deposits located in Boone, Logan, and Wyoming Counties,
West Virginia.

QP Qualified Person
Qualified Person
“…a person who is a mineral industry professional with at least five years of
relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant.

In addition, the proposed definition requires a
qualified person to be an eligible member or licensee in good standing of a recognized professional

organization at the
time the technical report is prepared”.
Rec. Recovery
RECs
Recognized Environmental

Conditions
Resource Database
The Resource Database is established by the collection, validation,

recording,
storing and processing of data and forms the foundation

necessary for the
estimation of Mineral Resource and Mineral

Reserve.

A quality assurance and quality control program is essential and must be
established to govern the collection of all data.

In reporting, a Mineral
Resource must meet the minimum requirement of “reasonable

prospects for
economic extraction”.

This will require the concurrent collection and storage
of preliminary economic, mining, metallurgical, environmental,

legal and
social data and other information for use in the estimation

of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data.

It is recommended that data be stored
digitally,

using a documented, standard format and a reliable storage

medium
that allows for easy and complete

retrieval of the data.
ROM Run-of-mine
RPO
Recognized Professional

Organizations
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law
that regulates the environmental

effects of coal mining in the United States.
SME Society for Mining Engineers

Appendix C

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Abbreviation Definition
Strip Ratio
Represented by bcm of overburden to recoverable

coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral

Assets
Vulcan™
Vulcan™ software is a product of Maptek™, a provider

of software for the
global mining industry.

APPENDIX
D
INITIAL ECONOMIC ASSESSMENT FOR RESOURCES EXCLUSIVE
OF RESERVES

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam: / Area:	No. 2 Gas Logan Toney Fork #2 (D)	No. 2 Gas Logan Pardee (D)	No. 2 Gas Logan Sugar Camp (D)	Lower Powellton Logan Lower Powellton Block A3/A4	Lower Powellton Logan Powellton Block B	Peerless Logan N2G Peerless	Beckley Logan Beckley	Middle Cedar Grove Logan Middle Cedar Grove	No. 2 Gas Logan Ramaco	Lower Winifrede Logan Lower Winifrede	Upper Powellton Logan Powellton No. 1
In-Place Resource Tonnes	4,768,997	9,101,631	2,423,394	8,102,010	2,650,651	6,771,674	26,497,662	1,362,175	3,830,098	8,219,626	2,495,052
Potentially Recoverable Tonnes*	1,110,858	2,435,033	532,346	2,613,663	855,085	1,444,126	6,890,822	354,239	1,192,003	1,925,893	593,782
Mining Method	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM
Assumed Sales Realization at Plant**	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154
Inital Capex Estimate to Access Resources***	$ 10,000,000	$ 10,000,000	$ 1,000,000	$ -	$ 10,000,000	$ 12,000,000	$ 59,000,000	$ 10,000,000	$ 26,000,000	$ 10,000,000	$ -
Direct Mining Costs:											
Labor****	$ 40.35	$ 44.00	$ 55.01	$ 42.41	$ 44.28	$ 57.40	$ 38.13	$ 40.97	$ 36.64	$ 33.49	$ 35.47
Supplies, Excluding Roof Control	$ 7.84	$ 8.55	$ 10.69	$ 8.24	$ 8.60	$ 11.16	$ 7.41	$ 7.96	$ 7.12	$ 6.51	$ 6.89
Roof Control	$ 9.15	$ 9.98	$ 12.47	$ 9.62	$ 10.04	$ 13.01	$ 8.64	$ 9.29	$ 8.31	$ 7.59	$ 8.04
M&R	$ 4.66	$ 5.47	$ 7.00	$ 5.37	$ 5.69	$ 6.75	$ 5.33	$ 5.17	$ 5.08	$ 4.60	$ 4.95
Power	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 2.54	$ 2.30	$ 2.47
Other	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 2.54	$ 2.30	$ 2.47
Total Direct Cash Costs	$ 66.67	$ 73.46	$ 92.16	$ 71.00	$ 74.31	$ 95.07	$ 64.83	$ 68.56	$ 62.22	$ 56.79	$ 60.30
Transporation, Washing, Environmental & G&A Costs:											
Coal Prep*****	$ 6.99	$ 8.20	$ 10.49	$ 8.05	$ 8.54	$ 10.12	$ 7.99	$ 7.76	$ 7.62	$ 6.91	$ 7.42
Materials Handling	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65
Raw Coal Trucking*****	$ 4.95	$ 7.25	$ 9.27	$ 4.76	$ 5.05	$ -	$ 3.33	$ 5.04	$ 8.50	$ 7.71	$ 8.29
Clean Coal Trucking	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38
Enviro******	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39
G&A	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$ 17.34**	**$ 20.85**	**$ 25.16**	**$ 18.22**	**$ 18.99**	**$ 15.53**	**$ 16.72**	**$ 18.21**	**$ 21.52**	**$ 20.02**	**$ 21.11**
Indirect Cash Costs											
Royalty	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80
Black Lung Excise Tax	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61
SMCRA	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13
State Severance	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72
Property Tax & Insurance	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55
Total Indirect Cash Costs	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**
Non Cash Costs											
Amoritiztion of Development Capital	$ 9.00	$ 4.11	$ 1.88	$ -	$ 11.69	$ 8.31	$ 8.56	$ 28.23	$ 21.81	$ 5.19	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40	$ 6.40
Depletion	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10
Total Non Cash	$ 16.50	$ 11.60	$ 9.38	$ 7.50	$ 19.19	$ 15.81	$ 16.06	$ 35.73	$ 29.31	$ 12.69	$ 7.50

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62199).xlsx

Page 1 of 2

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam:	No. 2 Gas	No. 2 Gas	No. 2 Gas	Lower Powellton	Lower Powellton	Peerless	Beckley	Middle Cedar Grove	No. 2 Gas	Lower Winifrede	Upper Powellton
	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan
Area:	Toney Fork #2 (D)	Pardee (D)	Sugar Camp (D)	Lower Powellton Block A3/A4	Powellton Block B	N2G Peerless	Beckley	Middle Cedar Grove	Ramaco	Lower Winifrede	Powellton No. 1
Total Cash Cost	$ 103.82	$ 114.12	$ 137.13	$ 109.03	$ 113.11	$ 130.41	$ 101.36	$ 106.58	$ 103.55	$ 96.62	$ 101.22
EBITDA	$ 50.51	$ 40.21	$ 17.19	$ 45.30	$ 41.21	$ 23.92	$ 52.96	$ 47.75	$ 50.77	$ 57.70	$ 53.11
Fully Loaded Cost	$ 120.32	$ 125.72	$ 146.51	$ 116.53	$ 132.30	$ 146.22	$ 117.42	$ 142.30	$ 132.86	$ 109.31	$ 108.72
Fully Loaded P&L	$ 34.01	$ 28.60	$ 7.82	$ 37.80	$ 22.02	$ 8.11	$ 36.90	$ 12.02	$ 21.46	$ 45.01	$ 45.61
Passes Resource Iniital Economic Assessment?	YES	YES	YES	YES	YES	YES	YES	YES	YES	YES	YES

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages
**Sales relization represents estimated long range sales price provided by Coronado.
***No initial capital required. Resources are accessible from existing Buchanan Mine.
****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.
*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.
******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62199).xlsx

Page 2 of 2

Coronado Global Resources inc. and Coronado Group LLC

Initial Economic Assessment

Logan Surface Resources Exclusive of Reserves (per Metric Tonne)

Appendix D: Logan Complex

		Thermal Area Mines (S)
In-Place Resource Tonnes		13,219,403
Potentially Recoverable Tonnes*		12,458,076
Mining Method		Area
Assumed Sales Realization at Plant**	$	83
Inital Capex Estimate to Access Resources***	$	-
Total Direct Cash Costs******	$	49.96
Transporation, Washing, Environmental & G&A Costs:		
Materials Handling	$	1.65
Coal Prep*****	$	1.76
Raw Coal Trucking*****	$	-
Clean Coal Trucking	$	0.55
Enviro******	$	0.39
G&A	$	1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$**	**6.34**
Indirect Cash Costs		
Royalty	$	7.44
Black Lung Excise Tax	$	0.28
SMCRA	$	0.31
State Severance	$	4.16
Property Tax & Insurance	$	0.55
Total Indirect Cash Costs	**$**	**12.73**
Non Cash Costs		
Amoritiztion of Development Capital	$	-
Depreciation of Initial Equipment and Sustaining Capital	$	6.40
Depletion	$	1.10
Total Non Cash	$	7.50
Total Cash Cost	**$**	**69.03**
EBITDA	**$**	**13.65**
Fully Loaded Cost	**$**	**76.52**
Fully Loaded P&L	**$**	**6.15**
Passes Resource Iniital Economic Assessment?		**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated 3-year average historical thermal price.

***Initial development has already occurred.

****Labor rates, M&R, other operating supplies are driven based off of $2.30 per cubic meter.

*****Processing assumed to occur at Saunders Plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves-rgw 12-22-21 (M62199).xlsx

Page 1 of 1

APPENDIX
E
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling techniques
>
Nature and quality of sampling (e.g. cut channels, random chips, or specific specialised industry standard measurement tools appropriate to the minerals under investigation, such as downhole gamma sondes, or handheld XRF instruments, etc.). These examples should not be taken as limiting the broad meaning of sampling.
>
Include reference to measures taken to ensure sample representivity and the appropriate calibration of any measurement tools or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public Report. In cases where ‘industry standard’ work has been done this would be relatively simple (e.g. ‘reverse circulation drilling was used to obtain 1 m samples from which 3 kg was pulverised to produce a 30
g charge for fire assay’). In other cases, more explanation may be required, such as where there is
coarse gold that has inherent sampling problems. Unusual commodities or mineralisation types
(e.g. submarine nodules) may warrant disclosure of detailed information.
>
Most of the coal samples have been obtained from the Properties by subsurface exploration using core drilling techniques.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Properties.
>
Typical USA core drilling sampling technique is for the coal core sample, once recovered from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into a covered core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content.
>
It is reasonable to assume, given the sophistication level of the previous operators, that these samples were generally collected and processed under industry best-practices.

This assumption is
based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis.

>
Some of the drill holes were air rotary bored and no coal core samples were collected.

Seam
thickness for rotary-drilled bore holes is verified by calibrated downhole gamma-density logs.

>
Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. A representative group of drill hole samples from the Properties were then checked against the original drill laboratory reports to verify accuracy and correctness.

Drilling techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast, auger,
Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit or other type, whether core is oriented and if so, by what method, etc.).
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.

The majority of the
drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
>
Core drilling methods utilize NX-size (5.4 centimeter) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging.

>
Data for the rotary drilled holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable.
>
Geophysical logging was performed on many of the holes, either by Geological Logging
Systems (a division of MM&A), other geophysical logging contractors, and on those properties acquired from CONSOL geophysical logging was often performed by CONSOL’s in-house logging services.
Drill sample recovery
>
Method of recording and assessing core and chip sample recoveries and results assessed.
>
Measures taken to maximise sample recovery and ensure representative nature of the samples.
>
Whether a relationship exists between sample recovery and grade and whether sample bias may have occurred due to preferential loss/gain of fine/coarse material.
>
Where available, core recovery thickness of coal samples was reconciled with the thickness interpreted from geophysical logs.
>
Core recovery of the older coal samples lacking geophysical logs is sometimes not well-
documented: however, when the laboratory results for such holes had anomalous values, the data was disqualified and not used.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Logging
>
Whether core and chip samples have been geologically and geotechnically logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>
Whether logging is qualitative or quantitative in nature. Core (or costean, channel, etc.)
photography.
>
The total length and percentage of the relevant intersections logged.
>
A wide variety of core-logging techniques exist for the properties.

For many of the core
holes, the primary data source is a generalized lithology description by the driller, in some cases supplemented by a more detailed core log completed by a geologist.

>
The logging of core thickness and depth is quantitative.

With the exception of the coal
seams, logging of rock strata type is more subjective and best considered as qualitative.
Sub-sampling
techniques and sample
preparation
>
If core, whether cut or sawn and whether quarter, half or all core taken.
>
If non-core, whether riffled, tube sampled, rotary split, etc. and whether sampled wet or dry.
>
For all sample types, the nature, quality and appropriateness of the sample preparation technique.
>
Quality control procedures adopted for all sub-sampling stages to maximise representivity of samples.
>
Measures taken to ensure that the sampling is representative of the in situ material collected, including for instance results for field duplicate/second-half sampling.
>
Whether sample sizes are appropriate to the grain size of the material being sampled.
>
Typical US practice in the Appalachian Basin is that core samples for deep mineable core samples are not sawn or subsampled (since seams are not of great thickness and the entire seam is mined and co-mingled).
>
Oftentimes, core for surface-mineable coal seams are bench sampled separately by the various coal and rock layers (plies).
>
MM&A has exercised diligence to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample.
Quality of assay data
and laboratory tests
>
The nature, quality and appropriateness of the assaying and laboratory procedures used and whether the technique is considered partial or total.
>
For geophysical tools, spectrometers, handheld XRF instruments, etc., the parameters used in determining the analysis including instrument make and model, reading times, calibrations factors applied and their derivation, etc.
>
Nature of quality control procedures adopted (e.g. standards, blanks, duplicates, external laboratory checks) and whether acceptable levels of accuracy (i.e. lack of bias) and precision have been established.
>
Sample analysis was typically carried out by accredited US laboratories.

>
Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company.

Each sample is then analyzed in accordance with procedures defined under
ASTM
International ( ASTM )

standards including, but not limited to; washability (ASTM D4371); ash (ASTM
D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free Swell Index
( FSI ) (ASTM D720).
>
Geophysical tools are calibrated by the logging company and where possible, validated using a calibration hole.
Verification of
sampling and assaying
>
The verification of significant intersections by either independent or alternative company personnel.
>
The use of twinned holes.
>
Documentation of primary data, data entry procedures, data verification, data storage
(physical and electronic) protocols.
>
Discuss any adjustment to assay data.
>
All coal intersection data used to generate the geologic model has been cross referenced with the lithological and geophysical logs by MM&A.
>
Laboratory quality was adjusted from dry basis to reflect the anticipated marketable product moisture.
>
Coal quality results were verified by spot-check with laboratory analysis sheets by MM&A before inclusion into the geologic model and use in the resource estimate.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Criteria JORC Code explanation Commentary
Location of data points
>
Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine workings and other locations used in Mineral Resource estimation.
>
Specification of the grid system used.
>
Quality and adequacy of topographic control.
>
Due to the long history of exploration by various parties on the Properties, a wide variety of survey techniques exist for documentation of data point locations.

Many of the older exploration drill
holes appear to have been located by ground survey; more recently completed drill holes are often located by high-resolution Global Positioning System ( GPS ) units.
>
Grid systems used are typically the State Plane Coordinate System pertinent to each property.

>
Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary (subject to availability).
Data spacing and
distribution
>
Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient to establish the degree of geological and grade continuity appropriate for the Mineral Resource and Ore Reserve estimation procedure(s) and classifications applied.
>
Whether sample compositing has been applied.
>
Spacing and distribution of data point information may vary from seam to seam within each mining area.

The areas estimated for coal resource and coal reserve tonnes have been limited so that the data spacing and distribution is sufficient to establish the degree of geological continuity appropriate for the estimation and classification of the coal tonnes.

>
All of the coal resource tonnes are in the measured, indicated, and inferred categories, and all of the coal reserve tonnes are in the proved and probable categories in accordance with the JORC
Code and SEC standards.

Orientation of data in
relation to geological
structure
>
Whether the orientation of sampling achieves unbiased sampling of possible structures and the extent to which this is known, considering the deposit type.
>
If the relationship between the drilling orientation and the orientation of key mineralised structures is considered to have introduced a sampling bias, this should be assessed and reported if material.
>
Drill holes have been vertically drilled.

No downhole deviation logs have been collected and
it is therefore not known if the drill holes have deviated away from vertical.

Based on the relatively
shallow seam depths, any deviation is expected to be insignificant and immaterial to the geologic characterization of the Property.
>
The dip of the coal seams is relatively minor and not a material issue for representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>
Sample handling procedures employed by explorationists follow typical US protocol and should be adequate to insure sample security.
Audits or reviews The results of any audits or reviews of sampling techniques and data.
>
MM&A has reviewed all available geological information for the Properties in developing the geologic model.

Only that data deemed suitable has been used for the purpose of generating the resource and reserve estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement and
land tenure status
>
Type, reference name/number,

location and ownership including agreements or
material issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>
The security of the tenure held at the time of reporting along with any known impediments to obtaining a licence to operate in the area.
>
The Coronado coal resources are located within three of the United State of America:
Virginia; West Virginia; and Pennsylvania.

Control of these Properties is governed by many hundreds of
agreements.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.

>
Coronado has represented to MM&A that it controls the mining rights to the coal deposits as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are developed under
responsible and experienced management.
>
There are no known legal or environmental encumbrances that would impede development of the subject coal reserves.
Exploration done by
other parties
>
Acknowledgment and appraisal of exploration by other parties.
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.
>
This exploration work was generally performed to prevailing US best practice standards and deemed adequate for the purposes of this TRS.

Geology
>
Deposit type, geological setting and style of mineralisation.
>
The Coronado coal resources are located within the Northern and Central Appalachian Coal
Basins.
>
The coal deposits are Carboniferous in age, being of the Pennsylvanian system.
>
Seam of economic significance typically range between 0.3 meters and 1.8 meters in thickness, with relatively little structural deformation.
>
Regional structure is typically characterized by gently dipping strata to the northwest at less than one percent.
Drill hole Information
>
A summary of all information material to the understanding of the exploration results including

a tabulation of the following information for all Material drill holes:
●
easting and northing of the drill hole collar
●
elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar
●
dip and azimuth of the hole
●
down hole length and interception depth
●
hole length.
>
If the exclusion of this information is justified on the basis that the information is not
Material and this exclusion does not detract from the understanding of the report, the Competent
Person should clearly explain why this is the case.
>
MM&A reviewed and entered all pertinent data into a digital geologic database for each
Coronado property.

The database consists of thousands of data records, which include drill hole and supplemental coal seam thickness measurements from outcrop and mine exposures.

>
All drill holes in the database are provided with a collar elevation and the State Plane
Coordinate System easting and northing coordinate.
>
After MM&A confirmed proper coal seam thickness and correlation, the seam data was modelled and compiled into coal resource maps.
>
The maps are provided in the TRS; however, a tabulation of the thousands of individual data records is not practical to include.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Data aggregation
methods
>
In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually Material and should be stated.
>
Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>
The assumptions used for any reporting of metal equivalent values should be clearly stated.
>
Where a coal seam has been bench sampled (typically for surface mining) the individual analyses for the coal plies are normally weight-averaged to represent the total of recoverable coal.
>
Coal quality summary results have been documented in the TRS.

Average coal quality on a
per-seam basis is used to represent the coal resources within a given mining area.
>
Average coal quality for each Coronado complex is provided in Tables 1-1, 1-2 and 1-3 of this
TRS.

>
No other data aggregations methods are used.
Relationship between
mineralisation widths
and intercept lengths
>
These relationships are particularly important in the reporting of Exploration Results.
>
If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>
If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>
Coal thickness values from all coal intersections and down hole geophysical logs are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0 degrees has little effect on the vertical thickness of the seam.
Diagrams
>
Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported These should include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
>
Diagrams and maps showing the coal seam intercepts are presented in the TRS.
Balanced reporting
>
Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>
All of the available, qualified exploration data has been included within the tabulations, maps, and diagrams for this TRS.
>
Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Other substantive
exploration data
>
Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results;
bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or contaminating substances.
>
Informational material available from the U.S. Geological Survey and the respective State
Surveys was used to assist in the Resource estimate.

Further work
>
The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>
Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>
Further work is expected to include additional exploration, geotechnical testing, coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database

integrity
>
Measures taken to ensure that data has not been corrupted by,

for example, transcription
or keying errors, between its initial collection and

its use for Mineral Resource estimation purposes.
>
Data validation procedures used.
>
MM&A confirmed coal seam thickness and correlations in databases used for coal deposit modelling.

Representative records were spot-checked for data entry validation.

>
Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>
Comment on

any site

visits undertaken

by the

Competent Person and the outcome of
those visits.
>
If no

site visits

have been

undertaken indicate

why this

is the case.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Geological interpretation
>
Confidence in (or conversely,

the uncertainty

of) the geological interpretation of the
mineral deposit.
>
Nature of the data used and of any assumptions

made.
>
The effect,

if any,

of alternative

interpretations on

Mineral Resource estimation.
>
The use of geology in guiding

and controlling

Mineral Resource estimation.
>
The factors affecting continuity both of grade and geology.
>
Due to the relative structural simplicity of the deposits and the reasonable continuity of the tabular coal beds, the principal geological interpretation necessary to define the geometry of the coal deposits is the proper modeling of their thickness and elevation.

>
Both coal thickness and quality data are deemed by MM&A to be reasonable within the resource areas.

>
Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Dimensions
>
The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral
Resource.
>
The subject coal resource areas mostly exist in discreet, individual deposits of highly variable dimensions, shapes and depth below the ground surface.
>
Such factors are best depicted in the maps contained in the TRS.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling techniques
>
The nature and appropriateness

of the estimation technique(s) applied and key
assumptions, including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If

a computer assisted estimation method was
chosen include a description of computer software and parameters used.
>
The availability of check estimates, previous estimates and/or mine production records and whether the Mineral Resource estimate

takes

appropriate account

of

such data.
>
The assumptions made regarding recovery

of by-products.
>
Estimation of deleterious elements or other non-grade variables of economic significance
(e.g. sulphur for acid mine drainage characterisation).
>
In the case of

block model interpolation, the

block size in relation to

the average sample
spacing and the search employed.
>
Any assumptions behind modelling of

selective mining units.
>
Any assumptions about correlation

between variables.
>
Description of how the

geological interpretation was

used to control the resource
estimates.
>
Discussion of basis for using or not

using grade cutting or capping.
>
The process of validation,

the checking process used, the comparison of

model data to
drill hole data, and use of reconciliation data if available.
>
Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological modelling
software in the form of Microsoft
®

Excel files incorporating, drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software.
>
Once imported, a geologic model was created.
>
The geological model was verified and reviewed.

>
Resources were estimated by defining seam thickness at each point of observation and by defining resource confidence arcs around the points of observation.
>
Points of observation for Measured and Indicated confidence arcs were defined for all drill holes that intersected the seam.

>
As prescribed by the common United States classification system the following distances from points of observation were used to define the corresponding Resource category arcs:
- Inferred Resources – greater than 3,960 feet (1.2 kilometers) but less than 15,840 feet (4.8 kilometers)
- Indicated Resources – 3,960 feet (1.2 kilometers)
- Measured Resources – 1,320 feet (0.4 kilometers)
>
The use of the standards commonly used in the United States are appropriate and customary for this resource jurisdiction and deposition type.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Criteria JORC Code explanation Commentary
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
Moisture
>
Whether the tonnages are estimated on a dry basis or with natural moisture, and the method of determination of the moisture content.
>
Coal resource tonnes are presented on a dry, in-situ basis.
>
Reserve tonnes are presented on a moist basis at anticipated product moisture ranging from 4.0 to 6.0 percent. Moisture content based on historic analyses of shipped coal.
Cut-off Parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and other mining operations of the Central Appalachian coal basin.

This experience
includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions
>
Assumptions made regarding possible mining methods, minimum mining dimensions and internal (or, if applicable, external) mining dilution. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential mining methods, but the assumptions made regarding mining methods and parameters when estimating
Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the mining assumptions made.
>
Mining factors such as dilution, mining and washing recovery are variable and have been applied at the coal deposits at each operation based on site-specific characteristics.
>
Details of the factors are cited within the TRS.
>
Factors that would typically preclude conversion of a coal resource to coal reserve include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of access;
insufficient exploration; or uncontrolled surface property for areas of proposed for surface mining.

>
While such factors were used to preclude the conversion of a very limited number of coal resources to coal reserves in this report, the extensive history of mining on the Properties would suggest that there are reasonable prospects for eventual economic extractions of all coal resources under favorable market conditions.
Metallurgical factors

or
assumptions
>
The basis for assumptions or predictions regarding metallurgical amenability. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential metallurgical methods, but the assumptions regarding metallurgical treatment processes and parameters made when reporting Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the metallurgical assumptions made.
>
The products mined from coal resources controlled by Coronado can be sold into high-, mid-, and low-volatile metallurgical coal markets because of their inherent quality characteristics.

>
Run-of-mine production is washed at the coal preparation plants as needed for quality control.

>
Coronado may blend production from multiple sources to manage ash and sulfur content along with the rheological and petrographic characteristics of the shipped products.

Environmental factors

or
assumptions
>
Assumptions made regarding possible waste and process residue disposal options. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider the potential environmental impacts of the mining and processing operation.

While at this stage the determination of potential environmental impacts, particularly for a greenfields project, may not always be well advanced, the status of early consideration of these potential environmental impacts should be reported. Where these aspects have not been considered this should be reported with an explanation of the environmental assumptions made.
>
MM&A completed a Limited Phase I Environmental Site Assessment (ESA) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.

Coronado reports not having conducted such a study since the MM&A studies.

>
The ESAs completed by MM&A included a site inspection, review of historical records, a database search of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites.

>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at
Greenbrier.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.

Bulk density
>
Whether assumed or determined. If assumed, the basis for the assumptions. If determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness of the samples.
>
The bulk density for bulk material must have been measured by methods that adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>
Discuss assumptions for bulk density estimates used in the evaluation process of the different materials.
>
Laboratory derived seam densities measured in specific gravity were used where available.

As
needed, these data were supplemented by estimated seam density values based on the relative proportion of coal and non-coal material within the seam (typically at 1.30 and 2.25 specific gravity, respectively).
>
Average seam density was determined for each coal deposit and used to convert coal volumes into coal tonnage estimates.
Classification
>
The basis for the classification of the Mineral Resources into varying confidence categories.
>
Whether appropriate account has been taken of all relevant factors (i.e. relative confidence in tonnage/grade estimations, reliability of input data, confidence in continuity of geology and metal values, quality, quantity and distribution of the data).
>
Whether the result appropriately reflects the Competent
>
Person’s view of the deposit.
>
The Resource has been classified based on suitable distances from points of observations prescribed in the common United States classification system.
>
The use of the United States standards is appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
>
All relevant factors have been accounted for and reflect the Competent Person’s view of the
deposit.
Audits or reviews
>
The results of any audits or reviews of Mineral Resource estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the estimate
of resources and reserves for depletion as of December 31, 2018, December 31, 2019, December 31, 2020
and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission (SEC) Industry Guide 7 and USGS Circular 891 standards.

>
Earlier audits were performed by various independent consultants for predecessors-in-title to
Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.

>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to
Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence
>
Where appropriate a statement of the relative accuracy and confidence level in the
Mineral Resource estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the resource within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that could affect the relative accuracy and confidence of the estimate.
>
The relative accuracy of and confidence in the coal tonnage and quality estimates provided herein are judged to be in conformance with current industry best-practices.

>
The representation of average coal quality characteristics should be understood to represent a reasonably representative sampling that is generally indicative of coal quality and does not represent a statistically rigorous approach to coal quality modeling.
>
Resource estimation has been completed using standard coal estimation methods which are deemed appropriate for this deposit.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for conversion
to Ore Reserves

>
Description of the Mineral Resource estimate used as a basis for the conversion to an Ore
Reserve.
>
The coal resource estimate was prepared as part of the report Coronado Global Resources Inc.
Statement of Coal Resources and Reserves in Accordance with JORC Code and United States SEC
Standards as of December 31, 2022 – Northern and Central Appalachian Coal Basins – Virginia, West
Virginia and Pennsylvania, USA – February 2023 prepared by MM&A.
>
The resource estimation criteria were developed by MM&A based on the capabilities of the mining equipment used within the production model and on industry-accepted standards to assure that the basic geologic characteristics of the coal resources are in reasonable conformity with those to be mined and marketed by Coronado.
>
Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>
Coal resources generally are reported inclusive of the coal reserves.

In some cases, resources are
reported in addition to coal reserves.

Tables 1-1 and 11-3 of the TRS clearly identify resources
“inclusive of mine plan” from which coal reserves were estimated along with those resources “exclusive of mine plan” from which no reserves were estimated.

Site visits

>
Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Study status

>
The type and level of study undertaken to enable Mineral Resources to be converted to Ore
Reserves.
>
A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>
The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material
Modifying Factors have been considered.
>
This geologic evaluation conducted in accordance with JORC and SEC standards and in conjunction with the preliminary feasibility study is sufficient to conclude that the surface, highwall miner and underground coal reserves identified on the Properties are economically mineable under reasonable expectations of market prices for thermal and metallurgical coal products, estimated operation costs, and capital expenditures.
>
The pre-feasibility financial models, prepared by MM&A for this TRS, was developed to test the economic viability of each coal resource area.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters

>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and are typical of mining operations in the Central Appalachian coal basin.

This
experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions

>
The method and assumptions used as reported in the Pre-Feasibility or Feasibility Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>
After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas.
>
The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>
The room-and-pillar mining method was selected to model the underground mining resources, utilizing continuous miners for coal extraction, shuttle cars for production section haulage and roof bolters for roof control, with the exception that the Buchanan Mine also uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource areas located above
drainage are relatively small and often have irregular boundaries. The Buchanan Mine in Buchanan
County, Virginia is the only active longwall mine currently being operated by Coronado.
>
The Coronado underground mining resource areas which are located above-drainage require an access road and mine access development along the outcrop, whereas below-drainage mines are accessed via shaft or slope based on other proposed surface infrastructure locations and/or surface property control.

>
The surface mining method selected utilizes highly productive hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.

The mobile equipment spreads adapt readily to
winding coal outcrops for contour surface mining and are effective for point-removal and area mining
applications.
>
Application of highwall and auger mining units is an effective method to recover coal resources not suitable for underground mining and under excessive cover for surface mining.
>
The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>
Mining plans for potential underground mines were developed by MM&A.

Pillar stability was
tested by MM&A using the Analysis of Coal Pillar Stability (ACPS ) program that was developed by the
National Institute for Occupational Safety and Health ( NIOSH )
.

>
Coronado must obtain approved mining plans from United States Department of Labor Mine
Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during contour and area mining.

MM&A’s planning model does not require input of specific highwall design parameters, but provides for timing of mining within mine plan polygons that is representative of the operation performance attained at Central Appalachia surface mines.
>
Highwall and auger mining is conducted under highwalls designed and constructed to meet MSHA permit requirements.

To better assure highwall stability and safety

during highwall coal extraction,
MSHA requires that coal fenders, or stumps, be left in place between successive cuts. Periodic barrier pillars must be left in place as an additional safeguard.

MM&A has adjusted the expected mining
recovery for highwall and auger mining resources to reflect highwall stability and safety requirements.
>
The major assumptions made and Mineral Resource model used for pit and stope optimisation (if appropriate).
>
Underground Mining Resources:

For metallurgical resources, minimum coal seam thickness
extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover) of 30.5 meters.

A 61-meter horizontal distance is maintained from abandoned mines and sealed or pillared areas, and a 30-meter horizontal distance is maintained from planned highwall miner panels.

Mine
recovery is reduced when a rider coal seam is present within a 1.5- to 3.0-meter interval above the coal

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
seam.

No mining is projected when the interval between overlying and underlying reserves is less than
12 meters.
>
Surface Mining Resources:

For classification as a surface-mineable resource, a seam must be at least 0.3 meters in thickness as a stand-alone (principle) seam and 0.15 meters in thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area mining strip ratio is generally
20:1 for thermal coal and 30:1 for metallurgical coal.

Some areas were assessed for their economic
viability at higher ratios, and were included as reserves if deemed economic.

For contour surface
mining, a minimum of 38-meter bench is provided to support HWM.
>
HWM and Auger Mining Resources: HWM cut depth (penetration) is established at a maximum of
244 meters.

The minimum mineable coal thickness is limited at 0.6 meters. For coal seams less than
0.8 meters thick, roof and/or floor characteristics must allow OSD cutting to maintain a 0.8-meter minimum cutting height.
Auger mining cut depth is established at an average of 91 meters.

The
minimum mineable coal thickness is limited at 0.5 meters.
>
The mining dilution factors used.
>
Underground Mining Reserves:

The planning model assigns minimum mining heights of 1.4 to 1.8 meters for mains and panel development.

At the Buchanan Mine, a minimum mining height of 1.8
meters was used due to the longwall mining method being employed.

For coal seams thinner than the
assigned mining height, the difference between the coal seam height and assigned mining height consists of OSD.

In all cases a minimum of 0.05 meters of OSD was assumed, with the exception of the
Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>
Surface Mining Reserves:

Area mining is generally limited to a cumulative overburden ratio of 30:1 and a 15:1 ratio for contour mining.

Exceptions were considered for mining of metallurgical grade coal where deemed economical.

It is assumed that careful cleaning of exposed coal pits will result in minimal OSD.
>
HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height is a
minimum of 76 to 99 centimeters for clearance purposes.

When the coal seam is less than 76 to 99
centimeters thick, OSD assumed and included in the ROM product. Because the auger has very limited
OSD cutting ability, it is assumed that an appropriate auger diameter will be chosen based on the coal seam thickness and that OSD will be minimal.
>
The mining recovery factors used.
>
Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent for continuous mining panels, and 100 percent for longwall.
>
Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining recovery is
reduced where second mining is projected in previously underground and auger mined areas.
>
HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied for HWM.
A
mine recovery of 35 percent has been applied for auger mining.
>
Any minimum mining widths used.
>
Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>
The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
>
Mine plan LOM tonnage includes inferred coal and those areas that do not meet the minimum coal thickness requirement for classification as reserve.

Inferred coal represents approximately 0.6% of the
LOM production for Mon Valley and 0.000001% of the total LOM production for Logan.

None of this
coal was included in the estimate of reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The infrastructure requirements of the selected mining methods.
>
Underground Mining Resources:

The continuous mining method provides for the extraction of
coal from the production faces using continuous miners (and longwall shearing machine at Buchanan)
and haulage using shuttle cars or battery haulers to a feeder-breaker located at the tail of the section conveyor belt.

The feeder-breaker crushes large pieces of coal and rock and regulates coal feed onto the mine conveyor.

A chain conveyor is used to remove coal from the longwall face at the Buchanan
Mine for placement onto the conveyor belt which is ultimately delivered to an underground storage bunker.

Roof-bolting machines are used to install roof bolts, and battery scoops are available to clean the mine entries and assist in delivery of mine supplies to work areas.

Surface ventilation fans are
installed as needed to provide a sufficient volume of air to ventilate production sections, coal haulage and transport entries, battery charging stations, and transformers in accordance with approved plans.
>
Coronado currently operates three coal preparation plants, one each at the Buchanan, Logan
County and Greenbrier Divisions.

The Buchanan Plant operates at a feed rate of approximately 907 raw tonnes per hour ( tph ), whereas the Saunders Plant (Logan County Division) has a nominal feed rate of
816 tph, and the Mountaineer Plant (Greenbrier Division) operates at 544 tph. MM&A has included capital estimates for construction of additional coal preparation plants at the Russell County and Mon
Valley Complex for the purposes of this TRS.

>
Surface Mining Resources: The surface mining mobile equipment spreads advance the contour and area mining pits while systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads are extended and maintained as the pits advance.

Support facilities are maintained
nearby but away from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most of the surface mine
production is transported to a loading point for crushing, blending and direct-shipment to customers.

>
HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The rate of advance of the contour mining is governed by the advancement rate of the HWM.

A diesel-
powered generator trails the highwall miner and powers the continuous mining unit.

Other support
facilities are provided along with the contour mining support facilities.

HWM production is all
transported by truck to the coal preparation plant for washing.
Metallurgical factors or
assumptions

>
The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>
Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed in
heavy medium cyclones.

Fine material is washed using conventional froth flotation cells.
>
Whether the metallurgical process is well-tested technology or novel in nature.
>
Processes are typical of those used in the coal industry and are in use at adjacent coal processing plants.
>
The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>
The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A.

The drill hole data were utilized to develop average coal quality characteristics mining site.

These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed.
>
Any assumptions or allowances made for deleterious elements.
>
No significant effects on product quality are anticipated from dilution material; float product quality was used to model final product quality.
>
The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>
No bulk sample or pilot scale work has been completed.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>
Notwithstanding the complexity of the coal quality data set, the seams of the central and northern
Appalachian coalfields have a long history of providing both high-Btu thermal coals and high-, mid- and low-volatile coking coals with favorable metallurgical properties.
Environmental

>
The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.
>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at
Greenbrier.
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.
Infrastructure

>
The existence of appropriate infrastructure:

availability of land for plant development,
power,

water,

transportation (particularly for bulk

commodities), labour,

accommodation; or the
ease with which the infrastructure can be provided or accessed.
>
Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine Complex);
Coronado also controls the idle Midland Surface Mine at the Greenbrier Mine Complex.

>
Coronado operates five underground mines as follows:

Buchanan Mine at the Buchanan Mine
Complex; Winifrede, Eagle No. 1, Muddy Bridge and Lower War Eagle Mines in the Logan Mine
Complex; the Mountaineer #1 Mine at the Greenbrier Mine Complex is currently idle.
>
All ROM production is currently planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

>
There is a network of public highways that provide serviceable coal haul routes and private, internal roads on the Properties would be developed as may be needed.

Rail service to the Properties
is most readily provided by NS and CSX with connections to both domestic consumers and international trans-shipment points.

NS track is located across the Monongahela River from the proposed Pangburn
Hollow load-out facility.

Coal would be shipped to customers via barge and rail and sold as both metallurgical and thermal products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Costs

>
The derivation of, or assumptions made, regarding projected capital costs in the study.
>
The methodology used to estimate operating costs.
>
Coronado provided historical and 5-year budget operating costs for its active mines for MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed personnel schedules for each mine.

Hourly labor rates and salaries were based upon information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed for vacation and
holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses.

A cost factor for mine supplies
was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs at underground mines.

Other factors were developed for maintenance and repair costs, rentals, mine power, outside services and other direct mining costs.
>
Surface mine direct operating costs were developed as a function of overburden ratio for repair and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.

Operating costs for highwall mines are based on costs per ROM tonne estimates.

Other cost factors
were developed for coal preparation plant processing, refuse handling, coal loading, trucking, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes,

the federal black lung excise tax,
and federal and state reclamation fees.
>
Capital schedules were developed by MM&A for mine development, infrastructure, and on-going capital requirements for the life of each projected mine.
>
Staffing levels were prepared and operating costs estimated by MM&A for each projected mine.

MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

>
Allowances made for the content of deleterious elements.
>
No allowances have been made for deleterious elements; no impact to quality from deleterious elements is anticipated.
>
The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
>
Derivation of transportation charges.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
>
The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>
MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

All ROM production is currently planned for either
truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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. 16
Criteria JORC Code explanation Commentary
>
The allowances made for royalties payable, both Government and private.
>
Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal

black lung excise tax, and federal and state
reclamation fees.
Revenue factors

>
The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
>
The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>
Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>
The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
>
A customer and competitor analysis along with the identification of likely market windows for the product.
>
All of the mine production serves metallurgical and thermal markets.

The metallurgical coal is
marketed as high-volatile (typically 28 percent or greater volatile matter content); mid-volatile
(typically 23- to 27-percent volatile matter content) and low-volatile (typically less than 23 percent volatile matter content) products.
>
Raw ROM production that requires washing is currently processed through Coronado owned and operated coal preparation plants.

>
ROM coal that does not require further processing is delivered directly to the loading points for sizing and delivery to customers.

Coronado has access to two rail-loading points serviced by the
Norfolk Southern Corporation ( NS )

and two rail-loading points serviced by
CSX Corporation ( CSX ) .
>
Price and volume forecasts and the basis for these forecasts.
>
Carlson Mining
®

was used by MM&A to generate mine plans for underground-

and surface-
mineable coal seams.

Underground mine plans were sequenced based on productivity schedules provided by Coronado, which were based on historically achieved productivity levels.

Surface mine
plans were generated under productivity assumptions (bank cubic yard per shift) as provided by
Coronado and reviewed by MM&A, again based heavily on productivity levels achieved by Coronado.

All production forecasting ties assumed production rates to geological models as constructed independently by MM&A’s team of geologists and mining engineers.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
Economic

>
The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose of classifying coal reserves.

The project cash flows, excluding debt service, are calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct costs

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
include labor, drilling and blasting, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, sampling and analysis services, reclamation and general and administrative costs.

Indirect costs include statutory and legally agreed
upon fees related to direct extraction of the mineral.

The indirect costs are the Federal black lung tax,
Federal and State reclamation taxes, property taxes, local transportation prior to delivery at rail

or
barge loading sites, coal production royalties, sales and use taxes, income taxes and State severance taxes. Coronado’s historical costs provided a useful reference for MM&A’s cost estimates.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price
forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price forecasting in financial modeling.
>
All costs and prices are based on 2022 nominal United States dollars.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas, which is projected for the year 2100.
>
The all-mines average cash cost ranges between approximately $65 and $317 per tonne for most of the operating period.
>
NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>
An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>
NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was estimated to be
$1.562 billion, $92.2 million, $168.3 million, $366.6 million and $62.7 million, respectively.
>
The sensitivity study shows the NPV at the 10.0% discount rate when Base Case sales prices, operating costs, and capital costs are increased and decreased in increments of 5% within a +/- 15%
range.

Social

>
The status of agreements with key stakeholders and matters leading to social license to operate.
>
Portions of the properties are located near local communities.

Regulations prohibit mining
activities within 91 meters of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure.

Where required, such consents have been
obtained where mining is proposed beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>
Any identified material naturally occurring risks.
>
No material naturally occurring risks have been identified.
>
The status of material legal agreements and marketing arrangements.
>
The Coronado coal resources are located in Buchanan, Russell and Tazewell Counties, Virginia;
Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties, West Virginia; Allegheny,

Washington
and Westmoreland Counties, Pennsylvania.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.
>
Coronado has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
rights controlled by Coronado.

The TRS assumes the properties are developed under responsible and experienced management.
>
The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals. There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>
Coronado has obtained all mining and discharge permits to operate 34 underground mines, 13 surface mines, and 18 processing, loadout or related facilities.

MM&A is unaware of any obvious or
current Coronado permitting issues that are expected to prevent the issuance of future permits.

Coronado, along with all Central and Northern Appalachian basin coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection
Agency ( EPA )

involvement with state programs.
Classification

>
The basis for the classification of the Ore Reserves into varying confidence categories.
Whether the result appropriately reflects the Competent Person’s view of the deposit. The proportion of Probable Ore Reserves that have been derived from Measured Mineral Resources
(if any).
>
Measured and indicated resources have been converted to proved and probable reserves, respectively.
>
None of the probable coal reserves have been derived from measured resources.
>
In a limited number of cases where there was only very limited data available to demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>
The results of this TRS define an estimated total initial ROM recoverable ore (coal) reserve estimate of 551 million tonnes for Coronado as follows:
a)

Buchanan =

154 Mt
b)

Logan

=

138 Mt
c)

Greenbrier=

12 Mt
d)

Russell =

50 Mt
e)

Mon Valley =

197 Mt

>
Coronado controls a total of 334 Mt (moist basis) of marketable coal reserves for Coronado as of
December 31, 2022 (total may not add due to rounding).

Of that total, 74 percent are proved, and 26
percent are probable.

Total reserves by complex are as follows:
a)

Buchanan =

93 Mt
b)

Logan

=

71 Mt
c)

Greenbrier=

7 Mt
d)

Russell =

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews
>
The results of any audits or reviews of Ore Reserve estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020 and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission ( SEC )

Industry Guide 7 standards.

Earlier audits were performed
by various independent consultants for predecessors-in-title to Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews
defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.
>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Discussion of relative
accuracy/ confidence

>
Where appropriate a statement of the relative accuracy and confidence level in the Ore
Reserve estimate using an approach or procedure deemed appropriate by the Competent Person.
For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>
Operations on the Properties by Coronado and its predecessors have been on-going for many years.

>
MM&A is confident that the mine plans and financial models are reasonably representative to provide an accurate estimation of coal reserves.
>
Mine development and operation have not been optimized within the TRS.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors on a global scale as current local data reflects the global assumptions.
>
Accuracy and confidence discussions should extend to specific discussions of any applied
Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado mines and future resource development are summarized below:
>
Mine Accidents
>
Highwall Failure.

Highwall failures are likely to result in a temporary mine closure and should not have a material impact on the mine sustainability.

The risk is considered to be probable.

>
Adverse Geological Conditions.

Adverse geological conditions include such conditions as faults and sandstone washouts.

The risk is considered to be probable.

The impact is expected to be temporary
with little material impact on mine sustainability.
>
Environmental Risk.

Numerous federal and state permits are required to operate coal mines and mine surface facilities. Permitting rules are complex and may change over time, making compliance difficult or impossible.
>
Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject to modification.

The probability of water quality changes having a material impact on mine operations is possible.

As a contemporary example, the selenium discharge issue that affects western Canadian and
Central Appalachian Basin operators has only recently emerged as a concern and its ultimate impact has not been determined.
>
New Permits.

Permit protests by environmental groups and individuals can contribute to permit delays or denial and increase the cost of permitting and delay development.

Surface mining activities,
coal refuse disposal and construction of access roads in mountainous terrain often require storage of material in valley fills.

Authority to dispose of fill material into waters of the United States must be granted by the United States Army Corps of Engineers ( COE )
.

COE permits are increasingly difficult to
obtain.
>
Regulatory Requirements.

Adverse impact from regulatory changes is considered to be probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>
Market Risk.

Metallurgical and thermal coal markets ultimately depend upon the global steel and thermal coal demand and are considered to be volatile.

Currently, the US coal market has seen a
decline in demand for thermal coal due to thermal plant closures, as a result of new air and water pollution regulations, and competition from other commodities used for power generation such as natural gas.

This has resulted in an overall decline in CAPP coal production.

Continued regulatory
changes and declining demand could result in material changes in domestic and global coal markets.

The impact cannot be predicted at this time; however, while MM&A expects the coal reserve within this TRS to remain economically viable throughout the life of the projected mines, the LOM financial model is very sensitive to changes in coal sales price and therefore market risk is not insignificant.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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. 20
Criteria JORC Code explanation Commentary
>
Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine closure.

The mines are likely to suffer the loss of key supervisors and skilled employees due to retirement as the workforce ages.

The problem is industry-wide and the
impact is expected to be temporary and have no sustained impact on coal production.
>
Availability of Equipment and Supplies.

Risk of equipment and supply availability is likely to be
temporary and should not have a sustained adverse impact on the production of coal.
>
Transportation Delay.

Interruption of coal transport services by river or rail is considered to be probable but unlikely to have a sustained impact on coal production.
>
It is recognised that this may not be possible or appropriate in all circumstances. These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
Mine plans, productivity expectations and cost estimates generally reflect historical performance and efforts have been made to adjust plans and costs to reflect future conditions.